THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS





                           ANNUAL REPORT
                           DECEMBER 31 , 1999


                  THE WRIGHT MANAGED EQUITY TRUST

                           o   Wright Selected Blue Chip Equities Fund
                           o   Wright Major Blue Chip Equities Fund
                           o   Wright International Blue Chip Equities Fund

                  THE WRIGHT MANAGED INCOME TRUST

                           o   Wright U.S. Treasury Money Market Fund
                           o   Wright U.S. Government Near Term Fund
                           o   Wright U.S. Treasury Fund
                           o   Wright Total Return Bond Fund
                           o   Wright Current Income Fund

                  THE WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
-------------------------------------------------------------------------------



The Wright Managed Blue Chip Investment Funds consists of three equity funds from The Wright Managed Equity Trust, a money market fund and four other fixed income funds from The Wright Managed Income Trust. Each of the eight funds have distinct investment objectives and policies. They can be used singly or in combination to achieve virtually any objective. Further, as they are all "no-load" funds (no commissions or sales charges), portfolio allocation strategies can be altered as desired to meet changing market conditions or changing requirements without incurring any sales charges. Except as noted, each Fund offers two classes of shares designated as Institutional Shares and Standard Shares.


APPROVED WRIGHT INVESTMENT LIST

Securities selected for equity portfolios are drawn from investment lists prepared by Wright Investors' Service (Wright) known as The Approved Wright Investment List (AWIL) and The International Approved Wright Investment List (International AWIL). Companies are selected by Wright as having the highest investment quality among those equity securities which are considered as "investment grade". The corporations may be large or small, exchange traded or over-the-counter, and may include those not currently paying dividends on their shares. Companies are, in the opinion of Wright, soundly financed and have established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets for their publicly owned shares.

THREE EQUITY FUNDS

WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC) seeks to enhance total investment return of price appreciation plus income by providing active management of equities of well-established companies meeting strict quality standards. Equities selected are limited to those companies on the AWIL whose current operations reflect defined, quantified characteristics which have been determined to offer comparatively superior total investment returns over the intermediate term. The process selects those companies from the AWIL, regardless of size, based on Wright's evaluation of their outlook as described above. Investments are equally weighted.

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC) seeks to enhance total investment return of price appreciation plus income by providing management of a broadly diversified portfolio of equities of larger well-established companies meeting strict quality standards. In selecting companies from the AWIL for this portfolio, the Investment Committee of Wright selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae takes into consideration factors such as over/under valuation and compatibility with current market trends. Investments in the portfolio are control weighted in the selected securities.

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC). This is a broadly diversified portfolio of equities of well-established, non-U.S. companies meeting strict quality standards. The portfolio may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (ADR's) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment.


A MONEY MARKET FUND

WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM) seeks a high rate of current income but with added safety that comes from limiting its investments to securities of the U.S. Government and its agencies. There may be an added advantage to investors that reside in states and municipalities that do not tax dividend income from mutual funds investing exclusively in U.S. Government securities. This Fund only offers Standard Shares.


FOUR FIXED-INCOME FUNDS

WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB) (name changed to Wright U.S. Government Near Term Fund on July 1, 1998) is a diversified portfolio concentrating on bonds and other obligations of the U.S. Government and U.S. Government Agencies with an average weighted maturity of less than five years. This portfolio is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term money market instruments and who is also tolerant of modest fluctuation in capital (i.e. compared with somewhat greater fluctuation likely with longer term fixed income securities). Dividends are accrued daily and paid monthly.

WRIGHT U.S. TREASURY FUND (WUSTB) is invested in U.S. Treasury bills, notes and bonds, which are guaranteed as to principal and interest by the full faith and credit of the U.S. Government, and which are not expected to be taxable by certain state or municipal governments. Maturities are relatively long. Dividends are accrued daily and paid monthly.


WRIGHT TOTAL RETURN BOND FUND (WTRB) is a diversified portfolio of investment grade government and corporate bonds and other debt securities of varying maturities which, in the Adviser's opinion, will achieve the portfolio objective of best total return, i.e. the best total of ordinary income plus capital appreciation. Accordingly, investment selections and maturities may differ depending on the particular phase of the interest rate cycle. Dividends are accrued daily and paid monthly. This Fund only offers Standard Shares.

WRIGHT CURRENT INCOME FUND (WCIF) may be invested in a variety of securities and may use a number of strategies to produce a high level of income with reasonable stability of principal. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly.

TABLE OF CONTENTS
-------------------------------------------------------------------------------



Investment Objectives...............................inside front cover
Letter to Shareholders...............................................2
Management Discussion................................................3
Performance Graphs...................................................8
Dividend Distributions and Investment Return........................11

FINANCIAL STATEMENTS

THE WRIGHT MANAGED EQUITY TRUST
         Wright Selected Blue Chip Equities Fund....................18
         Wright Major Blue Chip Equities Fund.......................20
         Wright International Blue Chip Equities Fund...............22
         Financial Highlights.......................................24
         Notes to Financial Statements..............................29


THE WRIGHT MANAGED INCOME TRUST
         Wright U.S. Treasury Fund Money Market Fund................34
         Wright U.S. Government Near Term Fund......................36
         Wright U.S. Treasury Fund..................................38
         Wright Total Return Bond Fund..............................40
         Wright Current Income Fund.................................42
         Financial Highlights.......................................44
         Notes to Financial Statements..............................50


THE WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
         Selected Blue Chip Equities Portfolio......................56
         International Blue Chip Equities Portfolio.................58
         U.S. Government Near Term Portfolio........................60
         U.S. Treasury Portfolio....................................62
         Current Income Portfolio...................................64
         Supplementary Data.........................................66
         Notes to Financial Statements..............................69

INVESTMENT PORTFOLIOS
         Wright Major Blue Chip Equities Fund (WMBC)................76
         Wright Total Return Bond Fund (WTRB).......................78
         Selected Blue Chip Equities Portfolio (SBCP)...............80
         International Blue Chip Equities Portfolio (IBCP)..........82
         Wright U.S. Treasury Money Market Fund (WTMM)..............84
         U.S. Government Near Term Portfolio (NTBP).................85
         U.S. Treasury Portfolio (USTBP)............................86
         Current Income Portfolio (CIFP)............................87


LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------



                                                       February 2000



Dear Shareholders:

The early days of trading in 2000 were a chaotic introduction to the New Year. The 30-year Treasury bond lost more than a point on January 3, the first trading session of the year, while technology stocks gained 3%. Day two saw bonds advance sharply and tech stocks drop almost 6%. On the third trading day, bonds were down again, as were tech stocks, although the Dow staged a significant rebound.

Apparently, what we said three months ago still pertains: "Market volatility is likely to remain elevated so long as uncertainties about the direction of interest rates persist." So far in 2000, investors have in fact continued to worry about interest rates; the strictly upside volatility in stocks seen during the fourth quarter of 1999 has been replaced by a two-sided volatility. As everyone with any memory of historical stock market cycles knows, stocks don't only go higher. And, while it may be obvious only in hindsight, there is more to investing than buying last year's winners. In the market's favor going forward in 2000 is the fact that, outside of the technology sector and select other investor favorites, valuations in the broad market are quite reasonable.

Meanwhile, the economic backdrop remains mostly positive for financial assets. The U.S. economy is about to begin its record tenth year of expansion, and while some slowing is likely, growth should still be quite healthy. In Europe and most of Asia, business is on the mend. Inflation may tick up modestly this year, but markets are still quite competitive, continuing to constrain pricing power. Nevertheless, corporate profits stand to rise in the neighborhood of 10% in the coming year, as business relentlessly pursues productivity improvements.

The dreaded Y2K changeover has come and gone with little apparent effect on global economies, corporate operations or securities markets. Billions of dollars spent by corporations, governments and organizations to prepare for Y2K averted any serious problems, the likelihood of which had probably been exaggerated in any case. In Wright's own case, I'm happy to report that the transition to Y2K was entirely uneventful. About the only Y2K-related thing left to worry about is the billions in excess cash pumped into the financial system by the Federal Reserve in the event of a run on the banks. Our view is that this excess will be worked down gradually in order not to have a material effect on the securities markets.

That said, the Federal Reserve increased interest rates in February, and it is widely expected that the Fed will raise rates again at its March FOMC meeting, an expectation that aggravated selling pressures in stocks and bonds early in 2000. While the interest rate outlook is the most problematic aspect of the year 2000 economic environment, we believe that the bulk of the rise in bond yields is behind us. On the whole, we look forward to the opportunities and challenges that lie ahead in 2000.

Once again,I call attention to our Internet site (www.wrightinvestors.com), which continues to expand in value as a resource to investors. Please let us know if there is any way that we can better serve your investment needs.

                                                       Sincerely,

                                                       /s/ Peter M. Donovan

                                                       Peter M. Donovan
                                                       President

MANAGEMENT DISCUSSION
-------------------------------------------------------------------------------





EQUITY FUNDS

Following last summer's correction, global stock prices rebounded strongly in the fourth quarter to close 1999 at record levels in most major markets. Global economic conditions continued to firm over the final three months of 1999, led by the U.S. economy, which completed its fourth straight year of 4% growth. Corporate profit reports generally made for good reading, and inflation remained subdued - although the U.S. economy's strong growth, along with improving business overseas, caused the Federal Reserve to raise interest rates in November before the Y2K changeover effectively put policy in a liquidity-supplying mode. Despite higher interest rates, global stock markets took on an increasingly confident tone as Y2K neared, and every one of the 29 largest national markets advanced in the fourth quarter.

Once again, the technology sector was the prime mover in the fourth quarter market. Driven by a manic demand for tech stocks, the Nasdaq rose 48% in the last three months of 1999, bringing its 1999 gain to 86%, the biggest annual increase ever for a U.S. stock market index. Most stocks didn't fare as well as Nasdaq in 1999. In fact, while tech stocks were soaring, the NYSE cumulative advance/decline line hit a four-year low in December. Even Nasdaq saw 2,000 of its 4,800 constituent stocks decline last year. Clearly, without the great returns racked up by tech stocks this past year, the S&P 500 would not have been able to earn its fifth straight yearly return in excess of 20%.

Wright expects that underlying economic conditions will remain favorable for stocks in the New Year. According to the International Monetary Fund, the world economy will grow 3.5% in 2000, with inflation staying under 2%. U.S. GDP growth will probably slow from the 4% pace of the last three years, but growth approaching 3.5% seems well within the economy's capabilities. Core consumer prices may rise as much as 2.5% in the U.S. this year; even so, it would still be the fourth lowest rate in three decades. The Federal Reserve worries that tight labor markets will boost wages to the point that they can't be offset by productivity gains, but there is little sign of this yet.

No doubt the steep rise in technology share prices - perhaps the real target of the Fed's interest rate hikes - has perplexed the Fed, indeed, most of us. From the Fed's point of view, there was a logical basis for tech stocks to surge 50% in the six months following the start of Fed easing in September 1998. But how does one explain the 40% price advance in the six months since the Fed began to tighten at midyear 1999? So far at least, about the only people chastened by the Fed's rate hikes have been bond investors and shareholders in companies in the "old economy" (including many with something most e-businesses lack - profits). The record highs in the DJIA and the S&P 500 have swelled consumer confidence to 30-year highs. But the wealth effect on economic growth is a two-edged sword. Should tech stocks lead the rest of the market lower, then consumer spending may be hard hit by falling confidence. Ironically, this is what the Fed is hoping to avoid. But it may, in fact, be set on such a course.

                                       1999    1999     1998     1997     1996    1995     1994     1993     1992    1991
  Total Return                          Q4     Year     Year     Year     Year    Year     Year     Year     Year    Year
----------------------------------------------------------------------------------------------------------------------------------

  Selected Blue Chips (WSBC)           9.4%     5.8%     0.1%   32.7%    18.6%    30.3%    -3.5%     2.1%     4.7%   36.0%
  Major Blue Chips (WMBC)
     Standard Shares                  12.5%    23.9%    20.4%   33.9%    17.6%    29.0%    -0.7%     1.0%     8.0%   38.9%
     Institutional Shares             13.0%       -        -     -          -        -        -        -        -       -
  Int'l Blue Chips (WIBC)
     Standard Shares                  30.2%    34.3%     6.1%    1.5%    20.7%    13.6%    -1.6%    28.2%    -3.9%   17.2%
     Institutional Shares             30.2%    34.5%     7.5%   -6.4%*      -        -        -        -        -       -
----------------------------------------------------------------------------------------------------------------------------------

  *: For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND

The Wright Selected Blue Chip Fund (WSBC) had a 9.4% return in the fourth quarter, trailing the S&P 400 MidCap index's return of 17.2%. For all of 1999, the WSBC had a total return of 5.8%, as compared with 14.7% for the S&P MidCaps. The portfolio's technology holdings, which amounted to 28% of the fund at year-end 1999 (S&P 400 = 27%), performed well in absolute terms in the quarter, but they lagged the even better results of the technology stocks held in the S&P MidCap index. (Some benchmark tech stocks, such as Veritas Software, Siebel Systems and Qlogic had returns of better than 125% for the quarter.)

Stock selection also hindered WSBC results in the consumer staples and capital goods sectors during the fourth quarter, more than offsetting value added in basic materials and energy stocks. The fund got positive contributions from Gateway, Keane, Watson Pharmaceuticals, Synopsis and A.G. Edwards in the quarter.

The stocks in the WSBC Fund had an average P/E multiple of 21.2 times last 12-month earnings, at December 31, significantly below S&P MidCap 400 27.4 P/E. The latter includes quite a few companies with nominal or negative earnings. Historical WSBC growth characteristics compare favorably with those of the S&P MidCaps; the average rate of growth in cash earnings over the past five years was 21% vs 15% for the S&P MidCaps. Looking ahead over the next five years, WSBC earnings are estimated to grow at an 18% annual rate, slightly below the S&P benchmark's 20% growth target.


WRIGHT MAJOR BLUE CHIP EQUITIES FUND

The Wright Major Blue Chip Fund (WMBC) capped off a strong 1999 with a 12.5% return in the fourth quarter, a period of strongly rebounding stock prices. While WMBC's fourth-quarter result trailed that of the S&P 500 by 240 basis points, the fund outperformed the S&P 500 benchmark by a 23.9% to 21.0% margin for all of 1999.

In the fourth quarter, the WMBC Fund benefited from stock selection in the technology sector, where it has a slightly below benchmark weight of 28% (vs 30% for the S&P 500). Stocks in the consumer staples area were another source of value added in the fourth quarter. Detracting from WMBC results was the laggard action of some stocks in the capital goods and consumer cyclicals sectors. Among the big contributors to results in the last quarter of 1999 were Oracle Systems, Gateway 2000, EMC Corp. and Sun Microsystems and, among non-technology stocks, Costco, Avery Dennison and American Express. Fourth-quarter performance was hampered to some extent by holdings in TJX Cos., Pitney Bowes and Tyco International, and by underweight positions in America Online and GE.

While the WMBC Fund has averaged slightly better value than the S&P 500 in the past, it is managed as a Large Cap Blend portfolio (a blend of growth and value). At December 31, 1999, its holdings averaged a P/E of 24.9 times 12-month forward earnings, nominally above the S&P 500's 24.6 P/E.


WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

The Wright International Blue Chip Fund (WIBC) earned 31.1% in the fourth quarter of 1999, which was 17.6% ahead of the FT/S&P Actuaries World ex US index. Over the 12 months of 1999, WIBC standard shares returned 35.1%, as compared with 31.8% for the FTSE Actuaries World ex US index. Over the five years through 1999, the WIBC Fund has returned an average of 2.1% of excess return per year over the FTSE Actuaries World ex US index.

The WIBC Fund was repositioned substantially during the fourth quarter of 1999. The portfolio increased its position in Japan and reduced its weight in the Netherlands. In addition, the fund divested its holdings in Austria, Belgium and Norway. Industry allocation played an important part in the fund's fourth-quarter performance. In keeping with the strategy formulated at the beginning of the quarter, the fund reduced its holdings in basic industries, consumer discretionary, industrials and utilities whereas it built positions in telecommunications, technology, financials, health care and energy. A performance attribution for the fourth-quarter excess returns shows that the fund added value through its industry selection, its stock selection and also through its country selection strategy. The countries that helped were Japan, France, United Kingdom, Hong Kong and Italy. Relative to the benchmark, the fund was hurt by its positions in Ireland and the Netherlands and its slight overexposure to the Euro.

Going forward into 2000, the international markets are poised to provide superior returns in U.S. dollars. While global GDP growth is being upwardly revised, inflation expectations continue to remain benign. Corporate earnings in Euroland are being upwardly revised as well and the Euro's weakness versus the dollar is expected to reverse to some degree in 2000. Thus investors in Euroland are expected to benefit with stock as well as currency appreciation. Japan, on the other hand, continues to mend and corporate Japan is moving towards creating profitability and shareholder value. Asia and Latin America are also expected to continue to grow. While the first half of 2000 may experience some volatility, the second half should reward international investors with decent returns.

FIXED-INCOME FUNDS

Bond investors were a cautious lot in the fourth quarter of 1999 - in fact for most of 1999. Bonds headed lower in the fourth quarter after a flat performance
- their best of the year - in the third quarter. Yields on ten-year Treasury bonds rose by 55 basis points over the October-December period and by 180 bp for the year. Over the length of the yield curve, the increase averaged 48 bp for the quarter and 155 for the year. In the fourth quarter, shorter maturities did better than long, and agency, corporate and mortgage-backed issues outperformed Treasuries. The Lehman Brothers Treasury Index lost 0.7% for the quarter while the Lehman U.S. Aggregate index was down about 0.1%. For all of 1999, these benchmarks declined 2.6% and 0.8%, respectively.

Despite evidence to the contrary, investors still appear to believe that solid growth inevitably produces higher inflation. Outside of energy and stock prices, U.S. inflation remained moderate in 1999, with consumer prices ex food and energy up less than 2%, the lowest rate in more than 30 years. But investors nevertheless held on to the "growth is bad" posture, which to some degree was reinforced by the Fed's tightening of monetary policy in 1999. In reversing its 75 basis-point easing of late 1998, the Fed expressed concern that strong demand and tight labor markets would eventually overcome the benefits of higher productivity. In the fourth quarter particularly, bonds were also hurt as investment funds flowed into technology stocks, which produced returns that made the potential of bonds look dull by comparison.

So far in early 2000, bond prices have continued to move lower. Investors are nervous about the prospect of more Fed tightening in the new year (although since inflation is the enemy of bonds, they should, in fact, be encouraged that the Fed is determined not to get behind the inflation curve). Today's bond yields offer historically generous real returns in a range of 4.5%. But these returns look puny compared to recent returns on equities, and bonds may not start to behave better until equity investors become a little more cautious. This may be in the cards for 2000; there have already been signs that investors are not as unequivocally positive on tech stocks as they were in the fourth quarter of 1999. WIS expects that long-term bond yields will move back under 6% before the end of 2000.

                                       1999    1999     1998     1997     1996    1995     1994     1993     1992    1991
  Total Return                          Q4     Year     Year     Year     Year    Year     Year     Year     Year    Year
----------------------------------------------------------------------------------------------------------------------------------

  U.S. Treasury Money Mkt (WTMM)       1.1%     4.3%     4.7%    4.8%     4.8%     5.3%     3.6%     2.5%     3.3%    n.a.
  U.S. Gov. Near-Term Bonds (WNTB)     0.5%     1.9%     6.0%    5.9%     3.9%    11.9%    -3.1%     8.0%     6.3%   13.1%
  U.S. Treasury Bonds (WUSTB)         -0.9%    -4.0%    10.0%    9.1%    -1.3%    28.2%    -8.6%    15.9%     7.1%   17.6%
  Total Return Bonds (WTRB)           -0.3%    -3.9%     9.6%    9.2%     0.9%    22.0%    -6.6%    11.0%     7.1%   15.4%
  Current Income (WCIF)
     Standard Shares                   0.2%     0.5%     6.5%    8.6%     4.3%    17.5%    -3.3%     6.6%     6.7%   15.3%
     Institutional Shares             -1.1%    -0.6%     6.6%    4.4%*      -        -        -        -        -       -
----------------------------------------------------------------------------------------------------------------------------------

  *: For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997.

WRIGHT U.S. TREASURY MONEY MARKET FUND

The Wright U.S. Treasury Money Market Fund (WTMM) returned 1.1% in the fourth quarter of 1999 and 4.3% for the full year. These returns match those for an average of Treasury money market funds, but lag the returns of 1.3% for the quarter and 4.8% for the year posted by 90-day Treasury bills. At the end of the fourth quarter, the WTMM Fund's average maturity had decreased slightly to 85 days from 89 days three months earlier.

Over the course of the fourth quarter of 1999, the coupon-equivalent yield on 90-day Treasury bills increased 43 basis points to 5.31%. This should result in a slight boost to the return on money market funds in the near term. Although the Fed may tighten again in the early part of 2000, WIS believes that the extent of further Fed action, and hence of further increases in short-term interest rates, is limited.

WRIGHT U.S. GOVERNMENT NEAR TERM FUND

In the fourth quarter and for all of 1999, shorter maturity securities did better than long. For the quarter, the Wright U.S. Government Near-Term Fund
(WNTB) eked out a slightly positive return of 0.5% compared to 0.4% for the Morningstar average of government near-term bond funds and 0.5% for the Lehman 1-3 year Government index. For all of 1999, the WNTB Fund returned 1.9% compared to 1.6% for the Morningstar average and 3.0% for the Lehman index.

At the end of 1999, the WNTB Fund's duration was 1.6 years, slightly shorter than the 1.7 years of the Lehman Composite. Concerns over additional Fed tightening in early 2000 may put pressure on short-term interest rates in the near-term, but WIS anticipates moving its duration target slightly longer than the benchmark sometime later in the year 2000 as market sentiment becomes more positive. In addition, the fund will continue to increase its holdings of agency securities, which accounted for 44% of total assets at the end of 1999. At year end, the WNTB had a yield to maturity of 6.3%.


WRIGHT U.S. TREASURY FUND

The Wright U.S. Treasury Fund (WUSTB), which holds U.S. Treasury issues exclusively, lost 0.9% in the fourth quarter of 1999, compared to a loss of 0.8% for the Lehman Brothers Treasury bond composite. For all of 1999, this fund lost 4.0% compared to a loss of 2.6% for the Lehman Treasury composite. In 1999, short Treasury maturities did better than long Treasuries as interest rates rose on average 155 basis points over the length of the yield curve. Over the last five years, this fund has returned an average of 7.8% annually, compared to 7.4% for the Lehman Treasury composite.

At the end of 1999, the WUSTB Fund had an average duration of 5.2 years and a yield to maturity of 6.5%. Given the bond market's poor sentiment and ongoing negative momentum, the fund's current duration is in line with the duration of the Lehman Treasury composite benchmark. We anticipate lengthening our duration target sometime over the next several months in light of our expectation that bond yields will move lower later this year, resulting in higher returns for intermediate and long-term bonds.


WRIGHT TOTAL RETURN BOND FUND

The Wright Total Return Bond Fund (WTRB) lost 0.3% in the final quarter of 1999, compared to a loss of 0.4% for the Lehman Brothers Government/Corporate average. Compared to the WUSTB Fund, the WTRB Fund benefited from its corporate holdings (42% of assets at year end), agencies (18%) and mortgage-backed holdings (14%), all of which did better than Treasuries (24%) for the quarter. For all of 1999, the WTRB Fund lost 3.9%, compared with a loss of 2.1% for the Lehman Government/Corporate index. The WTRB Fund, which invests in high-quality U.S. issues, suffered in 1999 as interest rates rose throughout the year from concerns over rising inflation and fears of Federal Reserve monetary tightening.

The WTRB Fund ended 1999 with an average duration of 5.5 years, slightly longer than the Lehman Government/Corporate composite (5.3 years). The fund continues to have an overweighting in non-Treasury issues and has a slightly longer duration target compared to the benchmark. Yield enhancement should come from holding the non-Treasury issues and with our expectation that bond yields will move lower later this year, bonds should have better returns in 2000 than in 1999.

WRIGHT CURRENT INCOME FUND

In the fourth quarter of 1999, mortgage-backed securities were the best performing sector of the investment-grade, fixed-income market. The Wright Current Income Fund (WCIF), which seeks a high rate of current income, was invested entirely in Ginnie Maes (mortgage-based securities backed by the Federal government) and a small amount of cash equivalents during the period. The WCIF returned 0.2% in the October-December period compared to 0.1% estimated for the Morningstar Government Mortgage fund average. For all of 1999, WCIF returned 0.5%, compared to 0.3% for the Morningstar average. Over the last five years, WCIF averaged a 7.3% annual return compared to 6.8% for the benchmark.

In 1999, similar to Treasury yields, mortgage rates rose dramatically. Mortgage refinancing risk is now lower because of the higher rates. In anticipation of lower yields ahead, WCIF is weighted toward issues with coupons under 8%. The WCIF Fund ended 1999 with a yield to maturity of 7.6% and an indicated annual yield of 6.3%, a roughly four percentage point premium over the current rate of consumer price inflation. The WCIF Fund had an effective duration of 4.7 years at the end of December, up from the beginning of 1999.


U.S. SECURITIES MARKETS -------------------------------------------------------

The Dow Jones Industrial Average chart shows the point changes in the average which consists of 30 major NYSE industrial companies and is a price-weighted arithmetic average, with the divisor adjusted for stock splits. The yield chart shows the basis point changes in the U.S. Treasury bond which is the benchmark U.S. Treasury bond with a maturity of 30 years.

The following plotting points are used for comparison in the mountain charts.


       Date           Dow Jones           U.S. 30 Year
                   Industrial Average   Treasury Bond Yield

      12/31/90         2633.66               8.25%
      12/31/91         3168.83               7.40%
      12/31/92         3301.11               7.40%
      12/31/93         3754.09               6.35%
      12/31/94         3834.44               7.88%
      12/31/95         5117.12               5.95%
      12/31/96         6448.27               6.64%
      12/31/97         7908.25               5.92%
      12/31/98         9181.43               5.09%
      12/31/99       11,497.12               6.50%

--------------------------------------------------------------------------------

                                    IMPORTANT

  The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. The investment results of Funds with less than 10 years are shown from the first month-end since the Fund's inception for comparison with other averages. FT World ex U.S. Index refers to the FT/S&P Actuaries World excluding the United States index of 1,649 equity securities compiled by The Financial Times Limited, Goldman, Sachs & Co., and Standard & Poor's in conjunction with the Institute of Actuaries & the Faculty of Actuaries. The Benchmark for the Wright Selected Blue Chip Equities Fund has been changed this year to the S&P MidCap 400 Index as this more accurately reflects the fund's investment style of investing mostly in mid-cap sized equities. The Benchmark for the Wright Major Blue Chip Equities Fund has been changed to the S&P 500 Index as this is more consistent with the fund manager's objective. The Benchmark for the Wright U.S. Government Near Term Fund has been changed to the Lehman Government Intermediate Index as this is more consistent with the fund manager's objective. The Lipper Growth Funds Index used in the past is no longer reported by Lipper as they have defined new categories of investment objectives. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
WRIGHT MANAGED EQUITY TRUST

WRIGHT SELECTED BLUE CHIP EQUITIES FUND
Growth of $10,000 invested 12/31/89 through 12/31/99

                                             Annual Total Return
                                       Lst 1 Yr     Lst 5 Yrs     Lst 10 Yrs
Wright Selected Blue Chip Equities Fund   5.8%         16.8%         11.4%
S&P MidCap 400                           14.7%         23.0%         17.2%
NYSE                                     10.9%         23.5%         15.8%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT SELECTED BLUE CHIP EQUITIES FUND on 12/31/89 would have grown to $29,446 by December 31, 1999

The following plotting points are used for comparison in the total investment return mountain chart.

  Date          Wright Selected      S&P MidCap        NYSE
                 Blue Chip Fund          400          Index

12/31/89          $10,000              $10,000      $10,000
12/31/90          $ 9,670              $ 9,487      $ 9,618
12/31/91          $13,149              $14,159      $12,642
12/31/92          $13,769              $15,843      $13,658
12/31/93          $14,053              $18,044      $15,164
12/31/94          $13,559              $17,402      $15,146
12/31/95          $17,672              $22,773      $20,429
12/31/96          $20,954              $27,133      $24,905
12/31/97          $27,805              $35,876      $33,089
12/31/98          $27,844              $42,708      $39,223
12/31/99          $29,446              $48,975      $43,487
-------------------------------------------------------------------------------

WRIGHT MANAGED EQUITY TRUST

WRIGHT MAJOR BLUE CHIP EQUITIES FUND - STANDARD SHARES
Growth of $10,000 invested 12/31/89 through 12/31/99

                                                   Annual Total Return
                                         Lst 1 Yr     Lst 5 Yrs       Lst 10 Yrs
Wright Major Blue Chip Equities Fund       23.9%        24.8%           16.0%
S&P 500                                    21.0%        28.5%           18.2%
NYSE                                       10.9%        23.5%           15.8%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT MAJOR BLUE CHIP EQUITIES FUND - STANDARD SHARES on 12/31/89 would have grown to $44,264 by December 31, 1999.

The following plotting points are used for comparison in the total investment return mountain chart.

    Date     Wright Major Blue                    NYSE
                Chip Fund          S&P 500        Index

  12/31/89      $10,000            $10,000       $10,000
  12/31/90      $ 9,711            $ 9,689       $ 9,618
  12/31/91      $13,489            $12,628       $12,642
  12/31/92      $14,571            $13,588       $13,658
  12/31/93      $14,716            $14,952       $15,164
  12/31/94      $14,609            $15,155       $15,146
  12/31/95      $18,844            $20,829       $20,429
  12/31/96      $22,167            $25,599       $24,905
  12/31/97      $29,673            $34,128       $33,089
  12/31/98      $35,734            $43,861       $39,223
  12/31/99      $44,264            $53,079       $43,487
--------------------------------------------------------------------------------
WRIGHT MANAGED EQUITY TRUST

WRIGHT MAJOR BLUE CHIP EQUITIES FUND - INSTITUTIONAL SHARES
Growth of $10,000 invested 8/1/99 through 12/31/99

                                              Annual Total Return
                                                Since Inception
Wright Major Blue Chip Equities Fund                10.5%
S&P 500                                             11.1%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT MAJOR BLUE CHIP EQUITIES FUND - INSTITUTIONAL SHARES on 8/1/99 would have grown to $11,046 by December 31, 1999.

The following plotting points are used for comparison in the total investment return mountain chart.

    Date       Wright Major Blue
                   Chip Fund            S&P 500


   8/1/99         $10,000               $10,000

 12/31/99         $11,046               $11,114


 -------------------------------------------------------------------------------

WRIGHT MANAGED EQUITY TRUST

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND - STANDARD SHARES
Growth of $10,000 invested 12/31/89 through 12/31/99

                                           Annual Total Return
                                       Lst 1 Yr  Lst 5 Yrs   Lst 10 Yrs
Wright Int'l Blue Chip Equities Fund -
  Standard Shares                      35.1%        14.8%      10.2%
FT World Ex U.S. Index                 31.8%        12.7%       7.0%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT INT'L BLUE CHIP EQUITIES FUND - STANDARD SHARES on 12/31/89 would have grown to $26,399 by December 31, 1999.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date       Wright Int'l Blue Chip   FT World Ex U.S.
                   Equities Fund               Index


   12/31/89           $10,000                $10,000
   12/31/90            $9,308                 $7,688
   12/31/91           $10,910                 $8,712
   12/31/92           $10,480                 $7,573
   12/31/93           $13,438                $10,016
   12/31/94           $13,218                $10,854
   12/31/95           $15,017                $11,988
   12/31/96           $18,130                $12,767
   12/31/97           $18,408                $12,869
   12/31/98           $19,538                $14,950
   12/31/99           $26,399                $19,708
--------------------------------------------------------------------------------

WRIGHT MANAGED EQUITY TRUST

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND - INSTITUTIONAL SHARES
 Growth of $10,000 invested 7/31/97* through 12/31/99

                                        Annual Total Return
                                     Lst 1 Yr         Since Incept*
Wright Int'l Blue Chip Equities Fund    34.5%             14.0%
FT World Ex U.S. Index                  31.8%             13.7%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT INT'L BLUE CHIP EQUITIES FUND - INSTITUTIONAL SHARES on 7/31/97 would have grown to $13,733 by December 31, 1999.

The following plotting points are used for comparison in the total investment return mountain chart.

      Date       Wright Int'l Blue Chip  FT World Ex U.S.
                     Equities Fund           Index


   07/31/97             $10,000              $10,000

   12/31/97              $9,495               $8,903
   12/31/98             $10,211              $10,343
   12/31/99             $13,733              $13,634
--------------------------------------------------------------------------------

WRIGHT MANAGED INCOME TRUST

WRIGHT U.S. GOVERNMENT NEAR TERM FUND
Growth of $10,000 invested 12/31/89 through 12/31/99

                                              Annual Total Return
                                    Lst 1 Yr    Lst 5 Yrs      Lst 10 Yrs
Wright U.S. Government
   Near Term Fund                     1.9%        5.9%           6.1%
Lehman Gov't Intermediate             0.5%        6.9%           7.1%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT U.S.GOVERNMENT NEAR TERM FUND on 12/31/89 would have grown to $18,108 by December 31, 1999.

The following plotting points are used for comparison in the total investment return mountain chart.

      Date       Wright U.S. Government  Lehman Gov't
                 Near Term Bond Fund     Intermediate

   12/31/89           $10,000               $10,000
   12/31/90           $10,823               $10,956
   12/31/91           $12,239               $12,501
   12/31/92           $13,004               $13,368
   12/31/93           $14,039               $14,460
   12/31/94           $13,604               $14,207
   12/31/95           $15,228               $16,255
   12/31/96           $15,828               $16,915
   12/31/97           $16,766               $18,221
   12/31/98           $17,768               $19,768
   12/31/99           $18,108               $19,864
--------------------------------------------------------------------------------

WRIGHT MANAGED INCOME TRUST

WRIGHT U.S. TREASURY FUND
Growth of $10,000 invested 12/31/89 through 12/31/99

                                        Annual Total Return
                                Lst 1 Yr      Lst 5 Yrs         Lst 10 Yrs
Wright U.S. Treasury Fund        -4.0%          7.8%               7.5%
Lehman Gov't/Corp Index          -2.1%          7.6%               7.7%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT U.S. TREASURY FUND on 12/31/89 would have grown to $20,663 by December 31, 1999.

The following plotting points are used for comparison in the total investment return mountain chart.

    Date      Wright U.S.    Lehman Gov't/Corp
             Treasury Fund        Index

  12/31/89      $10,000          $10,000
  12/31/90      $10,633          $10,828
  12/31/91      $12,500          $12,574
  12/31/92      $13,384          $13,528
  12/31/93      $15,512          $15,020
  12/31/94      $14,174          $14,493
  12/31/95      $18,169          $17,282
  12/31/96      $17,939          $17,783
  12/31/97      $19,569          $19,519
  12/31/98      $21,517          $21,368
  12/31/99      $20,663          $20,909
--------------------------------------------------------------------------------

WRIGHT MANAGED INCOME TRUST

WRIGHT TOTAL RETURN BOND FUND
Growth of $10,000 invested 12/31/89 through 12/31/99

                                        Annual Total Return
                                 Lst 1 Yr     Lst 5 Yrs      Lst 10 Yrs
Wright Total Return Bond Fund      -3.9%         7.2%           6.7%
Lehman Gov't/Corp Index            -2.1%         7.6%           7.7%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT TOTAL RETURN BOND FUND on 12/31/89 would have grown to $19,111 by December 31, 1999.

The following plotting points are used for comparison in the total investment return mountain chart.

     Date  Wright Total Retun   Lehman Gov't/Corp
              Bond Fund              Index

  12/31/89     $10,000             $10,000
  12/31/90     $10,529             $10,828
  12/31/91     $12,149             $12,574
  12/31/92     $13,014             $13,528
  12/31/93     $14,449             $15,020
  12/31/94     $13,502             $14,493
  12/31/95     $16,469             $17,282
  12/31/96     $16,617             $17,783
  12/31/97     $18,153             $19,519
  12/31/98     $19,889             $21,368
  12/31/99     $19,111             $20,909
--------------------------------------------------------------------------------

WRIGHT MANAGED INCOME TRUST

WRIGHT CURRENT INCOME FUND - STANDARD SHARES
Growth of $10,000 invested 12/31/89 through 12/31/99

                                       Annual Total Return
                               Lst 1 Yr     Lst 5 Yrs     Lst 10 Yrs
Wright Current Income Fund       0.5%         7.3%          7.1%
Lehman Mtg-Backed  index         1.9%         8.0%          7.8%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CURRENT INCOME FUND - STANDARD SHARES on 12/31/89 would have grown to $19,858 by December 31, 1999.

The following plotting points are used for comparison in the total investment return mountain chart.

            Date      Wright Current     Lehman Mtg-Backed
                        Income Fund            Index

          12/31/89       $10,000              $10,000
          12/31/90       $10,985              $11,072
          12/31/91       $12,667              $12,813
          12/31/92       $13,520              $13,705
          12/31/93       $14,411              $14,643
          12/31/94       $13,939              $14,407
          12/31/95       $16,373              $16,828
          12/31/96       $17,085              $17,728
          12/31/97       $18,547              $19,411
          12/31/98       $19,755              $20,762
          12/31/99       $19,858              $21,147
--------------------------------------------------------------------------------

WRIGHT MANAGED INCOME TRUST

WRIGHT CURRENT INCOME FUND - INSTITUTIONAL SHARES
Growth of $10,000  invested 7/31/97* through 12/31/99

                                        Annual Total Return
                               Lst 1 Yr                 Since Incept*
Wright Current Income Fund       0.6%                      4.3%
Lehman Mtg-Backed  Index        -2.1%                      5.1%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CURRENT INCOME BOND FUND - INSTITUTIONAL SHARES on 7/31/97 would have grown to $11,065 by December 31, 1998.

The following plotting points are used for comparison in the total investment return mountain chart.

      Date            Wright Current    Lehman Mtg-Backed
                      Income Fund         Index

          07/31/97       $10,000         $10,000

          12/31/97       $10,323         $10,365
          12/31/98       $11,000         $11,347
          12/31/99       $11,065         $11,267
--------------------------------------------------------------------------------

Dividend Distributions and Investment Return
-------------------------------------------------------------------------------


                N.A.V.     Distri-     Distri-                                 12 Month    5 Year       10 Year     Cum.
  Period          Per      bution      bution       Shares      Value          Invstmnt   Invstmnt     Invstmnt   Invstmnt
  Ending         Share     $  P/S     in Shares      Owned    of $1,000         Return     Return       Return     Return
                                                              Investment                (Annualized) (Annualized)(Annualized)
----------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)
   1/4/83        $10.00                             100.00     $1,000.00


  Dec.98          17.63     1.461    0.086861       404.37      7,129.11         0.14%      14.65%      13.24%      13.07%

  Jan.99          17.24                             404.37      6,971.41        -1.51%      13.99%      12.49%      12.84%
  Feb.99          16.54                             404.37      6,688.35       -11.97%      13.15%      12.10%      12.49%
  Mar.99          16.39     0.020    0.001208       404.86      6,635.70       -15.88%      13.83%      11.82%      12.36%
  Apr.99          18.04                             404.86      7,303.72        -7.50%      16.03%      12.40%      12.96%
  May 99          17.96                             404.86      7,271.33        -3.98%      15.96%      11.85%      12.86%
  Jun.99          18.64     0.020    0.001089       405.30      7,554.86         1.65%      17.25%      12.32%      13.05%
  Jul.99          18.10                             405.30      7,335.99         5.34%      16.07%      11.19%      12.78%
  Aug.99          17.36                             405.30      7,036.07        20.75%      14.28%      10.56%      12.43%
  Sep.99          16.99     0.015    0.000857       405.65      6,892.00        14.77%      14.35%      10.44%      12.23%
  Oct.99          17.78                             405.65      7,212.47         8.54%      15.31%      11.33%      12.46%
  Nov.99          17.87                             405.65      7,248.98         5.54%      16.27%      11.28%      12.43%
  Dec.99          15.13     3.264    0.228411       498.31      7,539.37         5.75%      16.78%      11.40%      12.63%

---------------------------------------------------------------------------------------------------------------------------------

 THE EQUITY TRUST -- WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)

 Standard Shares

 7/22/85         $10.00                             100.00     $1,000.00

  Dec.98          13.67     0.730    0.056068       502.64      6,871.06        20.43%      19.41%      15.96%      15.42%

  Jan.99          14.17                             502.64      7,122.38        24.11%      20.31%      15.82%      15.72%
  Feb.99          13.90                             502.64      6,986.67        12.79%      19.95%      15.73%      15.45%
  Mar.99          14.09     0.015    0.001056       503.17      7,089.65        10.02%      21.26%      15.76%      15.48%
  Apr.99          15.34                             503.17      7,718.62        19.00%      23.36%      16.17%      16.10%
  May 99          14.84                             503.17      7,467.03        16.92%      22.20%      15.25%      15.72%
  Jun 99          15.53     0.010    0.000653       503.50      7,819.32        20.37%      23.76%      15.92%      16.00%
  Jul.99          15.32                             503.50      7,713.59        25.16%      22.86%      14.92%      15.68%
  Aug.99          15.37                             503.50      7,738.76        44.01%      22.00%      14.80%      15.61%
  Sep.99          15.01     0.010    0.000648       503.82      7,562.40        36.15%      21.98%      14.63%      15.32%
  Oct.99          15.86                             503.82      7,990.65        30.25%      22.99%      15.67%      15.67%
  Nov.99          16.21                             503.82      8,166.99        24.16%      24.31%      15.85%      15.75%
  Dec.99          16.29     0.589    0.037684       522.81      8,511.35        23.87%      24.82%      16.04%      15.98%

 Institutional Shares

 7/14/99         $10.00                             100.00     $1,000.00

  Jul.99           9.70                             100.00        971.00        -2.90%          -           -       -2.90%
  Aug.99           9.70                             100.00        970.00        -3.00%          -           -       -3.00%
  Sep.99           9.49                             100.00        949.00        -5.10%          -           -       -5.10%
  Oct.99          10.04                             100.00      1,004.00         0.40%          -           -        0.40%
  Nov.99          10.26                             100.00      1,026.00         2.60%          -           -        2.60%
  Dec.99          10.11     0.579    0.059876       105.99      1,072.59         7.26%          -           -        7.26%




 THE EQUITY TRUST -- WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)

 Standard Shares

 9/14/89         $10.00                             100.00     $1,000.00

  Dec.98          16.02     0.882    0.057609       127.40      2,041.02         6.14%       7.77%         --        7.98%

  Jan.99          15.49                             127.40      1,973.50         2.75%       6.06%         --        7.59%
  Feb.99          15.13                             127.40      1,927.63        -6.14%       6.05%         --        7.25%
  Mar.99          15.12     0.287    0.018832       129.80      1,962.64        -8.68%       7.29%         --        7.39%
  Apr.99          15.83                             129.80      2,054.80        -4.81%       7.65%         --        7.84%
  May 99          15.11                             129.80      1,961.34        -8.99%       7.11%         --        7.25%
  Jun.99          15.81                             129.80      2,052.20        -2.15%       8.28%         --        7.68%
  Jul.99          15.92                             129.80      2,066.48        -1.64%       7.56%          -        7.63%
  Aug.99          16.04                             129.80      2,082,06        17.18%       7.33%          -        7.64%
  Sep.99          16.21                             129.80      2,104.12        20.46%       8.03%       7.58%       7.69%
  Oct.99          16.84                             129.80      2,185.90        16.47%       8.43%       8.58%       8.03%
  Nov.99          18.34                             129.80      2,380.61        21.24%      11.39%       9.28%       8.87%
  Dec.99          18.90     2.010    0.116997       144.99      2,740.31        34.26%      14.84%      10.19%      10.36%

--------------------------------------------------------------------------------------------------------------------------------

 Institutional Shares

 7/07/97         $10.00                             100.00     $1,000.00

  Dec.98           8.75     0.962    0.115072       115.06      1,006.80         7.54%         --          --        0.46%

  Jan.99           8.46                             115.06        973.44         4.09%         --          --       -1.79%
  Feb.99           8.26                             115.06        950.42        -5.04%         --          --       -3.18%
  Mar.99           8.13     0.287    0.035000       119.09        968.21        -7.56%         --          --       -1.94%
  Apr.99           8.52                             119.09      1,014.65        -3.60%         --          --        0.84%
  May 99           8.13                             119.09        968.21        -7.83%         --          --       -1.76%
  Jun.99           8.51                             119.09      1,013.46        -1.88%         --          --        0.71%
  Jul.99           8.57                             119.09      1,020.61        -1.39%         --          --        0.99%
  Aug.99           8.64                             119.09      1,028.94        17.45%         --          --        1.33%
  Sep.99           8.73                             119.09      1,039.66        20.81%         --          --        1.76%
  Oct.99           9.07                             119.09      1,080.15        16.83%         --          --        3.38%
  Nov.99           9.88                             119.09      1,176.62        21.43%         --          --        7.01%
  Dec.99           9.16     2.010    0.241297       147.83      1,354.09        34.49%         --          --       12.97%

--------------------------------------------------------------------------------------------------------------------------------

 THE INCOME TRUST -- WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)

                                    MONTHLY                  CUMULATIVE              ANNUALIZED   INVESTMENT   RETURN
   MONTH                          NET INCOME                   RETURN             ______________________________________
   ENDING                          PER SHARE                PER SHARE (a)           1  Month     3  Month     Cumulative
---------------------------------------------------------------------------------------------------------------------------------
                                    $1,000.00


  Jan.  31                          $0.003536                  1,003.54                4.16%           --         4.16%
  Feb.  28                           0.003110                  1,006.66                4.05%            -         4.12%
  Mar.  31                           0.003432                  1,010.11                4.04%         4.10%        4.10%
  Apr.  30                           0.003310                  1,013.45                4.03%         4.05%        4.09%
  May   31                           0.003421                  1,016.92                4.03%         4.05%        4.09%
  Jun.  30                           0.003361                  1,020.34                4.09%         4.06%        4.10%
  Jul.  31                           0.003555                  1,023.97                4.19%         4.11%        4.13%
  Aug.  31                           0.003602                  1,027.65                4.24%         4.19%        4.15%
  Sep.  30                           0.003539                  1,031.29                4.31%         4.26%        4.18%
  Oct.  31                           0.003661                  1,035.07                4.31%         4.30%        4.21%
  Nov.  30                           0.003615                  1,038.81                4.40%         4.35%        4.24%
  Dec.  31                           0.003911                  1,042.87                4.60%         4.46%        4.29%
                                   ----------

      Total                         $0.042054

                                             (a): Assumes reinvestment of monthly dividends.


-------------------------------------------------------------------------------


                N.A.V.     Distri-     Distri-                  Value           12 Month    5 Year       10 Year     Cum.
  Period          Per      bution      bution       Shares    of $1,000         Invstmnt   Invstmnt     Invstmnt   Invstmnt
  Ending         Share     $  P/S     in Shares      Owned    Investment         Return     Return       Return     Return
                                                                                         (Annualized) (Annualized)(Annualized)
----------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)
 7/25/83       $10.00                               100.000    $1,000.00
   12/98        10.27     0.046913     0.004568     314.988     3,234.93         5.98%       4.82%       7.04%       7.90%
    1/99        10.27     0.044199     0.004304     316.344     3,248.85         5.42%       4.70%       7.00%       7.93%
    2/99        10.15     0.041567     0.004095     317.639     3,224.04         4.67%       4.91%       6.95%       7.83%
    3/99        10.17     0.044835     0.004409     319.040     3,244.63         4.93%       5.44%       6.99%       7.84%
    4/99        10.15     0.043544     0.004290     320.408     3,252.14         4.79%       5.68%       6.83%       7.81%
    5/99        10.09     0.043802     0.004341     321.799     3,246.95         4.13%       5.66%       6.63%       7.76%
    6/99        10.07     0.043491     0.004317     323.188     3,254.51         3.89%       5.70%       6.42%       7.73%
    7/99        10.03     0.045204     0.004507     324.645     3,256.19         3.56%       5.46%       6.23%       7.65%
    8/99        10.00     0.045318     0.004532     326.116     3,261.16         2.54%       5.46%       6.37%       7.62%
    9/99        10.01     0.044947     0.004490     327.581     3,279.08         1.75%       5.70%       6.39%       7.61%
   10/99         9.99     0.045421     0.004547     329.070     3,287.41         1.75%       5.74%       6.21%       7.59%
   11/99         9.96     0.044156     0.004433     330.529     3,292.07         2.03%       5.90%       6.15%       7.56%
   12/99         9.93     0.044204     0.004452     332.000     3,296.76         1.91%       5.89%       6.12%       7.53%
                         ---------
   Total                 $0.530667
---------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT U.S. TREASURY FUND (WUSTB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/98        14.40     0.227935     0.015710     318.612     4,588.01         9.95%       6.76%       9.60%      10.37%
    1/99        14.41     0.059932     0.004159     319.937     4,610.29         8.62%       6.39%       9.47%      10.41%
    2/99        13.93     0.055306     0.003970     321.207     4,474.42         5.98%       6.68%       9.33%      10.13%
    3/99        13.87     0.061807     0.004456     323.773     4,490.73         6.19%       7.69%       9.27%      10.11%
    4/99        13.85     0.058239     0.004205     325.134     4,503.11         6.08%       8.13%       9.04%      10.07%
    5/99        13.62     0.060747     0.004460     326.585     4,448.08         3.79%       7.99%       8.55%       9.93%
    6/99        13.51     0.058295     0.004314     327.993     4,431.19         2.21%       8.12%       8.03%       9.85%
    7/99        13.41     0.060514     0.004513     329.473     4,418.24         1.80%       7.39%       7.74%       9.72%
    8/99        13.34     0.059959     0.004495     330.954     4,414.93        -1.25%       7.54%       8.01%       9.66%
    9/99        13.37     0.059139     0.004423     332.418     4,444.43        -3.72%       8.35%       8.05%       9.66%
   10/99        13.32     0.060859     0.004569     333.937     4,448.04        -3.26%       8.48%       7.69%       9.61%
   11/99        13.22     0.060369     0.004567     335.462     4,434.81        -3.16%       8.32%       7.59%       9.54%
   12/99        12.89     0.060946     0.004728     341.808     4,405.91        -3.97%       7.83%       7.53%       9.44%
                         ---------
   Total                 $0.950094
---------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT TOTAL RETURN BOND FUND (WTRB)

 7/25/83       $10.00                               100.000    $1,000.00
   12/98        13.31     0.157365     0.011750     315.193     4,195.22         9.56%       6.81%       8.60%       9.80%
    1/99        13.33     0.055357     0.004153     316.502     4,218.97         8.34%       6.41%       8.42%       9.77%
    2/99        12.90     0.054122     0.004195     317.830     4,100.00         5.73%       6.44%       8.20%       9.52%
    3/99        12.90     0.056371     0.004370     319.219     4,117.92         5.92%       7.24%       8.25%       9.50%
    4/99        12.86     0.055900     0.004347     320.606     4,123.00         5.67%       7.55%       8.07%       9.45%
    5/99        12.62     0.056805     0.004501     322.049     4,064.26         3.14%       7.29%       7.63%       9.30%
    6/99        12.49     0.056525     0.004526     323.507     4,040.60         1.53%       7.26%       7.19%       9.21%
    7/99        12.35     0.056644     0.004587     324.991     4,013.63         0.72%       6.72%       6.85%       9.06%
    8/99        12.26     0.057011     0.004650     326.502     4,002.91        -1.73%       6.64%       7.06%       9.00%
    9/99        12.33     0.056373     0.004572     327.995     4,044.17        -3.89%       7.20%       7.14%       9.02%
   10/99        12.30     0.056798     0.004618     329.509     4,052.96        -2.80%       7.32%       6.83%       8.98%
   11/99        12.25     0.056374     0.004602     331.026     4,055.06        -3.08%       7.42%       6.76%       8.94%
   12/99        12.10     0.077447     0.006378     333.139     4,030.98        -3.91%       7.19%       6.69%       8.85%
                         ---------
   Total                 $0.695728
-----------------------------------------------------------------------------------------------------------------------------------

  THE INCOME TRUST -- WRIGHT CURRENT INCOME FUND (WCIF)


   Standard Shares

 4/14/87       $10.00                               100.000    $1,000.00

   12/98        10.66    $0.052419     0.004917     239.279     2,550.72         6.51%       6.51%       8.47%       8.32%

    1/99        10.67     0.050818     0.004763     240.419     2,565.27         6.07%       6.44%       8.37%       8.37%
    2/99        10.55     0.051224     0.004869     241.590     2,548.77         5.24%       6.51%       8.40%       8.25%
    3/99        10.56     0.050289     0.004875     242.767     2,563.62         5.52%       7.32%       8.47%       8.25%
    4/99        10.55     0.051483     0.004880     243.952     2,573.69         5.30%       7.58%       8.29%       8.22%
    5/99        10.41     0.051117     0.004903     245.148     2,551.99         3.59%       7.38%       7.87%       8.09%
    6/99        10.28     0.051295     0.004990     246.371     2,532.70         2.49%       7.34%       7.49%       7.96%
    7/99        10.18     0.051303     0.005040     247.613     2,520.70         1.58%       6.77%       7.24%       7.81%
    8/99        10.12     0.052191     0.005157     248.890     2,518.77         0.62%       6.74%       7.39%       7.75%
    9/99        10.23     0.053104     0.005191     250.182     2,559.36         0.79%       7.45%       7.49%       7.83%
   10/99        10.23     0.052216     0.005183     251.479     2,572.63         1.67%       7.65%       7.31%       7.82%
   11/99        10.18     0.051805     0.005218     252.791     2,573.41         1.20%       7.70%       7.19%       7.77%
   12/99        10.09     0.052745     0.005227     254.112     2,563.99         0.52%       7.33%       7.10%       7.69%
                         ---------
   Total                 $0.619588


---------------------------------------------------------------------------------------------------------------------------------


   Institutional Shares

 7/07/97       $10.00                               100.000    $1,000.00

   12/98        10.15    $0.046702     0.004601     109.602     1,112.46         6.56%         --           --      7.43%

    1/99        10.15     0.049065     0.004834     110.131     1,117.83         6.09%         --           --      7.77%
    2/99        10.04     0.050181     0.004984     110.680     1,111.23         5.32%         --           --      6.93%
    3/99        10.05     0.049801     0.005004     111.234     1,117.90         5.61%         --           --      6.98%
    4/99        10.04     0.050410     0.005021     111.793     1,122.40         5.38%         --           --      6.88%
    5/99         9.91     0.049903     0.005036     112.356     1,113.44         3.70%         --           --      6.09%
    6/99         9.79     0.050043     0.005112     112.930     1,105.58         2.74%         --           --      5.42%
    7/99         9.69     0.050029     0.005163     113.513     1,099.94        -1.13%         --           --      4.72%
    8/99         9.63     0.050508     0.005245     114.108     1,098.86        -1.22%         --           --      4.48%
    9/99         9.74     0.052102     0.005349     114.719     1,117.36         0.44%         --           --      5.09%
   10/99         9.74     0.053025     0.005361     115.334     1,123.35         0.98%         --           --      5.14%
   11/99         9.69     0.053118     0.005346     115.950     1,123.56         1.00%         --           --      4.97%
   12/99         9.60     0.051664     0.005382     116.574     1,119.11         0.60%         --           --      4.63%
                         ---------
   Total                 $0.609849

 -----------------------------------------------------------------------------------------------------------------------------------

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)



                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1999
-------------------------------------------------------------------------------


ASSETS:
  Investments in portfolio, at value
    (identified cost, $58,831,401) (Note 1A)   $ 74,415,242
                                               ------------
  Receivable for fund shares sold.........          340,676
                                               ------------
    Total assets..........................     $ 74,755,918
                                               ------------
LIABILITIES:
  Payable for fund shares reacquired......     $    183,382
  Distributions payable...................           13,299
  Accrued expenses and other liabilities..           11,880
                                               ------------
    Total liabilities.....................     $    208,561
                                               ------------
NET ASSETS................................     $ 74,547,357
                                               =============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $ 51,027,406
  Accumulated undistributed net realized gain
   on investments (computed on the basis of
   identified cost).......................        7,011,583
  Unrealized appreciation of investments
   (computed on the basis of identified cost)    15,583,841
  Undistributed net investment income.....          924,527
                                               ------------
   Net assets applicable to outstanding shares $ 74,547,357
                                               =============
  SHARES OF BENEFICIAL INTEREST
   OUTSTANDING............................        4,928,497
                                               =============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................           $15.13
                                               =============




                             STATEMENT OF Operations

                      For the Year Ended December 31, 1999
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income allocated from portfolio  $   2,022,460
   Interest income allocated from portfolio        113,744
   Expenses allocated from portfolio......      (1,187,299)
                                               ------------
    Investment income.....................     $   948,905
                                               ------------

  Expenses -

   Administrator fee (Note 2).............     $    24,115
   Compensation of Trustees not employees of the
    investment adviser or administrator...           3,278
   Custodian fee (Note 1D)................          21,287
   Distribution expenses (Note 3).........         353,111
   Transfer and dividend disbursing agent fees      52,419
   Audit services.........................          13,900
   Legal services.........................           2,669
   Printing...............................           6,635
   Registration costs ....................          31,417
   Miscellaneous..........................          10,929
                                               ------------
    Total expenses........................     $   519,760
                                               ------------
  Deduct -
   Reduction of distribution expenses
    by principal underwriter (Note 3) ....     $   (80,386)
                                               ------------
      Net expenses........................     $   439,374
                                               ------------
        Net investment income.............     $   509,531
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions from
   portfolio (identified cost basis)......     $41,165,564
  Change in unrealized appreciation
   of investments ........................     (40,029,553)
                                               ------------

  Net realized and unrealized gain on
   investments.............................    $ 1,136,011
                                               ------------

    Net increase in net assets from operations $ 1,645,542
                                               =============

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
WRIGHT SELECTED BLUE CHIP EQUITIES FUND (WBC)

                                                       Year Ended
                                                       December 31
                                             ----------------------------------
STATEMENTS OF CHANGES IN NET ASSETS              1999                  1998
-------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income.................$    509,531          $  1,167,164
     Net realized gain on investments......  41,165,564            15,538,125
     Change in unrealized appreciation
      (depreciation) of investments........ (40,029,553)          (20,336,710)
                                           ------------          ------------

       Net increase (decrease) in net
        assets resulting from operations   $  1,645,542          $ (3,631,421)
                                          --------------        --------------

   Undistributed net investment income
    included in price of shares sold
    and redeemed (Note 1F)...............  $          -          $        (14)
                                           ------------          ------------

   Distributions to shareholders (Note 1G) -
     From net investment income .........  $   (448,820)         $ (1,166,044)
     From net realized gain..............   (16,856,408)          (16,414,262)
     In excess of net realized gain.....              -              (845,717)
                                           --------------        --------------

       Total distributions..............   $(17,305,228)         $(18,426,023)
                                          ---------------        --------------

   Net decrease in net assets from
    fund share transactions (Note 4) -...  $(130,757,524)        $(16,388,843)
                                          ----------------      ---------------

   Net decrease in net assets...........   $(146,417,210)        $(38,446,301)

NET ASSETS:

   At beginning of year..................  $ 220,964,567          $259,410,868
                                           --------------        -------------

   At end of year.......................   $  74,547,357          $220,964,567
                                           ==============        ==============

UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT
    END OF PERIOD......................    $     924,527          $    924,380
                                          ==============        ==============



See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1999
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................    $117,041,035
    Unrealized appreciation...............      28,519,164
                                               ------------
  Total investments, at value (Note 1A)...    $145,560,199

  Cash....................................       3,536,262
  Dividend and interest receivable........          61,808
  Other assets............................           1,920
                                               ------------
    Total assets..........................    $149,160,189
                                               ------------

LIABILITIES:
  Payable for investments purchased.......     $ 2,002,398
  Payable for fund shares reacquired......         733,662
  Accrued expenses and other liabilities..          22,802
  Investment adviser fee payable..........             170
  Distribution fee payable................           5,654
                                               ------------
    Total liabilities.....................     $ 2,764,686
                                               ------------

NET ASSETS................................     $146,395,503
                                               =============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $116,853,260
  Accumulated undistributed net realized gain
   on investments (computed on the basis
   of identified cost)....................       1,235,792
  Unrealized appreciation of investments
   (computed on the basis of identified cost)   28,519,164
  Distributions in excess of net
   investment income......................        (212,713)
                                               ------------
   Net assets applicable to outstanding
    shares................................     $146,395,503
                                               =============
  Computation of net asset value, offering
   and  redemption  price per share:
   Standard shares:
    Net assets............................     $144,358,636
                                               =============
    Shares of beneficial interest
     outstanding..........................        8,862,733
                                               =============
   Net asset value, offering price and redemption
    price per share of beneficial interest           $16.29
                                               =============
   Institutional shares:
   --------------------
    Net assets............................     $ 2,036,867
                                               =============
    Shares of beneficial interest outstanding      201,413
                                               =============
   Net asset value, offering price and redemption
    price per share of beneficial interest          $10.11
                                               =============



                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income........................     $ 1,219,152
   Interest income........................         173,613
                                               ------------

    Investment income.....................     $ 1,392,765
                                               ------------
  Expenses -

   Investment adviser fee (Note 2)........     $   490,732
   Administrator fee - (Note 2)...........         212,534
   Compensation of Trustees not employees of the
    investment adviser or administrator...           2,458
   Custodian fee - Standard shares (Note 1D)        63,660
   Custodian fee - Institutional shares (Note 1D)      663
   Distribution expenses - Standard shares (Note 3)261,414
   Transfer and dividend disbursing agent fees
    - Standard shares.....................          48,828
   Transfer and dividend disbursing agent fees
    - Institutional shares................             150
   Printing...............................           4,965
   Audit services.........................          29,178
   Legal services.........................           7,016
   Registration costs - Standard shares...          23,190
   Registration costs - Institutional shares         2,785
   Miscellaneous..........................           8,684
                                               ------------
    Total expenses........................     $ 1,156,257
                                               ------------
  Deduct -
   Waiver of administrator fee
    - Institutional shares (Note 2).......     $      (113)
   Reduction of distribution expenses by principal
    underwriter - Standard shares (Note 3)         (48,817)
                                               ------------
    Total deductions......................     $   (48,930)
                                               ------------
      Net expenses........................     $ 1,107,327
                                               ------------
        Net investment income.............     $   285,438
                                               ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $ 7,887,196
  Change in unrealized appreciation of
   investments............................      16,582,999
                                               ------------
  Net realized and unrealized gain
   on investments.........................     $24,470,195
                                               ------------

   Net increase in net assets from operations  $24,755,633
                                               =============

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
WRIGHT MAJOR BLUE CHIP EQUITIES FUND
                                                          Year Ended
                                                         December 31
                                                   ----------------------------
STATEMENTS OF CHANGES IN NET ASSETS                1999                  1998
-------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income...............   $    285,438          $    159,430
     Net realized gain on investments....      7,887,196             2,790,260
     Change in unrealized appreciation
      of investments.....................     16,582,999             5,697,987
                                             ------------          ------------

       Net increase in net assets
        resulting from operations........   $ 24,755,633          $  8,647,677
                                            ------------          ------------

   Distributions to shareholders (Note 1G) -
     From net investment income -
      Standard shares....................   $   (285,301)         $   (147,022)
     In excess of net investment income -
      Standard shares....................        (40,529)                    -
     From net realized gain -
      Standard shares....................      (4,869,756)           (2,286,379)
     From net realized gain -
      Institutional shares...............         (49,123)                   -
     In excess of net realized gain -
      Institutional shares...............         (57,483)                   -
                                             ------------          ------------

       Total distributions..............    $  (5,302,192)         $ (2,433,401)
                                             ------------          ------------

   Net increase in net assets from
    fund share transactions (Note 4)
     Standard shares....................    $  74,094,629          $ 16,943,444
     Institutional shares...............    $   1,968,967          $          -
                                             ------------          ------------

   Net increase in net assets from fund
    share transactions..................    $ 76,063,596           $ 16,943,444
                                             ------------          ------------

   Net increase in net assets...........    $ 95,517,037           $ 23,157,720

NET ASSETS:

   At beginning of year................       50,878,466             27,720,746
                                             ------------          ------------

   At end of year......................     $146,395,503           $ 50,878,466
                                           ==============        ==============

DISTRIBUTIONS IN EXCESS OF NET
 INVESTMENT INCOME INCLUDED IN NET
 ASSETS AT END OF PERIOD................    $   (252,877)          $   (212,485)
                                           ==============        ==============



See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)



                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1999
-------------------------------------------------------------------------------


ASSETS:
  Investment in portfolio, at value
   (identified cost, $117,591,891) (Note 1A)   171,811,981
  Receivable for fund shares sold.........          20,209
  Other assets............................          55,900
                                               ------------
    Total assets..........................     $171,888,090
                                               ------------

LIABILITIES:
  Payable for fund shares reacquired......     $     8,245
  Accrued expenses and other liabilities..          15,417
                                               ------------
    Total liabilities.....................     $    23,662
                                               ------------
NET ASSETS................................     $171,864,428
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $117,254,177
  Accumulated undistributed net realized gain on
   investments and foreign currency (computed
   on the basis of identified cost).......            1,137
  Unrealized appreciation of investments
   and translation of assets and liabilities
   in foreign currency(computed on the basis
   of identified cost)....................       54,220,090
  Undistributed net investment income.....          389,024
                                               ------------

   Net assets applicable to outstanding
    shares................................     $171,864,428
                                               =============

  Computation of net asset value, offering and redemption price per share:
   Standard shares:
    Net assets............................     $147,609,951
                                               =============
    Shares of beneficial interest outstanding     7,809,739
                                               =============
    Net asset value, offering price, and redemption
    price per share of beneficial interest           $18.90
                                               =============
   Institutional shares:
    Net assets............................      $24,254,477
                                               =============
    Shares of beneficial interest outstanding     2,646,904
                                               =============
    Net asset value, offering price, and
    redemption price per share
      of beneficial interest..............           $9.16
                                               =============


                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1C):
  Income -
   Dividend income allocated from portfolio  $   2,598,115
   Interest income allocated from portfolio        160,213
   Less: Foreign taxes allocated from portfolio   (304,213)
   Expenses allocated from portfolio......      (1,898,291)
                                               ------------
    Investment income.....................     $   555,824
                                               ------------

  Expenses -

   Administrator fee (Note 2).............     $    26,865
   Compensation of Trustees not employees of
    the investment adviser or administrator          3,288
   Custodian fee - Standard shares (Note 1D)        21,613
   Custodian fee - Institutional shares (Note 1D)   10,713
   Distribution expenses-Standard shares (Note 3)  373,329
   Transfer and dividend disbursing agent fees
    -Standard shares......................          56,304
   Transfer and dividend disbursing agent fees
    -Institutional shares.................           4,590
   Printing...............................           7,953
   Audit services.........................          13,900
   Legal services.........................           3,593
   Registration costs - Standard shares...          21,121
   Registration costs - Institutional shares         4,935
   Miscellaneous..........................          11,109
                                               ------------
    Total expenses........................     $   559,313
                                               ------------
        Net investment loss...............     $    (3,489)
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment and foreign
   currency transactions from portfolio
   (identified cost basis)................     $33,096,688
  Change in unrealized appreciation
   of investments and translation of
   assets and liabilities in foreign
   currencies from portfolio..............      12,487,904
                                               ------------

  Net realized and unrealized gain on
   investments............................     $ 45,584,592
                                               ------------

    Net increase in net assets from
     operations...........................     $ 45,581,103
                                               =============

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND (WIBC)

                                                       Year Ended
                                                       December 31
                                            ------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS             1999                  1998
--------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income (loss)........ $      (3,489)         $  1,211,297
     Net realized gain on investments....    33,096,688            20,726,523
     Change in unrealized appreciation
     (depreciation) of investments.......    12,487,904           (11,296,007)
                                           ------------          ------------

       Net increase in net asset
        resulting from operations........  $ 45,581,103          $ 10,641,813
                                           ------------          ------------

   Distributions to shareholders (Note 1G) -
     From net investment income -
       Standard shares..................   $          -          $   (827,510)
       Institutional shares.............              -              (284,480)
     From net realized gain -
       Standard shares..................    (17,985,521)          (10,461,145)
       Institutional shares.............     (4,888,914)           (1,854,640)
                                            ------------          ------------

       Total distributions..............   $(22,874,435)         $(13,427,775)
                                            ------------          ------------

   Net increase (decrease) in net assets
    from fund share transactions (Note 4) -
       Standard shares..................   $(67,103,489)         $(18,251,870)
       Institutional shares.............      4,423,914           (24,916,881)
                                           ------------          ------------

   Net decrease in net assets from fund
    share transactions..................   $(62,679,575)         $(43,168,751)
                                           ------------          ------------

   Net decrease in net assets..........    $(39,972,907)         $(45,954,713)

NET ASSETS:

   At beginning of year...............      211,837,335           257,792,048
                                            ------------          ------------

   At end of year.....................     $171,864,428          $211,837,335
                                          ==============        ==============

UNDISTRIBUTED (DISTRIBUTIONS IN
 EXCESS OF) NET INVESTMENT INCOME
 INCLUDED IN NET ASSETS AT END OF PERIOD   $    389,024          $   (702,820)
                                          ==============        ==============


See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS



                                                                           Year Ended December 31,
                                                                   -------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Wright Selected Blue Chip Equities Fund                         1999          1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 17.630     $  19.200    $  17.730    $  16.830     $ 13.850
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:
     Net investment income(*)...............                  $  0.181     $   0.095    $   0.133    $   0.204     $  0.226
     Net realized and unrealized gain (loss)                     0.638        (0.139)       5.172        2.886        3.904
                                                              --------     --------     --------     --------      --------

         Total income (loss)
         from investment operations.........                  $  0.819     $  (0.044)   $   5.305    $   3.090     $  4.130
                                                              --------     --------     --------     --------      --------

Less distributions:
     Dividends from investment income.......                  $ (0.055)    $  (0.090)   $  (0.145)   $  (0.200)    $ (0.200)
     Distributions from capital gains.......                    (3.264)       (1.366)      (3.690)      (1.990)      (0.840)
     In excess of net realized gain on investments                -           (0.070)       -            -           (0.110)
                                                               --------     --------     --------     --------      --------

         Total distributions................                  $ (3.319)    $  (1.526)   $  (3.835)   $  (2.190)    $ (1.150)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 15.130     $  17.630    $  19.200    $  17.730     $ 16.830
                                                              ==========   ==========   ==========   ==========   ==========

Total return(1).............................                     5.75%         0.14%       32.70%       18.57%       30.34%

Ratios/Supplemental Data(*):
     Net assets, end of year (000 omitted)..                  $  74,547    $ 220,965    $ 259,411    $ 208,166     $217,588
     Ratio of net expenses to average net assets                  1.16%(3)     1.11%(3)     1.08%(3)     1.04%        1.04%
     Ratio of net expenses after custodian fee
        reduction to average net assets.....                      0.32%         -            -            -            -
     Ratio of net investment income to average
        net assets..........................                      0.36%         0.46%        0.75%        1.15%        1.44%
     Portfolio turnover rate  ..............                       106%(4)        78%(4)       10%(2)       43%(2)       44%(2)

-----------------------------------------------------------------------------------------------------------------------------------

* For the year ended December 31, 1999, the distributor reduced its fees. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                 1999

     Net investment income per share........                  $  0.161
                                                              ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.20%(3)
                                                              ==========
         Expenses after custodian fee reduction(5)               0.36%
                                                              ==========
         Net investment income..............                     0.32%
                                                              ==========
--------------------------------------------------------------------------------

1 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
2 Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
3 Includes each fund's share of its corresponding portfolio's allocated expenses. 4 Represents portfolio turnover rate of the fund's corresponding portfolio.
5 Custodian fees were reduced by credits resulting from cash balances the trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                           Year Ended December 31,
                                                                      -------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Wright Major Blue Chip Equities Fund                            1999(4)         1998         1997         1996         1995
----------------------------------------------------------------------------------------------------------------------------------

                                                                               Standard Shares
                                                                    ----------------------------------------

Net asset value, beginning of year..........                  $ 13.670     $  12.020    $  12.450    $  12.650     $ 11.390
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:
     Net investment income(1)...............                  $  0.042     $   0.091    $   0.100    $   0.064     $  0.153
     Net realized and unrealized gain.......                     3.202         2.324        3.515        2.131        3.107
                                                              --------     --------     --------     --------      --------

         Total income
         from investment operations.........                  $  3.244     $   2.415    $   3.615    $   2.195     $  3.260
                                                              --------     --------     --------     --------      --------

Less distributions:
     Dividends from investment income.......                  $ (0.039)    $  (0.055)   $  (0.085)   $  (0.120)    $ (0.160)
     In excess of investment income.........                    (0.006)        -            -            -            -
     Distributions from capital gains.......                    (0.579)       (0.710)      (3.960)      (2.275)      (1.840)
                                                              --------     --------     --------     --------      --------

         Total distributions................                  $ (0.624)    $  (0.765)   $  (4.045)   $  (2.395)    $ (2.000)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 16.290     $  13.670    $  12.020    $  12.450     $ 12.650
                                                              ==========   ==========   ==========   ==========   ==========

Total Return(3).............................                    23.87%        20.43%       33.86%       17.63%       28.98%

Ratios/Supplemental Data1:
     Net assets, end of year (000 omitted)..                  $144,359    $  50,878    $  27,721    $ 25,815      $ 49,134
     Ratio of net expenses to average net assets                 1.05%        1.07%        1.08%       1.08%         1.07%
     Ratio of net expenses after custodian fee
        reduction to average net assets(2)..                     -            1.05%        1.05%       1.05%         1.05%
     Ratio of net investment income to average
        net assets .........................                     0.27%        0.49%        0.68%       0.90%         1.19%
     Portfolio turnover rate................                       59%          36%          89%         45%           83%

----------------------------------------------------------------------------------------------------------------------------------

1 For the years ended December 31, 1999, 1998, 1997, 1996 and 1995, the distributor and/or investment adviser reduced their fees. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                1999          1998         1997         1996         1995
----------------------------------------------------------------------------------------------------------------------------------

     Net investment income per share........                  $  0.034     $   0.052    $   0.049    $   0.061     $  0.150
                                                              ==========   ==========   ==========   ==========   ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................                     1.10%         1.28%        1.43%        1.12%        1.09%
                                                              ==========   ==========   ==========   ==========   ==========
         Expenses after custodian fee reduction2                  -            1.26%        1.40%        1.09%        1.07%
                                                              ==========   ==========   ==========   ==========   ==========
         Net investment income..............                     0.22%         0.28%        0.33%        0.86%        1.17%
                                                              ==========   ==========   ==========   ==========   ==========

----------------------------------------------------------------------------------------------------------------------------------

2 Custodian fees were reduced by credits resulting from cash balances the trust maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
3 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
4  Certain per share amounts are based on average shares outstanding.

See notes to financial statements

Wright Managed Equity Trust
-------------------------------------------------------------------------------
Financial Highlights



                                                 Year Ended December 31,
                                        ---------------------------------------
Wright Major Blue Chip Equities Fund                     1999(++)(3)
-------------------------------------------------------------------------------

                                                    Institutional Shares

Net asset value, beginning of year..........             $  10.000
                                                          --------
Income (loss) from investment operations:
     Net investment income1 ................             $   0.001
     Net realized and unrealized gain.......                 0.688
                                                          --------
         Total income
         from investment operations.........             $   0.689
                                                          --------

Less distributions:
     Distributions from capital gains.......             $  (0.267)
     Distributions in excess of capital gains               (0.312)
                                                           --------

         Total distributions................             $  (0.579)
                                                           --------

Net asset value, end of year................             $  10.110
                                                         ==========
Total Return(2).............................                  7.26%

Ratios/Supplemental Data(1):
     Net assets, end of year (000 omitted)..             $   2,037
     Ratio of net expenses to average net assets              1.19%(+)

     Ratio of net investment income to average
        net assets .........................                  0.02%(+)
     Portfolio turnover rate................                    59%

-------------------------------------------------------------------------------

1 For the year ended December 31, 1999, the administrator reduced its fee. Had such action not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                            1999(++)
-------------------------------------------------------------------------------

     Net investment loss per share..........            $  (0.001)
                                                        ==========
     Ratios (As a percentage of average net assets):

         Expenses...........................                1.22%(+)
                                                         ==========
         Net investment loss................               (0.01%)(+)
                                                         ==========

-------------------------------------------------------------------------------

2 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
3  Certain per share amounts are based upon average shares outstanding.

+  Annualized.
++ For the period from July 14, 1999 (inception of offering Institutional shares) to December 31, 1999.
See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                                  Year Ended December 31,
                                                                        -----------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Wright International Blue Chip Equities Fund                    1999(5)       1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                  Standard Shares
                                                                    -----------------------------------------------

Net asset value, beginning of year..........                    $16.020      $16.020      $16.690      $14.770     $13.090
                                                              ---------    ---------    ---------    ---------    ---------

Income (loss)  from investment operations:
     Net investment income (loss) ..........                   $ (0.004)     $ 0.078      $ 0.185      $ 0.128     $ 0.142
     Net realized and unrealized gain.......                      5.181        0.868        0.048+       2.902       1.638
                                                              ---------    ---------    ---------    ---------    ---------

         Total income
         from investment operations.........                    $ 5.177      $ 0.946      $ 0.233      $ 3.030     $ 1.780
                                                              ---------    ---------    ---------    ---------    ---------

Less distributions:
     Dividends from investment income.......                    $ -         $ (0.070)    $ (0.163)    $ (0.100)   $ (0.100)
     Distributions from capital gains.......                     (2.297)      (0.876)      (0.740)      (1.010)      -
     Return of capital......................                      -            -            -            -           -
                                                              ---------    ---------    ---------    ---------    ---------


         Total distributions................                   $ (2.297)    $ (0.946)    $ (0.903)    $ (1.110)   $ (0.100)
                                                              ---------    ---------    ---------    ---------    ---------

Net asset value, end of year................                    $18.900      $16.020      $16.020      $16.690     $14.770
                                                             ==========   ==========   ==========   ==========   ==========

Total return(1).............................                     34.26%        6.14%        1.54%       20.73%      13.61%

Ratios/Supplemental Data
     Net assets, end of year (000 omitted)..                   $147,610     $193,327    $212,698     $268,732    $237,176
     Ratio of total expenses to average daily net assets          1.49%(3)     1.35%(3)    1.31%(3)     1.30%       1.29%
     Ratio of net investment income to average daily
        net assets..........................                      0.02%        0.42%(+)    0.82%        0.82%       0.99%
     Portfolio turnover rate  ..............                       105%(4)       66%(4)       4%(2)       29%(2)      12%(2)

---------------------------------------------------------------------------------------------------------------------------------

1 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
2 Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
3 Includes each fund's share of its corresponding Portfolio's allocated expenses. 4 Represents portfolio turnover rate of the fund's corresponding portfolio.
5  Certain per share amounts are based on average shares outstanding.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share realized and unrealized gains and losses at such times.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS



                                                               Year Ended December 31,
                                                          --------------------------------
------------------------------------------------------------------------------------------------------------------------
Wright International Blue Chip Equities Fund                1999(4)        1998        1997(*)
------------------------------------------------------------------------------------------------------------------------


                                                                  Institutional Shares

Net asset value, beginning of year..........             $   8.750    $   9.130    $  10.000
                                                           --------     --------     --------
Income (loss) from Investment Operations:
     Net investment income .................             $   0.014    $   0.159    $   0.006
     Net realized and unrealized gain (loss)                 2.693        0.487       (0.646)(+)
                                                           --------     --------     --------

         Total income (loss)
         from investment operations.........             $   2.707    $   0.646    $  (0.640)
                                                           --------     --------     --------

Less distributions:
     Dividends from investment income.......             $   -        $  (0.150)   $   -
     Distributions from capital gains.......                (2.297)      (0.876)      (0.230)
     Return of capital......................                 -            -            -
                                                          --------     --------     --------

         Total distribution.................             $  (2.297)   $  (1.026)   $  (0.230)
                                                          --------     --------     --------

Net asset value, end of year................             $   9.160    $   8.750    $   9.130
                                                          =========    =========    =========

Total return(1).............................                 34.49%        7.54%       (6.37%)

Ratios/Supplemental Data:
     Net assets, end of year (000 omitted)..              $  24,254    $  18,511    $  45,094
     Ratio of total expenses to average daily
       net assets...........................                  1.28%(2)     1.12%(2)     1.16%(2)(++)
     Ratio of net investment income to average daily
       net assets...........................                  0.16%        0.73%        0.15%(++)
     Portfolio turnover rate................                   105%(3)       66%(3)        4%(5)

---------------------------------------------------------------------------------------------------------------------------

1 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the reinvestment date.
2 Includes each fund's share of its corresponding portfolio's allocated expenses. 3 Represents portfolio turnover rate of the fund's corresponding portfolio.
4  Certain per share amounts are based on average shares outstanding.
5 Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of fund shares and the amounts per share realized and unrealized gains and losses at such times.
++ Annualized.
* For the period from July 7, 1997 (inception of offering institutional shares) to December 31, 1997.

See notes to financial statements

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS



(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Equity Trust (the Trust), issuer of Wright Selected Blue Chip Equities Fund (WBC) series, Wright Major Blue Chip Equities Fund (WMBC) series, and Wright International Blue Chip Equities Fund (WIBC) series
(collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WBC and WIBC invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. WBC invests its assets in the Selected Blue Chip Equities Portfolio and WIBC invests its assets in the International Blue Chip Equities Portfolio. The value of each fund's investment in its corresponding Portfolio reflects the fund's proportionate interest in the net assets of that Portfolio (98.6% and 99.6% at December 31, 1999 for WBC and WIBC, respectively). The performance of each fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - For WMBC securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business are appraised at their fair value as determined in good faith by or at the direction of the Trustees. Valuation of securities by WBC and WIBC are discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

C. Income - For WMBC, dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date. The net investment income of WBC and WIBC consists of the fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with generally accepted accounting principles.

D. Expense Reduction - The funds have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

E. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

F. Equalization - Certain of the funds followed the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of fund shares, equivalent on a per-share basis to the amount of undistributed net investment income on the date of the transaction, was credited or charged to undistributed net investment income. As a result, undistributed net investment income per share was unaffected by sales or reacquisitions of fund shares. As of January 1, 1999, the Trust ceased recording equalization.

G. Distributions - The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items.

     During the year ended December 31, 1999, the following amounts were reclassified due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes and character reclassifications between net investment income and net realized capital gains.

                           Accumulated Undistrib-
                           uted Net Realized Gain
                           (Loss) on Investment      Undistributed
              Paid-In       and Foreign Currency    Net Investment
              Capital         Transactions          Income (Loss)
-------------------------------------------------------------------------------

WBC       $16,990,852        $(16,930,288)        $(60,564)
WMBC        1,617,607          (1,657,771)          40,164
WIBC       11,559,218         (12,654,551)       1,095,333

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.


H. Other - Investment transactions are accounted for on the date the investments are purchased or sold.

I. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

J. Multiple Classes of Shares of Beneficial Interest - Each fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At December 31, 1999, only WMBC and WIBC had an institutional share class.



(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 1999, for WMBC the effective annual rate was 0.45%. The Portfolios have engaged Wright to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 1999, the effective annual rate was 0.02% for WBC, 0.20% for WMBC, and 0.02% for WIBC. To enhance the net income of the fund, the administrator waived its fees by $113 for WMBC Institutional shares. Certain of the Trustees and officers of the Trust are Trustees or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Eaton Vance and Wright.



(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, an annual rate of 0.25% of each fund's average daily net assets attributable to Standard shares for activities primarily intended to result in the sale of each fund's Standard shares. To enhance the net income of WBC and WMBC, the Principal Underwriter made a reduction of its fee by $80,386 and $48,817, respectively. In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the year ended December 31, 1999, the funds did not accrue or pay any service fees.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:


                                                                     Year Ended                        Year Ended
                                                                  December 31, 1999                 December 31, 1998
                                                              ---------------------------------------------------------
                                                              Shares            Amount          Shares            Amount
---------------------------------------------------------------------------------------------------------------------------------


Wright Selected Blue Chip Equities Fund--
   Sold...................................................   1,547,222    $  26,874,487       2,109,096     $  40,389,405
   Issued to shareholders in payment of distributions
    declared..............................................   1,009,272       14,480,550         877,643        14,839,357
   Reacquired............................................. (10,158,221)    (172,112,561)     (3,967,641)      (71,617,605)
                                                            -----------   --------------     -----------    --------------
     Net decrease.........................................  (7,601,727)   $(130,757,524)       (980,902)    $ (16,388,843)
                                                           ============= ================   ============= =================

Wright Major Blue Chip Equities Fund -- Standard Shares
   Sold...................................................   8,075,051    $ 119,260,766       2,262,400     $  27,942,197
   Issued to shareholders in payment of distributions
    declared..............................................     297,328        4,636,894         171,868         2,268,398
   Reacquired.............................................  (3,232,621)     (49,803,031)     (1,017,149)      (13,267,151)
                                                            -----------   --------------     -----------    --------------
     Net increase.........................................   5,139,758    $  74,094,629       1,417,119     $  16,943,444
                                                            ============= =================  ============= =================

Wright Major Blue Chip Equities Fund -- Institutional Shares
   Sold..................................................      199,068    $   1,950,361               -     $           -
   Issued to shareholders in payment of distributions
    declared..............................................      11,013          106,606               -                 -
   Reacquired.............................................      (8,668)         (88,000)              -                 -
                                                            -----------   --------------     -----------    --------------
     Net increase.........................................     201,413    $   1,968,967               -     $           -
                                                            ============= =================  ============= =================

Wright International Blue Chip Equities Fund-- Standard Shares:
   Sold...................................................   5,014,606    $  80,196,748       6,595,651     $ 110,930,477
   Issued to shareholders in payment of distributions
    declared..............................................     875,950       14,725,621         566,574         8,776,474
   Reacquired............................................. (10,146,203)    (162,025,858)     (8,370,704)     (137,958,821)
                                                            -----------   --------------     -----------    --------------
     Net decrease.........................................  (4,255,647)   $ (67,103,489)     (1,208,479)    $ (18,251,870)
                                                            ============= =================  ============= =================

Wright International Blue Chip Equities Fund-- Institutional Shares:
   Issued to shareholders in payment of distributions
    declared..............................................     588,052    $   4,888,914         249,025     $   2,139,120
   Reacquired.............................................     (55,919)        (465,000)     (3,070,822)      (27,056,001)
                                                            -----------   --------------     -----------    --------------

   Net increase (decrease)................................     532,133    $   4,423,914      (2,821,797)    $ (24,916,881)
                                                            ============= =================  ============= =================


(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than U.S. Government securities and short-term obligations were as follows:

                                       Year Ended
                                    December 31, 1999
                                -------------------------
                                 Wright Major Blue Chip
                                      Equities Fund
-------------------------------------------------------------------------------


Purchases.......................      $ 143,230,433
                                      ================
Sales...........................      $  72,473,445
                                      ================

-------------------------------------------------------------------------------


     Increases and decreases in each fund's investment in its corresponding Portfolio for the year ended December 31, 1999 were as follows:

                                    WBC            WIBC
-------------------------------------------------------------------------------

Increases...................   $27,267,074    $ 80,270,534
Decreases...................   (176,593,426)  (166,829,500)

-------------------------------------------------------------------------------


(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 1999, as computed on a federal income tax basis, are as follows:

                                               Wright Major
                                                 Blue Chip
                                               Equities Fund
-------------------------------------------------------------------------------


Aggregate cost..........................    $ 117,485,197
                                             =============

Gross unrealized appreciation...........    $  32,348,555
Gross unrealized depreciation...........       (4,273,553)
                                             -------------

Net unrealized appreciation.............    $  28,075,002
                                             =============

-------------------------------------------------------------------------------


(7)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The funds did not have significant borrowings or allocated fees during the year ended December 31, 1999.

WRIGHT MANAGED EQUITY TRUST
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT







     To the Trustees and Shareholders of
     The Wright Managed Equity Trust:

     We have audited the accompanying statements of assets and liabilities, including the portfolio of investments of Wright Major Blue Chip Equities Fund, of The Wright Managed Equity Trust (the Trust) (comprising, respectively, of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund) as of December 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned Funds of The Wright Managed Equity Trust as of December 31, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

     DELOITTE & TOUCHE LLP


     Boston, Massachusetts
     February 4, 2000

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)(+)


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1999
-------------------------------------------------------------------------------


ASSETS:
  Total investments, at amortized cost
   (Note 1A)..............................     $62,113,430
  Receivable for fund shares sold.........       1,153,383
                                               ------------
    Total assets..........................     $63,266,813
                                               ------------


LIABILITIES:
  Cash overdraft..........................     $   679,195
  Distributions payable...................          39,518
  Accrued management fees.................           4,665
  Accrued expenses and other liabilities..          16,260
                                               ------------
    Total liabilities.....................     $   739,638
                                               ------------


NET ASSETS (consisting of paid-in capital)     $62,527,175
                                               ==============

  SHARES OF BENEFICIAL INTEREST OUTSTANDING     62,527,175
                                               ==============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................           $1.00
                                               ==============




+ The Wright U.S. Treasury Money Market Fund does not invest in a corresponding master portfolio. The amortized cost of securities held at December 31, 1999 is the same as the market value.


                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income........................     $  3,701,852
                                               ------------

  Expenses -

   Investment adviser fee (Note 3)........     $   278,468
   Administrator fee (Note 3).............          55,741
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,244
   Custodian fee (Note 1C)................          45,159
   Transfer and dividend disbursing agent fees      52,494
   Printing...............................           6,297
   Audit services.........................          32,440
   Legal services.........................           6,497
   Registration costs.....................          22,002
   Miscellaneous..........................           3,172
                                               ------------
    Total expenses........................     $   504,514
                                               ------------
Deduct -
   Reduction of investment adviser fee
    (Note 3)..............................     $  (146,004)
                                               ------------
    Net expenses..........................     $   358,510
                                               ------------
      Net investment income...............     $ 3,343,342
                                               ==============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. TREASURY MONEY MARKET FUND (WTMM)(+)

                                                        Year Ended
                                                        December 31
                                            ------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS               1999                  1998
-------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   Net investment income................     $  3,343,342          $  4,347,143
                                              ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income.........     $  (3,343,342)        $ (4,347,143)
                                              ------------          ------------


   Fund share transactions (Note 5)(+)-
     Proceeds from shares sold...........     $203,310,392         $269,270,734
     Reinvestment of dividends...........        2,487,831            2,616,748
     Cost of shares reacquired...........     (234,594,040)        (267,623,266)
                                             ------------          ------------

   Net increase (decrease) in net assets
    from fund share transactions.........     $(28,795,817)        $  4,264,216
                                             ------------          ------------

       Net increase (decrease) in ne
        assets...........................     $(28,795,817)        $  4,264,216

NET ASSETS:
   At beginning of year..................       91,322,992           87,058,776
                                             ------------          ------------

   At end of year........................     $ 62,527,175         $ 91,322,992
                                             =============         =============



+ For WTMM, the Fund share transactions are at a net asset value of $1.00 per share.


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)



                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1999
-------------------------------------------------------------------------------


ASSETS:
  Investments -
   Investments in portfolio, at value
    (identified cost of $53,673,927)(Note 1A)  $52,963,020
  Receivable for fund shares sold.........           3,477
                                               ------------
    Total assets..........................     $52,966,497
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $    11,219
  Distributions payable...................         114,036
  Distribution fee payable................           9,254
  Accrued expenses and other liabilities..           7,113
                                               ------------
    Total liabilities.....................     $   141,622
                                               ------------

NET ASSETS................................     $52,824,875
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for Fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $64,386,007
  Accumulated net realized loss on investments
   (computed on the basis of identified cost)  (10,863,671)
  Unrealized depreciation of investments
   (computed on the basis of identified cost)     (710,907)
  Undistributed net investment income.....          13,446
                                               ------------

   Net assets applicable to outstanding
    shares.................................    $ 52,824,875
                                               ==============

  SHARES OF BENEFICIAL INTEREST OUTSTANDING       5,319,384
                                               ==============

  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................            $9.93
                                               ==============




                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income allocated from portfolio  $   4,583,781
   Expenses allocated from portfolio......        (424,388)
                                               ------------
    Investment income.....................     $ 4,159,393
                                               ------------

  Expenses -

   Administrator fee (Note 3).............     $    14,928
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,627
   Custodian fee (Note 1C)................          16,251
   Distribution expenses (Note 4).........         185,829
   Transfer and dividend disbursing agent fees      33,219
   Printing...............................           7,242
   Audit services.........................          21,016
   Legal services.........................           5,252
   Registration costs.....................          15,919
   Miscellaneous..........................           2,100
                                               ------------
    Total expenses........................     $   304,383
                                               ------------

Deduct -
   Reduction of distribution expenses by
    principal underwriter (Note 4)........     $   (59,492)
                                               ------------

    Net expenses..........................     $   244,891
                                               ------------

      Net investment income...............     $ 3,914,502
                                               ------------


REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investment transactions
   from portfolio (identified cost basis).     $  (341,916)
  Net change in unrealized depreciation
   of investments.........................      (2,270,040)
                                               ------------
   Net realized and unrealized loss on
    investments...........................     $(2,611,956)
                                               ------------

    Net increase in net assets from operations $ 1,302,546
                                               ==============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. GOVERNMENT NEAR TERM FUND (WNTB)

                                                                                                 Year Ended
                                                                                                 December 31
                                                                                -----------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        1999                  1998
-------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  3,914,502          $  5,381,356
     Net realized loss on investment transactions...............................         (341,916)              (45,687)
     Change in unrealized appreciation (depreciation) of investments............       (2,270,040)              580,238
                                                                                      ------------          ------------
       Net increase in net assets resulting from operations.....................     $  1,302,546          $  5,915,907
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (3,898,323)         $ (5,565,401)
                                                                                      ------------          ------------
   Net decrease in net assets from fund share transactions (Note 5).............     $(36,500,892)         $(10,993,758)
                                                                                      ------------          ------------
       Net decrease in net assets...............................................     $(39,096,669)         $(10,643,252)

NET ASSETS:
   At beginning of year.........................................................       91,921,544           102,564,796
                                                                                      ------------          ------------
   At end of year...............................................................     $ 52,824,875          $ 91,921,544
                                                                                     =============         =============

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $     13,446          $    (2,733)
                                                                                     =============         =============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. TREASURY FUND (WUSTB)



                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1999
-------------------------------------------------------------------------------


ASSETS:
  Investments -
   Investments in portfolio, at value
    (identified cost of $32,115,867) (Note 1A) $31,249,029
  Receivable for fund shares sold.........           1,119
                                               ------------
    Total assets..........................     $31,250,148
                                               ------------


LIABILITIES:
  Distributions payable...................     $    48,632
  Distribution fee payable................           1,482
  Accrued expenses and other liabilities..           7,538
                                               ------------
    Total liabilities.....................     $    57,652
                                               ------------

NET ASSETS................................     $31,192,496
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $32,050,118
  Accumulated net realized gain on investments
   (computed on the basis of identified cost)        9,216
  Unrealized depreciation of investments
   (computed on the basis of identified cost)     (866,838)
                                               ------------
   Net assets applicable to outstanding shares $ 31,192,496
                                               ==============

  SHARES OF BENEFICIAL INTEREST OUTSTANDING       2,420,039
                                               ==============
  NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST.................           $12.89
                                               ==============




                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income allocated from portfolio   $  3,211,884
   Expenses allocated from portfolio......        (303,825)
                                               ------------
    Investment income.....................     $ 2,908,059
                                               ------------

  Expenses -

   Administrator fee (Note 3).............     $    10,513
   Compensation of Trustees not employees of
    the investment adviser or administrator          3,403
   Custodian fee (Note 1C)................          16,940
   Distribution expenses (Note 4).........         130,579
   Transfer and dividend disbursing agent fees      18,754
   Printing...............................           6,971
   Audit services.........................           2,900
   Legal services.........................          26,918
   Registration costs.....................          16,864
   Miscellaneous..........................           2,783
                                               ------------
    Total expenses........................     $   236,625
                                               ------------
Deduct -
   Reduction of distribution expenses by
   principal underwriter (Note 4).........     $   (69,865)
                                               ------------
    Net expenses..........................     $   166,760
                                               ------------
      Net investment income...............     $ 2,741,299
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   from portfolio (identified cost basis).     $   856,694
  Net change in unrealized depreciation
   of investments.........................      (5,938,057)
                                               ------------
   Net realized and unrealized loss on
    investments...........................     $(5,081,363)
                                               ------------

    Net decrease in net assets from
     operations...........................     $(2,340,064)
                                               ==============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT U.S. TREASURY FUND (WUSTB)

                                                                                                   Year Ended
                                                                                                   December 31
                                                                                        ------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        1999                  1998
----------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  2,741,299          $  3,662,667
     Net realized gain on investment transactions...............................          856,694               984,728
     Change in unrealized appreciation (depreciation) of investments............       (5,938,057)            2,386,702
                                                                                      ------------          ------------
       Net increase (decrease) in net assets resulting from operations..........     $ (2,340,064)         $  7,034,097
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income.................................................     $ (2,727,598)         $ (3,755,230)
     From net realized gain.....................................................         (732,979)             (751,891)
                                                                                      ------------          ------------
       Total distributions......................................................     $ (3,460,577)         $ (4,507,121)
                                                                                      ------------          ------------

   Net decrease in net assets from fund share transactions (Note 5).............     $(30,263,221)         $ (9,428,675)
                                                                                      ------------          ------------

       Net decrease in net assets...............................................     $(36,063,862)         $ (6,901,699)
NET ASSETS:
   At beginning of year.........................................................       67,256,358            74,158,057
                                                                                      ------------          ------------

   At end of year...............................................................     $ 31,192,496          $  67,256,358
                                                                                     =============         =============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT TOTAL RETURN BOND FUND (WTRB)(+)


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1999
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $89,765,688
    Unrealized depreciation...............      (4,882,545)
                                               ------------
  Total investments, at value (Note 1A)...     $ 84,883,143

  Cash....................................       1,202,448
  Receivable for fund shares sold.........           8,858
  Interest receivable.....................       1,436,551
  Receivable from investment adviser......          11,175
                                               ------------
    Total assets..........................     $87,542,175
                                               ------------


LIABILITIES:
  Payable for fund shares reacquired......     $    76,665
  Distributions payable...................         114,541
  Accrued expenses and other liabilities..          14,764
                                               ------------
    Total liabilities.....................     $   205,970
                                               ------------


NET ASSETS................................     $87,336,205
                                               ============

NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $92,296,301
  Accumulated undistributed net realized loss
   on investments (computed on the basis of
   identified cost).......................         (62,235)
  Unrealized depreciation of investments
   (computed on the basis of identified cost)   (4,882,545)
  Distributions in excess of net investment
    income................................         (15,316)
                                               ------------

   Net assets applicable to outstanding
    shares................................     $87,336,205
                                               ==============
  SHARES OF BENEFICIAL INTEREST OUTSTANDING      7,218,060
                                               ==============
  NET ASSET VALUE, OFFERING PRICE, AND
   REDEMPTION PRICE PER SHARE OF
   BENEFICIAL INTEREST....................          $12.10
                                               ==============



+ The Wright Total Return Bond Fund does not invest in a corresponding master portfolio.




                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income........................     $ 6,610,769
                                               ------------
    Investment income.....................     $ 6,610,769
                                               ------------
  Expenses -

   Investment adviser fee (Note 3)........     $   429,396
   Administrator fee (Note 3).............         101,757
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,739
   Custodian fee (Note 1C)................          45,136
   Distribution expenses (Note 4).........         265,577
   Transfer and dividend disbursing agent fees      44,286
   Printing...............................           6,216
   Audit services.........................          35,674
   Legal services.........................           2,325
   Registration costs.....................          24,685
   Miscellaneous..........................           4,410
                                               ------------
    Total expenses........................     $   962,201
                                               ------------
Deduct -
   Reduction of investment adviser fee
    (Note 3)..............................     $   (11,175)
                                               ------------
    Net expenses..........................     $   951,026
                                               ------------
      Net investment income...............     $ 5,659,743
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $    83,209
  Net change in unrealized depreciation
   of investments.........................     (10,280,970)
                                               ------------
   Net realized and unrealized loss on
    investments...........................     $(10,197,761)
                                               ------------

    Net decrease in net assets from
     operations...........................     $ (4,538,018)
                                               ==============


See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT TOTAL RETURN BOND FUND (WTRB)

                                                                                                  Year Ended
                                                                                                   December 31
                                                                                 ------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        1999                  1998
---------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  5,659,743          $  4,885,375
     Net realized gain on investment transactions...............................           83,209               839,997
     Change in unrealized appreciation (depreciation) of investments............      (10,280,970)            2,803,169
                                                                                      ------------          ------------
       Net increase (decrease) in net assets resulting from operations..........     $ (4,538,018)         $  8,528,541
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income -...............................................     $ (5,659,743)         $ (4,935,698)
     In excess of net investment income.........................................           (3,634)                    -
     From net realized gain.....................................................          (83,209)           (1,048,957)
     In excess of realized gains................................................          (63,002)               (6,717)
                                                                                      ------------          ------------
       Total distributions......................................................     $ (5,809,588)         $ (5,991,372)
                                                                                      ------------          ------------
   Net increase (decrease) in net assets from fund share transactions (Note 5)..     $(18,253,539)         $ 33,396,518
                                                                                      ------------          ------------
       Net increase (decrease) in net assets....................................     $(28,601,145)         $ 35,933,687

NET ASSETS:
   At beginning of year.........................................................      115,937,350            80,003,663
                                                                                      ------------          ------------
   At end of year...............................................................     $ 87,336,205          $115,937,350
                                                                                     =============         =============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD......................................     $    (15,316)         $    (10,334)
                                                                                     =============         =============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT CURRENT INCOME FUND (WCIF)


                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1999
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Investment in portfolio, at value (identified
      cost of $103,478,335) (Note 1A).....     $99,987,086
                                               ------------
  Receivable for fund shares sold.........          24,630
                                               ------------
    Total assets..........................     $100,011,716
                                               ------------


LIABILITIES:
  Distributions payable...................     $   161,728
  Payable for fund shares reacquired......           3,206
  Distribution fee payable................           9,096
  Accrued expenses and other liabilities..          11,258
                                               ------------
    Total liabilities.....................     $   185,288
                                               ------------


NET ASSETS................................     $99,826,428
                                               ==============
NET ASSETS CONSIST OF:
  Proceeds from sales of shares (including the market
   value of securities received in exchange for fund
   shares and shares issued to shareholders in
   payment of distributions declared), less cost
   of shares reacquired...................     $104,788,910
  Accumulated undistributed net realized loss
   on investments (computed on the basis of
   identified cost).......................      (1,163,114)
  Unrealized depreciation of investments
   (computed on the basis of identified cost)   (3,491,249)
  Distributions in excess of net investment
   income..................................       (308,119)
                                               ------------

   Net assets applicable to outstanding
    shares.................................    $ 99,826,428
                                               ==============
Computation of net asset value, offering and redemption price per share:
  Standard Shares:
   Net assets.............................     $ 76,452,269
                                               ==============
   Shares of beneficial interest outstanding      7,580,741
                                               ==============
   Net asset value, offering price, and
    redemption price per share of
    beneficial interest...................           $10.09
                                               ==============
  Institutional Shares:
   Net assets.............................     $ 23,374,159
                                               ==============

   SHARES OF BENEFICIAL INTEREST OUTSTANDING      2,435,191
                                               ==============
   NET ASSET VALUE, OFFERING PRICE, AND
    REDEMPTION PRICE PER SHARE OF
    BENEFICIAL INTEREST...................            $9.60
                                               ==============



                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1B):
   Interest income allocated from portfolio  $   7,386,581
   Expenses allocated from portfolio......        (627,911)
                                               ------------
    Investment income.....................     $ 6,758,670
                                               ------------

  Expenses -

   Administrator fee (Note 3).............     $    20,783
   Compensation of Trustees not employees of
    the investment adviser or administrator          2,559
   Custodian fee  -
    Standard shares (Note 1C).............          21,903
    Institutional shares (Note 1C)........          13,062
   Distribution expenses  -
    Standard shares (Note 4)..............         209,823
   Transfer and dividend disbursing agent fees
    Standard shares.......................          23,862
    Institutional shares..................           5,446
   Printing...............................           4,659
   Audit services.........................           5,890
   Legal services.........................           2,304
   Registration costs -
    Standard shares.......................          18,229
    Institutional shares..................           7,528
   Miscellaneous..........................           6,215
                                               ------------
    Total expenses........................     $   342,263
                                               ------------

  Deduct -
   Reduction of distribution expenses
    - Standard shares
      by principal underwriter (Note 4)...     $   (48,295)
                                               ------------
    Net expenses..........................     $   293,968
                                               ------------
      Net investment income...............     $ 6,464,702
                                               ------------


REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (199,779)
  Change in unrealized depreciation
   of investments.........................      (5,633,814)
                                               ------------

   Net realized and unrealized loss on
    investments...........................      (5,833,593)
                                               ------------

    Net increase in net assets from
     operations...........................     $   631,109
                                               ==============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
WRIGHT CURRENT INCOME FUND (WCIF)

                                                                                                   Year Ended
                                                                                                   December 31
                                                                                          --------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        1999                  1998
---------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  6,464,702          $  6,436,356
     Net realized loss on investment transactions...............................         (199,779)             (142,545)
     Change in unrealized appreciation (depreciation) of investments............       (5,633,814)              406,744
                                                                                      ------------          ------------

       Net increase in net assets resulting from operations.....................     $    631,109          $  6,700,555
                                                                                      ------------          ------------


   Distributions to shareholders (Note 2) -
     From net investment income -
       Standard shares..........................................................     $ (5,019,888)         $ (5,063,570)
       Institutional shares.....................................................       (1,431,824)           (1,363,651)
     In excess of net investment income - Standard shares.......................                -                (4,167)
                                                                                      ------------          ------------

       Total distributions......................................................     $ (6,451,712)         $ (6,431,388)
                                                                                      ------------          ------------


   Net increase (decrease) in net assets
     from Fund share transactions (Note 5) -
       Standard shares..........................................................     $ (9,277,546)         $ 13,841,664
       Institutional shares.....................................................        1,431,824             1,363,651
                                                                                      ------------          ------------

       Net increase (decrease) in net assets from fund share transactions.......     $ (7,845,722)         $ 15,205,315
                                                                                      ------------          ------------

       Net increase (decrease) in net assets....................................     $(13,666,325)         $ 15,474,482

NET ASSETS:
   At beginning of year.........................................................      113,492,753            98,018,271
                                                                                      ------------          ------------

   At end of year...............................................................     $ 99,826,428          $113,492,753
                                                                                     =============         =============

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED
   IN NET ASSETS AT END OF PERIOD...............................................     $   (308,119)         $   (230,835)
                                                                                     =============         =============

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                               Year Ended December 31,
                                                             ----------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
WRIGHT U.S. TREASURY MONEY MARKET FUND                          1999          1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year.............               $1.00        $1.00        $1.00         $1.00        $1.00

Income from investment operations:
   Net investment income(1) ...................                0.0420       0.0460       0.04739       0.04745      0.05212


Less distributions:
   Dividends from net Investment income........               (0.0420)     (0.0460)     (0.04739)     (0.04745)      (0.05212)
   Distributions from capital gains............                -            -            -             -            -
   Return of capital...........................                -            -            -             -            -
                                                              --------     --------     --------     --------      --------

   Total distributions.........................               (0.0420)     (0.0460)     (0.04739)     (0.04745)      (0.05212)
                                                              --------     --------     --------     --------     --------

Net asset value, end of year...................               $1.00        $1.00        $1.00         $1.00        $1.00
                                                              =========    =========    =========    =========    =========

Total return(2)................................                4.29%        4.73%        4.84%         4.85%        5.34%

Ratios/Supplemental Data(1)
   Net assets, end of year (000 omitted).......               $62,527      $91,323      $87,059      $95,184      $45,889
   Ratio of net expenses to average net assets                  0.45%        0.45%        0.45%        0.45%(3)     0.46%(3)
   Ratio of net investment income to average net assets         4.19%        4.61%        4.74%        4.73%        5.22%

--------------------------------------------------------------------------------------------------------------------------------

1 During each of the above periods, the investment adviser voluntarily reduced its fee and in certain periods was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

Net investment income per share................                 $0.0402      $0.0444     $0.04599     $0.04524     $0.05120
                                                              ==========   ==========   ==========   ==========   ==========
Ratios (as a percentage of average daily net assets):
   Expenses....................................                   0.63%        0.61%        0.59%        0.67%        0.65%
                                                              ==========   ==========   ==========   ==========   ==========
   Net investment income ......................                   4.01%        4.45%        4.60%        4.51%        5.03%
                                                              ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------------------------------------------------------

2 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
3 Custodian fees were reduced by credits resulting from cash balances the fund maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits. If these credits were considered, the ratio of net expenses to average daily net assets would have been as follows:

                                                                                                        1996         1995
                                                                                                       -------------------
   Actual ratio of net expenses                                                                         0.44%        0.45%
--------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                                  Year Ended December 31,
                                                              ----------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
WRIGHT U.S. GOVERNMENT NEAR TERM FUND                           1999          1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 10.270     $  10.240    $  10.240    $  10.450     $  9.920
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:
   Net investment income(1).................                  $  0.534     $   0.549    $   0.599    $   0.606     $  0.631
   Net realized and unrealized gain (loss)..                    (0.343)        0.048(+)    (0.010)      (0.212)       0.524
                                                               --------     --------     --------     --------      --------

     Total income from
        investment operations...............                  $  0.191     $   0.597    $   0.589    $   0.394     $  1.155
                                                              --------     --------     --------     --------      --------

Less distributions:
     Dividends from investment income.......                  $ (0.531)    $  (0.567)   $  (0.589)   $  (0.604)    $ (0.625)
     Distributions from capital gains.......                     -             -            -            -            -
     Return of capital......................                     -             -            -            -            -
                                                              --------     --------     --------     --------      --------

     Total distributions....................                  $ (0.531)    $  (0.567)   $  (0.589)   $  (0.604)    $ (0.625)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $  9.930     $  10.270    $  10.240    $  10.240     $ 10.450
                                                              =========    =========    =========    =========     ========
Total return(2).............................                     1.91%        5.98%         5.93%        3.91%       11.93%

Ratios/Supplemental Data(1)
   Net assets, end of year (000 omitted)....                  $ 52,825     $ 91,922     $ 102,565    $ 130,325     $143,600
   Ratio of net expenses to average net assets                   0.91%(4)     0.88%(4)      0.87%(4)     0.80%        0.80%
   Ratio of expenses after custodian fee
      reduction to average net assets(5)....                     0.90%(4)     0.87%(4)     -           -            -
   Ratio of net investment income to average
      net assets............................                     5.27%         5.38%        5.82%       5.90%        6.20%
   Portfolio turnover rate  ................                       0%(6)         10%(6)        4%(3)      28%(3)       21%(3)

---------------------------------------------------------------------------------------------------------------------------------

1 For certain periods presented, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, a reduction in distribution fees, a reduction in administrator fees, or a combination thereof. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                1999          1998         1997
                                                     ------------------------------------------------

     Net investment income per share........                  $  0.526     $   0.546    $   0.597
                                                              =========    =========    =========
     Ratios (As a percentage of average net assets):
         Expenses...........................                     0.99%(4)      0.91%(4)     0.89%(4)
                                                              =========    =========    =========
         Expenses after custodian fee reduction(5)               0.98%(4)      0.90%(4)      -
                                                              =========    =========    =========
         Net investment income..............                     5.19%         5.35%        5.80%
                                                              =========    =========    =========
-------------------------------------------------------------------------------------------------------------------------

2 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
3 Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
4 Includes each fund's share of its corresponding portfolio's allocated expenses. 5 Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits.
6  Represents portfolio turnover rate of the fund's corresponding portfolio.

+ Per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amounts per share of realized and unrealized gains and losses at such times.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS




                                                                           Year Ended December 31,
                                                              -----------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
WRIGHT U.S. TREASURY FUND                                       1999          1998         1997         1996(3)      1995
-------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 14.400     $  13.950    $  13.580    $  14.710     $ 12.250
                                                              --------     --------     --------     --------      --------

Income (loss) from investment operations:
   Net investment income(1).................                  $  0.722     $   0.724    $   0.721    $   0.769     $  0.880
   Net realized and unrealized gain (loss)..                    (1.282)        0.632        0.462       (0.973)       2.458
                                                              --------     --------     --------     --------      --------

     Total income (loss)

     from investment operations.............                  $ (0.560)    $   1.356    $   1.183    $  (0.204)    $  3.338
                                                              --------     --------     --------     --------      --------

Less distributions:
   Dividends from investment income.........                  $ (0.716)    $  (0.741)   $  (0.703)   $  (0.756)    $ (0.878)
   Distributions from capital gains.........                    (0.234)       (0.165)      (0.110)      (0.170)       -
   Return of capital........................                     -             -            -            -            -
                                                              --------     --------     --------     --------      --------


     Total distributions....................                  $ (0.950)    $  (0.906)   $  (0.813)   $  (0.926)    $ (0.878)
                                                              --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 12.890     $  14.400    $  13.950    $  13.580     $ 14.710
                                                              =========    =========    =========    =========    =========
Total return(2).............................                   (3.97%)        9.95%         9.09%      (1.23%)       28.18%

Ratios/Supplemental Data(1):
   Net assets, end of year (000 omitted)....                 $  31,192    $  67,256    $  74,158    $  54,978     $ 15,156
     Ratio of total expenses to average net assets               0.92%(5)     0.94%(5)     1.01%(5)      0.90%       0.90%
     Ratio of net expenses after custodian fee
        reduction to average net assets(6)..                     0.90%(5)     0.90%(5)     0.87%(5)      -            -
     Ratio of net investment income
        to average net assets...............                     5.26%        5.09%        5.34%        5.50%        6.60%
   Portfolio turnover rate  ................                        0%(7)        7%(7)        1%(4)       65%(4)        8%(4)

----------------------------------------------------------------------------------------------------------------------------------

1 For each of the periods presented, the operating expenses of the fund were reduced by an allocation of expenses to the investment adviser, a reduction in distribution fees by the distributor, a reduction in administrator fees, or a combination thereof. Had such action not been undertaken, the net investment income per share and the ratios would have been as follows:

                                                                1999          1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------

Net investment income per share.............                  $  0.703     $   0.721    $   0.720    $   0.769     $  0.827
                                                              =========    =========    =========    =========    =========
Ratios (as a percentage of average net assets):

   Expenses   ..............................                     1.06%(5)      0.96%(5)     1.02%(5)     0.90%        1.20%
                                                              =========    =========    =========    =========    =========
   Expenses after custodian fee reduction(6)                     1.04%(5)      0.92%(5)     0.88%(5)         -            -
                                                              =========    =========    =========    =========    =========
   Net investment income....................                     5.12%         5.07%        5.33%        5.50%        6.20%
                                                              =========    =========    =========    =========    =========

---------------------------------------------------------------------------------------------------------------------------------

2 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
3  Certain of the per share data are based on average shares outstanding.
4 Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
5 Includes each fund's share of its corresponding portfolio's allocated expenses. 6 Custodian fees were reduced by credits resulting from cash balances the fund and the portfolio maintained with the custodian (Note 1C). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995.
7  Represents portfolio turnover rate at the fund's corresponding portfolio.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                                                                  Year Ended December 31,
                                                                        ---------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
WRIGHT TOTAL RETURN BOND FUND                                   1999          1998         1997         1996(3)      1995
-----------------------------------------------------------------------------------------------------------------------------------


Net asset value, beginning of year..........                  $ 13.310     $  12.930    $  12.500    $  13.120     $ 11.430
                                                               --------     --------     --------     --------      --------

Income (loss) from investment operations:
   Net investment income ...................                  $  0.679     $   0.680    $   0.690    $   0.720     $  0.758
   Net realized and unrealized gain (loss)..                    (1.190)        0.524        0.427       (0.631)       1.685
                                                               --------     --------     --------     --------      --------

     Total income (loss)
     from investment operations.............                  $ (0.511)    $   1.204    $   1.117    $   0.089     $  2.443
                                                               --------     --------     --------     --------      --------

Less distributions:
   Dividends from investment income.........                  $ (0.680)    $  (0.690)   $  (0.687)   $  (0.709)    $ (0.753)
   Dividends in excess of net investment income                 (0.000)(4)       -            -            -             -
   Distributions from capital gains.........                    (0.011)       (0.133)         -            -             -
   In excess of net realized gain on investments                (0.008)       (0.001)         -            -             -
                                                               --------     --------     --------     --------      --------

     Total distributions....................                  $ (0.699)    $  (0.824)   $  (0.687)   $  (0.709)    $ (0.753)
                                                               --------     --------     --------     --------      --------

Net asset value, end of year................                  $ 12.100     $ 13.310     $ 12.930     $  12.500     $ 13.120
                                                              =========    =========    =========    =========    =========

Total return(2).............................                   (3.91%)        9.56%        9.25%         0.87%       21.97%

Ratios/Supplemental Data(1)
   Net assets, end of year (000 omitted)....                  $ 87,336     $115,937     $ 80,004     $  91,382     $122,762
   Ratio of net expenses to average net assets                   0.90%        0.90%        0.90%         0.80%        0.80%
   Ratio of net investment income to average
      net assets............................                     5.36%        5.18%        5.50%         5.70%        6.20%
   Portfolio turnover rate..................                       31%          26%          34%           96%          50%

-----------------------------------------------------------------------------------------------------------------------------------

1 For the year ended December 31, 1999, the investment adviser reduced its fee. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                1999

     Net investment income per share........                  $  0.678
                                                              =========
   Ratios (As a percentage of average net assets):
         Expenses...........................                     0.91%
                                                              =========
         Net investment income..............                     5.35%
                                                              =========

---------------------------------------------------------------------------------------------------------------------------------

2 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
3  Certain of the per share data are based on average shares outstanding.
4  Represents less than $(0.001) per share.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS



                                                                                 Year Ended December 31,
                                                                          -----------------------------------
---------------------------------------------------------------------------------------------------------------------------------
WRIGHT CURRENT INCOME FUND                                      1999(5)       1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------------------

                                                                                  Standard Shares
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                  $ 10.660     $  10.630    $  10.430    $  10.670    $  9.710
                                                              --------     --------     --------     --------     --------

Income (loss) from investment operations:
   Net investment income(1).................                  $  0.620     $   0.646    $   0.658    $   0.674    $  0.696
   Net realized and unrealized gain (loss)..                    (0.570)        0.028        0.206       (0.239)      0.955
                                                              --------     --------     --------     --------     --------

       Total income from
          investment operations.............                  $  0.050     $   0.674    $   0.864    $   0.435    $  1.651
                                                              --------     --------     --------     --------     --------


Less distributions:
   Dividends from investment income.........                  $ (0.620)    $  (0.643)   $  (0.664)   $  (0.675)   $ (0.691)
   Distributions from capital gains.........                     -             -            -            -           -
   In excess of net investment income.......                     -            (0.001)       -            -           -
                                                              --------     --------     --------     --------     --------

       Total distributions..................                  $ (0.620)    $  (0.644)   $  (0.664)   $  (0.675)   $ (0.691)
                                                              --------     --------     --------     --------     --------

Net asset value, end of year................                  $ 10.090     $  10.660    $  10.630    $  10.430    $ 10.670
                                                              =========    =========    =========    =========    =========

Total return(2).............................                     0.52%         6.51%        8.56%        4.31%       17.46%

Ratios/Supplemental Data(1)
   Net assets, end of year (000 omitted)....                  $  76,452    $  90,262    $  76,217    $  64,623     $66,345
   Ratio of total expenses to average net assets                  0.91%(4)     0.90%(4)     0.89%(4)     0.90%(4)    0.90%(4)
   Ratio of net investment income
      to average net assets.................                     6.02%         6.03%        6.44%        6.50%       6.80%
   Portfolio turnover rate .................                        0%(6)         1%(6)        3%(3)        9%(3)      26%(3)

----------------------------------------------------------------------------------------------------------------------------------

1 For the years ended December 31, 1999, 1998 and 1997, the distributor and/or the administrator reduced its fees. Had such action not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                1999          1998         1997
                                                              ----------    -------    ----------

     Net investment income per share........                  $  0.615     $   0.644    $   0.652
                                                              =========    =========    =========
     Ratios (As a percentage of average net assets):
         Expenses...........................                     0.96%(4)       0.92%(4)     0.95%(4)
                                                              =========    =========    =========
         Net investment income..............                     5.97%         6.01%        6.38%
                                                              =========    =========    =========
--------------------------------------------------------------------------------------------------------------------------------

2 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
3 Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.
4 Includes each fund's share of its corresponding portfolio's allocated expenses. 5 Certain of the per share data are based on average shares outstanding.
6  Represents portfolio turnover rate at the fund's corresponding portfolio.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                  Year Ended December 31,
                                                                             --------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Wright Current Income Fund - continued                                        1999(5)      1998         1997(*)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Institutional Shares
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..........                               $  10.150    $  10.120    $  10.000
                                                                            --------     --------     --------

Income (loss) from investment operations:
   Net investment income  ..................                               $   0.620    $   0.619    $   0.313
   Net realized and unrealized gain (loss)..                                  (0.560)       0.026        0.120
                                                                            --------     --------     --------

       Total income from
          investment operations.............                               $   0.060    $   0.645    $   0.433
                                                                            --------     --------     --------


Less distributions:
   Dividends from investment income.........                               $  (0.610)   $  (0.615)   $  (0.313)(4)
   Distributions from capital gains.........                                   -            -            -
   Return of capital........................                                   -            -            -
                                                                            --------     --------     --------

       Total distributions..................                               $  (0.610)   $  (0.615)   $  (0.313)
                                                                            --------     --------     --------

Net asset value, end of year................                               $   9.600    $  10.150    $  10.120
                                                                            =========    =========    =========

Total return(1).............................                                   0.60%        6.56%        4.40%

Ratios/Supplemental Data:
   Net assets, end of year (000 omitted)....                               $  23,374    $  23,231    $  21,801
   Ratio of total expenses to average net assets                               0.70%(2)     0.75%(2)     0.48%(2)(3)
   Ratio of net investment income
      to average net assets.................                                   6.23%        6.11%        4.70%(3)
   Portfolio turnover rate .................                                     0%(6)         1%(6)        3%(7)

-----------------------------------------------------------------------------------------------------------------------------

1 Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
2 Includes each fund's share of its corresponding portfolio's allocated expenses. 3 Annualized.
4 Includes distribution in excess of net investment income of $0.00001 per share. 5 Certain of the per share data are based on average shares outstanding.
6  Represents portfolio turnover rate at the fund's corresponding portfolio.
7 Portfolio turnover represents the rate of portfolio activity for the period while the fund was making investments directly in securities.

* For the period from July 7, 1997 (inception of offering of institutional shares) to December 31, 1997.

See notes to financial statements

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS



(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Income Trust (the Trust), issuer of Wright U.S. Treasury Money Market Fund (WTMM) series, Wright U.S. Government Near Term Fund (WNTB) series, Wright U.S. Treasury Fund (WUSTB) series, Wright Total Return Bond Fund
(WTRB) series, and Wright Current Income Fund (WCIF) series (collectively, the Funds), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. WNTB, WUSTB, and WCIF invest all of their investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding fund. WNTB invests its assets in the Near Term Portfolio, WUSTB invests its assets in the U.S. Treasury Portfolio, and WCIF invests its assets in the Current Income Portfolio. The value of each fund's investment in its corresponding Portfolio reflects the fund's proportionate interest in the net assets of that Portfolio (99.9%, 92.6%, and 99.9% at December 31, 1999 for WNTB, WUSTB, and WCIF, respectively). The performance of each fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Investment Valuations - For WTRB investments for which market quotations are readily available are valued at current market value as furnished by a pricing service. Investments for which valuations are not readily available will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. WTMM's money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes market value. WTMM's use of amortized cost is subject to the fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940. Valuation of securities by WNTB, WUSTB, and WCIF are discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

     B. Interest Income - For WTMM and WTRB, interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The income is accrued ratably to the date of maturity on the investments of the funds. The net investment income of WNTB, WUSTB, and WCIF consists of the fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with generally accepted accounting principles.

     C. Expense Reduction - The funds have entered into an arrangement with their custodian agent whereby interest earned on uninvested cash balance is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

     D. Federal Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1999, the Trust, for federal income tax purposes, had capital loss carryovers of $60,136 (WTMM), $10,819,336
(WNTB), and $1,091,554 (WCIF) which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the respective fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryovers will expire as follows:

      12/31         WTMM            WNTB            WCIF
-------------------------------------------------------------------------------

      1999       $       -     $        -       $       -
      2000              939      2,957,673              -
      2001               -              -               -
      2002            1,921      6,936,070         676,782
      2003            1,315        376,568         215,933
      2004           13,981             -          113,252
      2005            4,550        188,862          19,428
      2006            2,146         62,582              -
      2007           35,284        297,581          66,159
-------------------------------------------------------------------------------

     At December 31, 1999, net capital losses of $62,236 for WTRB, $44,335 for WNTB, and $(71,560) for WCIF attributable to security transactions incurred after October 31, 1999 are treated as arising on the first day of the fund's current taxable year.

E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. Other - Investment transactions are accounted for on the date the investments are purchased or sold.

G. Multiple Classes of Shares of Beneficial Interest - Each fund is authorized to offer a standard share class and an institutional share class. The share classes differ in their respective distribution, service fees and other class specific expenses. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends, and liquidation. At December 31, 1999, only WCIF had an institutional share class.


(2)  DISTRIBUTIONS

     Each fund's policy is to determine net income once daily, as of the close of the New York Stock Exchange and the net income so determined is declared as a dividend to shareholders of record at the time of such determination. Distributions of realized capital gains are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the same fund at the net asset value as of the ex-dividend date. Dividends may be reinvested in additional shares of the same fund at the net asset value as of the payable date.

     The Trust requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes be classified as distributions in excess of net investment income or accumulated net realized gains.

     The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 2000 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

     During the year ended December 31, 1999, the following amounts were reclassified due to differences between book and tax accounting:

                                Accumulated
                             Undistributed Net
                           Realized Gain (Loss)         Undistributed
                              on Investment and             Net
                   Paid-In   Foreign Currency             Investment
                   Capital     Transactions              Income (Loss)
-------------------------------------------------------------------------------


  WNTB          $(4,467,443)    $4,467,443                $       -
  WUSTB            351,022       (337,321)                  (13,701)
  WTRB                   -          1,348                    (1,348)
  WCIF                   -         90,274                   (90,274)
-------------------------------------------------------------------------------


Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.


(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the funds pursuant to the respective Investment Advisory Contracts. Wright furnishes each fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 1999, for WTMM and WTRB the effective annual rate was 0.35% and 0.41%, respectively. The Portfolios have engaged Wright to render investment advisory services. (See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.) To enhance the net income of the funds, Wright made a reduction of its investment adviser fee by $146,004 and $11,175 for WTMM and WTRB, respectively.

     The Trust also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 1999, the effective annual rate was 0.07% for WTMM, 0.02% for WNTB, 0.02% for WUSTB, 0.10% for WTRB, and 0.02% for WCIF. Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees of the Trust who are not employees of Eaton Vance or Wright, Trustees and officers received remuneration for their services to the Trust out of fees paid to Eaton Vance and Wright.

(4)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that each of the funds, except WTMM, will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter), a wholly-owned subsidiary of Winthrop, at an annual rate of 0.25% of the Standard shares average daily net assets of each fund for activities primarily intended to result in the sale of each fund's Standard shares. To enhance the net income of WNTB, WUSTB, and WCIF, the Principal
Underwriter made a reduction of its fee by $59,492, $69,865, and $48,295, respectively.

In addition, the Trustees have adopted a service plan (the Service Plan) which allows the funds to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The amount of service fee payable under the Service Plan with respect to each class of shares may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the year ended December 31, 1999, the funds did not accrue or pay any service fees.

 (5) SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:


                                                                      Year Ended                       Year Ended
                                                                   December 31, 1999                December 31, 1998
                                                                   --------------------------------------------------
                                                               Shares            Amount         Shares            Amount
----------------------------------------------------------------------------------------------------------------------------------


Wright U.S. Government Near Term Fund--
     Sales................................................   1,075,305    $   10,923,918     1,605,556    $ 16,447,345
     Issued to shareholders in payment of
       distributions declared.............................     234,392         2,134,222       314,121       3,163,303
     Redemptions..........................................  (4,937,269)      (49,559,032)   (2,989,009)    (30,604,406)
                                                            -----------   --------------     -----------    --------------

         Net decrease.....................................  (3,627,572)   $  (36,500,892)   (1,069,332)    $(10,993,758)
                                                            ============= ===============  =============  ===============

Wright U.S. TREASURY Fund--
     Sales................................................     629,153    $   9,000,043       1,302,718    $   18,684,432
     Issued to shareholders in payment
       of distributions declared..........................     147,786        2,366,619         231,734         3,313,736
     Redemptions..........................................  (3,028,254)     (41,629,883)     (2,179,531)      (31,426,843)
                                                            ----------    --------------     -----------    --------------

         Net decrease.....................................  (2,251,315)   $ (30,263,221)       (645,079)    $  (9,428,675)
                                                            ===========   ==============    =============    ==============

Wright Total Return Bond Fund--
     Sales................................................   3,332,918    $  42,519,725       3,355,655     $  44,394,191
     Issued to shareholders in payment
       of distributions declared..........................     369,267        4,298,435         344,502         4,544,209
     Redemptions..........................................  (5,191,831)     (65,071,699)     (1,178,486)      (15,541,882)
                                                            ----------    --------------     -----------    --------------

         Net increase (decrease)..........................  (1,489,646)   $ (18,253,539)      2,521,671     $  33,396,518
                                                            ============= =================  ============= =================


Wright Current Income Fund -- Standard Shares
     Sales................................................   2,134,187    $  22,254,853       2,263,717     $  24,121,027
     Issued to shareholders in payment
       of distributions declared..........................     318,512        3,027,283         310,036         3,306,097
     Redemptions..........................................  (3,337,993)     (34,559,692)     (1,275,036)      (13,585,460)
                                                            ----------    --------------     -----------    --------------

         Net increase (decrease)..........................    (885,294)   $  (9,277,556)      1,298,717     $  13,841,664
                                                            ============  ================   ============  ================

Wright Current Income Fund-- Institutional Shares
     Issued to shareholders in payment
       of distributions declared..........................     145,647    $   1,431,824         134,484     $   1,363,651
                                                            ----------    --------------     -----------    --------------

         Net increase.....................................     145,647    $   1,431,824         134,484     $   1,363,651
                                                            ============  ================   ============  ================

---------------------------------------------------------------------------------------------------------------------------------

(6)  INVESTMENT TRANSACTIONS

     The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales and maturities of investments, other than short-term obligations, were as follows:

                                Year Ended Dec. 31, 1999
                                      Wright Total
                                    Return Bond Fund
-------------------------------------------------------------------------------

Purchases--
   Non-U.S. Obligations               $  17,721,967
                                      ==============
   U.S. Gov't Obligations             $  14,029,316
                                      ==============

Sales--
   Non-U.S. Gov't Obligation          $  10,828,084
                                      ==============
   U.S. Gov't Obligations             $  32,811,835
                                      ==============

     Increases and decreases in each fund's investment in its corresponding Portfolio for the year ended December 31, 1999 were as follows:

                         WNTB         WUSTB        WCIF
-------------------------------------------------------------------------------

Increases           $11,025,277   $9,038,191   $22,298,864
Decreases           (51,809,661) (42,945,499)  (36,943,595)


(7)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) at December 31, 1999, as computed on a federal income tax basis, are as follows:

                                          Wright Total Return
                                               Bond Fund
-------------------------------------------------------------------------------

Aggregate cost............................  $  89,765,688
                                             =============
Gross unrealized appreciation.............  $     164,832
Gross unrealized depreciation.............     (5,047,377)
                                              ------------

Net unrealized depreciation...............  $   4,882,545
                                             =============


(8)  LINE OF CREDIT

     The funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The funds did not have significant borrowings or allocated fees during the year ended December 31, 1999.

WRIGHT MANAGED INCOME TRUST
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT




         To the Trustees and Shareholders of
         The Wright Managed Income Trust:


         We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the Wright U.S. Treasury Money Market Fund and Wright Total Return Bond Fund, of The Wright Managed Income Trust (the Trust) (comprising, respectively, of Wright U.S. Treasury Money Market Fund, Wright U.S. Government Near Term Fund, Wright U.S. Treasury Fund, Wright Total Return Bond Fund, and Wright Current Income Fund) as of December 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion,  such  financial  statements  and financial  highlights present fairly, in all material respects, the financial position of each of the aforementioned Funds of The Wright Managed Income Trust as of December 31, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


         DELOITTE & TOUCHE LLP



         Boston, Massachusetts
         February 4, 2000

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
SELECTED BLUE CHIP EQUITIES PORTFOLIO (SBCP)



                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1999
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $59,242,450
    Unrealized appreciation...............      15,672,699
                                               ------------

    Total investments, at value (Note 1A).     $74,915,149

  Cash....................................             824
  Receivable for investments sold.........       5,703,223
  Dividends and interest receivable.......          42,472
  Deferred organization expenses (Note 1C)          15,039
                                               ------------

    Total Assets..........................     $80,676,707
                                               ------------


LIABILITIES:
  Notes payable...........................     $ 5,172,000
  Accrued expenses and other liabilities..          22,165
                                               ------------

   Total Liabilities......................     $ 5,194,165
                                               ------------

NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $75,482,542
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $59,809,843
  Unrealized appreciation of investments
   (computed on the basis of identified cost)   15,672,699
                                               ------------

    Total.................................     $75,482,542
                                               =============


                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Dividends..............................     $ 2,029,627
   Interest...............................         114,498
                                               ------------

    Total income..........................     $ 2,144,125
                                               ------------

  Expenses -

   Investment adviser fee (Note 2)........     $   843,755
   Administrator fee (Note 2).............         220,457
   Compensation of Trustees not employees of
    the investment adviser or administrator          5,725
   Custodian fee (Note 1D)................          77,563
   Interest expense.......................          30,478
   Audit fees.............................          28,073
   Legal..................................             146
   Amortization of organization expenses (Note 1C)   5,771
   Miscellaneous..........................              57
                                               ------------

    Total expenses........................     $ 1,212,025
                                               ------------

   Deduct -
    Waiver of investment adviser fee (Note 2)  $   (11,400)
    Reduction of custodian fee (Note 1D)..          (9,043)
                                               ------------

         Total deduction..................     $   (20,443)
                                               ------------

         Net expenses.....................     $  1,191,582
                                               ------------

            Net investment income.........     $   952,543
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $41,111,687
  Change in unrealized depreciation
   of investments ........................     (39,940,696)
                                               ------------

  Net realized and unrealized gain
   on investments.........................     $ 1,170,991
                                               ------------

    Net increase in net assets
       from operations....................     $ 2,123,534
                                               =============
See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
--------------------------------------------------------------------------------
SELECTED BLUE CHIP EQUITIES PORTFOLIO (SBCP)

                                                                                                  Year Ended
                                                                                                   December 31
                                                                                      -------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        1999                  1998
---------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    952,543          $  2,011,687
     Net realized gain on investments...........................................       41,111,687            15,538,127
     Change in unrealized appreciation (depreciation)
       of investments...........................................................      (39,940,696)          (20,336,710)
                                                                                      ------------          ------------

       Net increase (decrease) in net assets from operations....................     $  2,123,534          $ (2,786,896)
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $ 28,835,743          $ 40,294,485
     Withdrawals................................................................     (177,133,426)          (75,343,029)
                                                                                      ------------          ------------

   Decrease in net assets resulting from capital transactions...................     $(148,297,683)        $(35,048,544)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $(146,174,149)        $(37,835,440)

NET ASSETS:

   At beginning of year.........................................................      221,656,691           259,492,131
                                                                                      ------------          ------------

   At end of year...............................................................     $ 75,482,542          $ 221,656,691
                                                                                     =============         =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (IBCP)



                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1999
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $121,697,318
    Unrealized appreciation...............      54,533,065
                                               ------------

    Total investments, at value (Note 1A).     $176,230,383

  Foreign currency, at value
   (identified cost $315,926).............         315,300
  Tax reclaim receivable..................         132,137
  Dividends and interest receivable.......          59,503
  Deferred organization expenses (Note 1C)          15,039
                                               ------------

    Total Assets..........................     $176,752,362
                                               ------------


LIABILITIES:
  Notes payable...........................     $ 2,977,000
  Cash overdraft..........................         941,298
  Payable for investments purchased.......         315,300
  Accrued expenses and other liabilities..          47,575
                                               ------------

   Total Liabilities......................     $ 4,281,173
                                               ------------

NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $172,471,189
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $117,951,584
  Unrealized appreciation of investments
   and foreign currency transactions (computed
   on the basis of identified cost).......      54,519,605
                                               ------------

    Total.................................     $172,471,189
                                               =============


                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Dividends..............................     $ 2,599,769
   Interest...............................         160,557
   Less: Foreign taxes....................        (304,401)
                                               ------------

    Total income..........................     $ 2,455,925
                                               ------------

  Expenses -

   Investment adviser fee (Note 2)........     $ 1,290,967
   Administrator fee (Note 2).............         235,077
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,750
   Custodian fee (Note 1D)................         289,476
   Interest expense.......................          45,552
   Audit fees.............................          32,048
   Legal..................................             146
   Amortization of organization expenses
    (Note 1C).............................           5,771
   Miscellaneous..........................             276
                                               ------------

    Total expenses........................     $ 1,901,063
                                               ------------

     Net investment income................     $   554,862
                                               ------------


REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investment and foreign
   currency transactions
   (identified cost basis)                     $32,973,325
  Change in unrealized appreciation of
   investments and translation of assets and
   liabilities in foreign currencies......      12,787,420
                                               ------------

  Net realized and unrealized gain on
   investments and foreign currency.......     $45,760,745
                                               ------------

    Net increase in net assets
       from operations....................     $46,315,607
                                               =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (IBCP)

                                                                                                   Year Ended
                                                                                                   December 31
                                                                                    -------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        1999                  1998
-------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $    554,862          $  1,985,552
     Net realized gain on investments...........................................       32,973,325            20,726,522
     Change in unrealized appreciation (depreciation) of investments............       12,787,420           (11,296,007)
                                                                                      ------------          ------------

       Net increase in net assets from operations...............................     $ 46,315,607          $ 11,416,067
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $ 80,846,539          $110,766,485
     Withdrawals................................................................     (166,921,499)         (166,998,630)
                                                                                      ------------          ------------

   Decrease in net assets resulting from capital transactions...................     $(86,074,960)         $(56,232,145)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $(39,759,353)         $(44,816,078)

NET ASSETS:

   At beginning of year.........................................................      212,230,542           257,046,620
                                                                                      ------------          ------------

   At end of year...............................................................     $172,471,189          $ 212,230,542
                                                                                     =============         =============


See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. GOVERNMENT NEAR TERM PORTFOLIO (NTBP)



                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1999
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $52,649,375
    Unrealized depreciation...............        (710,907)
                                               ------------

    Total investments, at value (Note 1A).     $51,938,468

  Cash....................................         214,371
  Interest receivable.....................         802,756
  Deferred organization expenses (Note 1C)          14,076
                                               ------------

    Total assets..........................     $52,969,671
                                               ------------


LIABILITIES:
  Accrued expenses and other liabilities..     $     6,639
                                               ------------


NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $52,963,032
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $53,673,939
  Unrealized depreciation of investments
   (computed on the basis of identified cost)     (710,907)
                                               ------------

    Total.................................     $52,963,032
                                               =============


                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $ 4,583,781
                                               ------------

  Expenses -

   Investment adviser fee (Note 2)........     $   299,429
   Administrator fee (Note 2).............          74,857
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,851
   Custodian fee (Note 1D)................          31,283
   Audit fees.............................           9,940
   Miscellaneous..........................           6,637
   Amortization of organization expenses
    (Note 1C).............................           5,803
                                               ------------

    Total expenses........................     $   429,800
                                               ------------

   Deduct -
    Reduction of custodian fee (Note 1D)..          (5,415)
                                               ------------

       Net expenses.......................     $   424,385
                                               ------------

         Net investment income............     $ 4,159,396
                                               ------------

REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (341,915)
  Net change in unrealized depreciation
   of investments.........................      (2,270,040)
                                               ------------

  Net realized and unrealized loss
   on investments.........................     $(2,611,955)
                                               ------------

    Net increase in net assets
       from operations....................     $ 1,547,441
                                               =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. GOVERNMENT NEAR TERM PORTFOLIO (NTBP)

                                                                                                   Year Ended
                                                                                                   December 31
                                                                                      ---------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        1999                  1998
------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  4,159,396          $  5,724,793
     Net realized loss on investments...........................................         (341,915)              (45,686)
     Change in unrealized appreciation (depreciation) of investments............       (2,270,040)              580,237
                                                                                      ------------          ------------

       Net increase in net assets from operations...............................     $  1,547,441          $  6,259,344
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $ 11,025,277          $ 17,618,408
     Withdrawals................................................................      (51,809,661)          (34,539,216)
                                                                                      ------------          ------------

   Decrease in net assets resulting from capital transactions...................     $(40,784,384)         $(16,920,808)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $(39,236,943)         $(10,661,464)

NET ASSETS:

   At beginning of year.........................................................       92,199,975           102,861,439
                                                                                      ------------          ------------

   At end of year...............................................................     $ 52,963,032          $ 92,199,975
                                                                                     =============         =============



See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
U.S. TREASURY PORTFOLIO (USTBP)



                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1999
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $34,051,904
    Unrealized depreciation...............        (920,948)
                                               ------------

    Total investments, at value (Note 1A).     $33,130,956

  Cash....................................          48,583
  Interest receivable.....................         565,890
  Deferred organization expenses (Note 1C)          14,037
                                               ------------

    Total assets..........................     $ 33,759,466
                                               ------------

LIABILITIES:
  Accrued expenses and other liabilities..     $     6,311
                                               ------------


NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $33,753,155
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $34,674,103
  Unrealized depreciation of investments
   (computed on the basis of identified cost)     (920,948)
                                               ------------

    Total.................................     $33,753,155
                                               =============


                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $ 3,272,484
                                               ------------

  Expenses -

   Investment adviser fee (Note 2)........     $   213,958
   Administrator fee (Note 2).............          53,490
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,702
   Custodian fee (Note 1D)................          28,860
   Audit fees.............................           9,940
   Interest expense.......................             187
   Amortization of organization expenses
    (Note 1C).............................           5,822
   Miscellaneous..........................           6,311
                                               ------------

    Total expenses........................     $   320,270
                                               ------------

   Deduct -..............................
    Reduction of custodian fee (Note 1D)..         (11,250)
                                               ------------

       Net expenses.......................     $   309,020
                                               ------------

         Net investment income............     $ 2,963,464
                                               ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain on investment transactions
   (identified cost basis)................     $   847,235
  Net change in unrealized depreciation
   of investments.........................      (5,992,168)
                                               ------------

  Net realized and unrealized loss
   on investments.........................     $(5,144,933)
                                               ------------

    Net decrease in net assets
       from operations....................     $(2,181,469)
                                               =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-----------------------------------------------------------------------------
U.S. TREASURY PORTFOLIO (USTBP)


                                                                                                 Year Ended
                                                                                                   December 31
                                                                                       ----------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        1999                  1998
---------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  2,963,464          $  3,926,971
     Net realized gain on investments...........................................          847,235               984,728
     Change in unrealized appreciation (depreciation) of investments............       (5,992,168)            2,386,702
                                                                                      ------------          ------------

       Net increase (decrease) in net assets from operations....................     $ (2,181,469)         $  7,298,401
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $ 11,578,470          $ 18,675,207
     Withdrawals................................................................      (42,973,499)          (33,182,454)
                                                                                      ------------          ------------

   Decrease in net assets resulting from capital transactions...................     $(31,395,029)         $(14,507,247)
                                                                                      ------------          ------------

   Net decrease in net assets...................................................     $(33,576,498)         $ (7,208,846)

NET ASSETS:

   At beginning of year.........................................................       67,329,653            74,538,499
                                                                                      ------------          ------------

   At end of year...............................................................     $ 33,753,155          $ 67,329,653
                                                                                     =============         =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
------------------------------------------------------------------------------
CURRENT INCOME PORTFOLIO (CIFP)



                       STATEMENT OF ASSETS AND LIABILITIES

                                December 31, 1999
-------------------------------------------------------------------------------


ASSETS:
  Investments -
    Identified cost.......................     $102,259,801
    Unrealized depreciation...............      (3,491,250)
                                               ------------

    Total investments, at value (Note 1A).     $98,768,551

  Cash....................................         583,461
  Interest receivable.....................         632,860
  Deferred organization expenses (Note 1C)          13,862
                                               ------------

    Total assets..........................     $ 99,998,734
                                               ------------


LIABILITIES:
  Accrued expenses and other liabilities..     $    11,637
                                               ------------


NET ASSETS APPLICABLE TO
  INVESTORS' INTEREST IN PORTFOLIO........     $99,987,097
                                               =============

NET ASSETS CONSISTS OF:
  Net proceeds from capital contributions and
   withdrawals............................     $103,478,347
  Unrealized depreciation of investments
   (computed on the basis of identified cost)    (3,491,250)
                                               ------------

    Total.................................     $ 99,987,097
                                               =============


                             STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1999
-------------------------------------------------------------------------------


INVESTMENT INCOME (Note 1G):
  Income -
   Interest Income........................     $ 7,386,581
                                               ------------

  Expenses -

   Investment adviser fee (Note 2)........     $   434,441
   Administrator fee (Note 2).............         103,352
   Compensation of Trustees not employees of
    the investment adviser or administrator          1,983
   Custodian fee (Note 1D)................          48,098
   Audit fees.............................          22,607
   Amortization of organization expenses
    (Note 1C).............................           5,822
   Interest expense.......................             206
   Miscellaneous..........................          11,402
                                               ------------
    Total expenses........................     $   627,911
                                               ------------

         Net investment income............     $ 6,758,670
                                               ------------

REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
  Net realized loss on investment transactions
   (identified cost basis)................     $  (199,779)
  Net change in unrealized depreciation
   of investments.........................      (5,633,815)
                                               ------------

  Net realized and unrealized loss
   on investments.........................     $(5,833,594)
                                               ------------

    Net decrease in net assets
       from operations....................     $   925,076
                                               =============

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
CURRENT INCOME PORTFOLIO (CIFP)



                                                                                                   Year Ended
                                                                                                   December 31
                                                                                       ---------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                        1999                  1998
------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From operations -
     Net investment income......................................................     $  6,758,670          $  6,757,613
     Net realized loss on investments...........................................         (199,779)             (142,545)
     Change in unrealized appreciation (depreciation) of investments............       (5,633,815)              406,744
                                                                                      ------------          ------------

       Net increase in net assets from operations...............................     $    925,076          $  7,021,812
                                                                                      ------------          ------------

   Capital transactions -
     Contributions..............................................................     $ 22,298,864          $ 24,506,099
     Withdrawals................................................................      (36,943,595)          (15,586,545)
                                                                                      ------------          ------------

   Increase (decrease) in net assets resulting from capital transactions........     $(14,644,731)         $  8,919,554
                                                                                      ------------          ------------

   Net increase (decrease) in net assets........................................     $(13,719,655)         $ 15,941,366

NET ASSETS:

   At beginning of year.........................................................      113,706,752            97,765,386
                                                                                      ------------          ------------

   At end of year...............................................................     $ 99,987,097          $113,706,752
                                                                                     =============         =============


See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
SUPPLEMENTARY DATA



                                                                                          Year Ended December 31
                                                                                     --------------------------------------
Selected Blue Chip Equities Portfolio (SBCP)                                          1999         1998          1997(2)
---------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):++
     Net expenses                                                                     0.85%        0.77%        0.66%(+)
     Net expenses after custodian fee reduction1                                      0.84%        -            -
     Net investment income                                                            0.67%        0.80%        1.08%(+)

Portfolio Turnover                                                                     106%          78%          28%

Net assets, end of year (000 omitted)                                              $ 75,483     $221,657     $259,492

----------------------------------------------------------------------------------------------------------------------------

+  Annualized.
++ For the year ended December 31, 1999, the operating expenses of SBCP reflect a waiver of the investment adviser fee. Had such action not been taken, the ratios would have been as follows:

                                                                                      1999

Ratios (As a percentage of average daily net assets):
     Expenses                                                                         0.86%
     Expenses after custodian fee reduction1                                          0.85%
     Net investment income                                                            0.66%


1 Reporting guidelines require the Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements.
2 For the period from the start of business, May 2, 1997 to December 31, 1997.

-------------------------------------------------------------------------------



                                                                                               Year Ended December 31
                                                                                     --------------------------------------------
INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (IBCP)                                     1999         1998          1997(1)
---------------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):
     Net expenses                                                                     1.14%        1.01%        0.90%(+)
     Net investment income                                                            0.33%        0.77%        0.95%(+)

Portfolio Turnover                                                                     105%          66%          37%

Net assets, end of year (000 omitted)                                              $172,471     $212,231     $257,047

---------------------------------------------------------------------------------------------------------------------------------

+  Annualized.

1 For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
SUPPLEMENTARY DATA

                                                                                          Year Ended December 31
                                                                                      --------------------------------
U.S. GOVERNMENT NEAR TERM PORTFOLIO (NTBP)                                            1999         1998          1997(2)
------------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):
     Net expenses(1)                                                                    0.58%        0.57%        0.46%(+)
     Net investment income                                                              5.60%        5.68%        6.24%(+)

Portfolio Turnover                                                                         0%          10%           0%

Net assets, end of year (000 omitted)                                                 $52,963      $92,200     $102,861

---------------------------------------------------------------------------------------------------------------------------------

+   Annualized.

1 Reporting guidelines require each Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 0.57% for the year ended December 31, 1999, 0.56% for the year ended December 31, 1998, and 0.45% for the period from the start of business, May 2, 1997 to December 31, 1997.
2   For the period from the start of business, May 2, 1997 to December 31, 1997.


                                                                                          Year Ended December 31
                                                                                    --------------------------------------
U.S. TREASURY PORTFOLIO (USTBP)                                                       1999         1998          1997(2)
--------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets)++:
     Net expenses(1)                                                                  0.60%        0.57%        0.56%(+)
     Net investment income                                                            5.57%        5.45%        6.11%(+)

Portfolio Turnover                                                                       0%           7%           0%

Net assets, end of year (000 omitted)                                               $33,753      $67,330      $74,536

-----------------------------------------------------------------------------------------------------------------------------

+   Annualized.
++ For the year ended December 31, 1998, the operating expenses of USTBP reflect an allocation of expenses to the investment adviser. Had such action not been taken, the ratios would have been as follows:

                                                                                                  1998

Ratios (As a percentage of average daily net assets):
     Expenses                                                                                      0.58%
     Net Expenses                                                                                  0.55%
     Net Investment Income                                                                         5.44%

--------------------------------------------------------------------------------------------------------------------

1 Reporting guidelines require the Portfolio to increase its expense ratio by the effect of any offset arrangements with its service providers. The computation of net expenses to average daily net assets reported above is computed without consideration of credits in such offset arrangements. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 0.58% for the year ended December 31, 1999, 0.54% for the year ended December 31, 1998, and 0.41% for the period from the start of business May 2, 1997 to December 31, 1997.
2   For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
SUPPLEMENTARY DATA



                                                                                          Year Ended December 31
                                                                                    ----------------------------------------
Current Income Portfolio (CIFP)                                                       1999         1998          1997(1)
----------------------------------------------------------------------------------------------------------------------------

Ratios (As a percentage of average daily net assets):
     Net expenses(1)                                                                  0.59%        0.57%        0.48%(+)
     Net investment income                                                            6.32%        6.33%        6.66%(+)

Portfolio Turnover                                                                       0%           1%           7%

Net assets, end of year (000 omitted)                                              $99,987     $113,707      $97,765

-------------------------------------------------------------------------------------------------------------------------------

+   Annualized.

1   For the period from the start of business, May 2, 1997 to December 31, 1997.

See notes to financial statements

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------



(1)  Significant Accounting Policies

     The Wright Blue Chip Master Portfolio Trust (the Trust), issuer of Selected Blue Chip Equities Portfolio (Selected Portfolio), International Blue Chip Equities Portfolio (International Portfolio), U.S. Government Near Term Portfolio (Term Portfolio), U.S. Treasury Portfolio (Treasury Portfolio), and Current Income Portfolio (Income Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on March 18, 1997. The Declaration of Trust permits the Trustees to issue interests in the portfolios. The following is a summary of significant accounting policies of the portfolios. The policies are in conformity with generally accepted accounting principles.

     A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Securities traded on more than one U.S. or foreign securities exchange are valued at the last sale price on the exchange representing the principal market for such securities, if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Fixed income securities for which market quotations are readily available are valued on the basis of valuations supplied by a pricing service. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are unavailable, or deemed not to be representative of market values at the close of business, are appraised at their fair value as determined in good faith by or at the direction of the Trustees of the Trust.

     B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     C. Deferred Organization Expenses - Costs incurred by a portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each portfolio commenced operations

     D. Expense Reductions - The portfolios have entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

     E. Income Taxes - The portfolios are treated as partnerships for federal tax purposes. No provision is made by the portfolios for federal or state taxes on any taxable income of the portfolios because each investor in the portfolios is ultimately responsible for the payment of any taxes on its share of such income. Since some of the portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the portfolios, the portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The portfolios will allocate at least annually among their respective investors each investor's distributive share of the portfolios' net taxable investment income, net realized capital gains and any other items of income, gain, loss, deductions or credit.

     F. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

     G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the portfolio is informed of the ex-dividend date. Interest income consists of interest accrued and discount earned (including both original issue and market discount) and amortization of premium or discount on long-term debt securities when required for federal income tax purposes. The interest income is accrued ratably to the date of maturity on the investments of the portfolios.

     H. Forward Foreign Currency Contracts - The International Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Portfolio will enter into forward contracts for hedging purposes in connection with purchases and sales of securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged Wright Investors' Service, Inc. (Wright) to act as investment adviser to the portfolios pursuant to the respective Investment Advisory Contracts. Wright furnishes each portfolio with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets, which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 1999, the effective annual rate was 0.59% for the Selected Portfolio, 0.76% for the International Portfolio, 0.40% for the Term Portfolio, 0.40% for the Treasury Portfolio, and 0.41% for the Income Portfolio. Additionally, $11,400 of expenses were waived by the investment adviser for the Selected Portfolio.

     The Trust has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 1999, the effective annual rate was 0.16% for the Selected Portfolio, 0.14% for the International Portfolio, 0.10% for the Term Portfolio, 0.10% for the Treasury Portfolio, and 0.10% for the Income Portfolio.

     Certain of the Trustees and officers of the portfolio are Trustees or officers of the above organizations. Except as to Trustees of the portfolios who are not employees of Wright, Trustees and officers receive remuneration for their services to the portfolios out of the fees paid to Wright.



(3)  INVESTMENTS

     The Term Portfolio, Treasury Portfolio, and Income Portfolio invest primarily in debt securities. The ability of the issuers of these debt securities held by the portfolios to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended December 31, 1999 were as follows:

                                                  Selected     International U.S. Government      U.S.          Current
                                                  Blue Chip     Blue Chip       Near Term       Treasury        Income
                                                  Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
-----------------------------------------------------------------------------------------------------------------------------


Purchases -

  Non-U.S. Gov't Obligations                   $ 147,804,525  $ 172,866,639  $         --    $         --   $         --
                                                ============   ============   ============    ============   ============
  U.S. Gov't Obligations                       $         --   $         --   $  13,913,395   $   9,122,094  $  17,686,654
                                                ============   ============   ============    ============   ============
Sales -

  Non-U.S. Gov't Obligations                   $ 293,794,537  $ 248,267,632  $         --    $         --   $         --
                                                ============   ============   ============    ============   ============
  U.S. Gov't. Obligations                      $         --   $         --   $  45,874,409   $  36,439,184  $   1,460,118
                                                ============   ============   ============    ============   ============



(4)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 1999, as computed on a federal income tax basis, are as follows:

                                                  Selected     International U.S. Government      U.S.          Current
                                                  Blue Chip     Blue Chip       Near Term       Treasury        Income
                                                  Portfolio      Portfolio      Portfolio       Portfolio      Portfolio
------------------------------------------------------------------------------------------------------------------------------


Aggregate cost                                 $ 59,608,217   $122,558,972   $ 52,649,375    $ 34,051,904   $102,259,801
                                                ============   ============   ============    ============   ============

Gross unrealized appreciation                  $ 16,568,784   $ 56,271,884   $     45,192    $     78,208   $    270,031
Gross unrealized depreciation                    (1,261,852)    (2,600,473)      (756,099)       (999,156)    (3,761,281)
                                                 -----------    -----------    -----------     -----------    -----------

Net unrealized
   appreciation (depreciation)                 $ 15,306,932   $ 53,671,411   $   (710,907)   $   (920,948)  $ (3,491,250)
                                                ============   ============   ============    ============   ============

---------------------------------------------------------------------------------------------------------------------------------



(5)  FINANCIAL INSTRUMENTS

     The portfolios may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency contracts for the International Portfolio. The notional or contractual amounts of these instruments represent the investment the portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

     As of December 31, 1999, the International Portfolio had no forward foreign currency exchange contracts open.

(6) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

The International Portfolio's investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of International Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of International Portfolio's assets. International Portfolio may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.


(7)  LINE OF CREDIT

     The portfolios participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The portfolios may temporarily borrow from the line of credit to settle investment transactions. Interest is charged to each portfolios based on its borrowings at an amount above the federal funds' rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds and portfolios at the end of each quarter. At December 31, 1999, loans outstanding under the credit facility totalled $5,172,000 and $2,977,000 for the Selected Portfolio and the International Portfolio, respectively.

WRIGHT BLUE CHIP MASTER PORTFOLIO TRUST
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT



         To the Trustees and Investors of
         The Wright Blue Chip Master Portfolio Trust:


         We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Wright Blue Chip Master Portfolio Trust (the Trust) (comprising, respectively, of Wright Selected Blue Chip Equities Portfolio, Wright International Blue Chip Equities Portfolio, Wright U.S. Government Near Term Portfolio, Wright U.S. Treasury Portfolio, and Wright Current Income Portfolio) as of December 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and supplementary data for each of the years in the three year period ended December 31, 1999. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of each of the aforementioned funds of The Wright Blue Chip Master Portfolio Trust as of December 31, 1999, the results of their operations, the changes in their net assets, and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.


         DELOITTE & TOUCHE LLP



         Boston, Massachusetts
         February 4, 2000

WRIGHT MAJOR BLUE CHIP EQUITIES FUND (WMBC)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 1999



                                       Shares       Value

     EQUITY INTERESTS -- 99.4%


BEVERAGES -- 2.5%
Anheuser Busch Cos. Inc.............   8,300   $    588,263
Coca-Cola Co........................  26,200      1,526,150
Pepsico, Inc........................  44,800      1,579,200
                                                -----------
                                               $  3,693,613
                                                -----------


CHEMICALS -- 2.3%
Du Pont (E.I.) de Nemours...........  51,400   $  3,385,975
                                                -----------


DIVERSIFIED -- 8.1%
General Electric Co.................  25,100   $  3,884,225
Procter & Gamble Co.................  21,200      2,322,725
Tyco International Ltd..............  67,800      2,635,725
United Technologies.................  46,200      3,003,000
                                                -----------
                                               $ 11,845,675
                                                -----------



DRUGS, COSMETICS & HEALTHCARE -- 9.5%
Bristol-Myers Squibb Co.............  43,500   $  2,792,156
Gillette Co.........................  16,000        659,000
Johnson & Johnson...................  30,400      2,831,000
Medtronics, Inc.....................  70,800      2,579,775
Merck & Co., Inc....................  42,000      2,816,625
Pfizer Inc..........................  69,000      2,238,188
                                                -----------
                                               $ 13,916,744
                                                -----------


ELECTRONICS -- 26.1%
Cisco Systems, Inc..................  42,000   $  4,499,250
Computer Associates Int'l. Inc......  59,400      4,154,288
EMC Corp./Mass......................  34,800      3,801,900
Gateway Inc.........................  16,700      1,203,444
Intel Corporation...................  46,800      3,852,225
International Business Machine......  38,600      4,168,800
Microsoft Corporation...............  52,100      6,082,675
Oracle Corp.........................  44,550      4,992,384
Solectron Corp......................  10,700      1,017,838
Sun Microsystems, Inc...............  57,600      4,463,588
                                                -----------
                                               $ 38,236,392
                                                -----------

FINANCIAL -- 14.9%
American Express Co.................  24,600   $  4,091,092
American Int'l. Group...............  27,981      3,025,166
BB&T Corporation....................  79,200      2,168,100
Chase Manhattan Corp................  34,300      2,664,681
Citigroup...........................  53,950      2,997,597
Federal National Mort. Assoc........  32,100      2,004,244
Jefferson Pilot Corp................  38,100      2,600,325
Keycorp (New)....................... 101,300      2,244,411
                                                -----------
                                               $ 21,795,616
                                                -----------


FOOD -- 0.3%
Kellogg Co..........................  15,400   $    474,513
                                                -----------



MACHINERY & EQUIPMENT -- 1.4%
Pitney Bowes, Inc...................  41,500   $  2,004,969
                                                -----------



METAL PRODUCERS -- 0.7%
Alcoa Inc...........................  12,200   $  1,012,600
                                                -----------



METAL PRODUCTS MANUFACTURERS -- 1.5%
Illinois Tool Works Inc.............  32,900   $  2,222,806
                                                -----------



OIL, GAS, COAL & RELATED SERVICES -- 7.5%
Chevron Corporation.................  29,300   $  2,538,113
Exxon Mobil Corp....................  67,006      5,398,108
Halliburton Company.................  38,600      1,553,650
Schlumberger Ltd....................  23,000      1,293,750
Transocean Sedco Forex Inc..........   4,452        150,004
                                                -----------
                                               $ 10,933,625
                                                -----------


PAPER -- 1.8%
Kimberly-Clark Corporation..........  40,300   $  2,629,575
                                                -----------



RECREATION -- 1.0%
McDonald's Corporation..............  17,200   $    693,375
Walt Disney Company.................  24,000        702,000
                                                -----------
                                               $  1,395,375
                                                -----------

RETAILERS -- 7.8%
Albertson's Inc.....................  31,843   $  1,026,937
Costco Wholesale Corp...............  30,300      2,764,875
Lowes Co's., Inc....................  41,500      2,479,625
TJX Cos. Inc. New................... 110,100      2,250,169
Wal-Mart Stores Inc.................  43,700      3,020,763
                                                -----------
                                               $ 11,542,369
                                                -----------



UTILITIES -- 10.3%
Alltel Corporation..................  22,400   $  1,852,200
Bellsouth Corp......................  56,800      2,658,950
Duke Energy Corp....................  68,000      3,408,500
MCI Worldcom, Inc...................  68,550      3,637,434
SBC Communications, Inc.............  71,200      3,471,000
                                                -----------
                                               $ 15,028,084
                                                -----------


MISCELLANEOUS -- 3.7%
America Online Inc..................   6,700   $    505,431
Avery-Dennison Corp.................  12,000        874,500
Electronic Data Systems Corp........  50,700      3,393,731
Sysco Corp..........................  16,900        668,606
                                                -----------
                                               $  5,442,268
                                                -----------


TOTAL EQUITY INTERESTS -- 99.4%
  (identified cost, $117,041,035)              $145,560,199
                                                -----------

OTHER ASSETS,
  LESS LIABILITIES  -- 0.6%                         835,304
                                                -----------


NET ASSETS -- 100%                             $146,395,503
                                               ============


* Non-income-producing security.

WRIGHT TOTAL RETURN BOND FUND (WTRB)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 1999


Face                                                    Coupon     Maturity      Market                   Current   Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1)  Maturity(1)
---------------------------------------------------------------------------------------------------------------------------------


CORPORATE BONDS

FINANCIAL
$   1,100,000     Ameritech Cap                          6.150%     1/15/08     $ 92.790  $ 1,020,690      6.63%     6.00%
    2,000,000     Associates Corp.                       6.450%    10/15/01       99.246    1,984,920      6.50%     6.90%
    3,200,000     Ford Motor Co.                         6.500%     8/01/18       87.779    2,808,928      7.40%     7.60%
    1,000,000     Ford Motor Credit                      6.500%     2/28/02       98.950      989,500      6.57%     7.00%
    1,240,000     Ford Motor Credit                      5.800%     1/12/09       88.626    1,098,962      6.54%     7.50%
    2,825,000     General Elec. Cap. Corp.               6.500%    11/01/06       95.635    2,701,689      6.80%     5.30%
    2,000,000     GMAC                                   6.375%    10/15/04       96.346    1,926,920      6.62%     7.50%
    1,000,000     IBM Corp.                              5.625%     4/12/04       94.478      944,780      5.95%     7.00%
    1,000,000     J.P. Morgan                            6.875%     1/15/07       96.602      966,020      7.12%     5.30%

INDUSTRIALS

$  3,200,000      Kimberly Clark Corp.                   6.250%     7/15/18     $ 88.281  $ 2,824,992      7.08%     7.40%
   1,280,000      Kimberly Clark Corp.                   6.375%     1/01/28       84.927    1,087,066      7.51%     7.50%
   2,400,000      McDonald's Corp.                       6.500%     8/01/07       95.713    2,297,112      6.79%     5.70%
   1,000,000      McDonald's Corp.                       7.375%     7/15/33       91.628      916,280      8.05%     8.30%
   1,430,000      Wal-Mart Stores                        6.150%     8/10/01       99.141    1,417,716      6.20%     6.70%
   3,500,000      Warner-Lambert Co.                     5.750%     1/15/03       96.170    3,365,950      5.98%     6.90%
   2,000,000      TJX Companies Inc                      7.450%    12/15/09       97.400    1,948,000      7.65%     7.80%

UTILITIES

$   3,140,000     AT&T Corp.                             6.500%     3/15/29     $ 85.669  $ 2,690,007      7.59%     7.70%
    1,000,000     Duke Energy Corp.                      6.000%    12/01/28       79.026      790,260      7.59%     7.90%
    1,680,000     Lucent Technologies Inc.               5.500%    11/15/08       88.533    1,487,354      6.21%     6.70%
    1,100,000     Lucent Technologies Inc.               6.450%     3/15/29       87.049      957,539      7.41%     7.50%
    1,500,000     New York Telecom.                      6.000%     4/15/08       90.903    1,363,545      6.60%     6.20%
    1,000,000     SBC Communications Inc.                6.625%    11/01/09       93.963      939,630      7.05%     7.40%
      955,000     Tennessee Valley Authority             6.000%     3/15/13       89.641      856,072      6.69%     7.20%
                                                                                            ----------

Total Corporate Bonds (identified cost, $40,596,850) - 42.8%                                         $37,383,932


GOVERNMENT INTERESTS

U.S. GOVERNMENT AGENCIES

$    530,000      Federal Home Loan Mortgage             5.800%     9/02/08    $  91.922    $ 487,187      6.31%     7.00%
   1,250,000      Federal Home Loan Mortgage             5.540%    10/27/08       88.828    1,110,350      6.24%     7.50%
   1,500,000      Federal Home Loan Mortgage             5.125%     1/21/09       97.141    1,457,115      5.28%     6.50%
      40,000      Federal Home Loan Mortgage             5.750%     4/15/08       92.047       36,819      6.25%     7.00%
   1,000,000      Federal Home Loan Mortgage             4.750%    12/14/01       96.828      968,280      4.91%     6.50%

   1,000,000      Federal National Mtg. Assn.            6.170%     1/15/08       92.797      927,970      6.65%     7.40%
   1,000,000      Federal National Mtg. Assn.            6.000%     5/15/08       93.625      936,250      6.41%     7.00%
   1,500,000      Federal National Mtg. Assn.            6.560%    11/26/07       94.734    1,421,010      6.92%     7.50%
   2,000,000      Federal National Mtg. Assn.            6.400%     11/9/04       96.781    1,935,620      6.61%     7.40%
     600,000      Federal National Mtg. Assn.            6.250%     5/15/29       89.000      534,000      7.02%     7.10%
   1,250,000      Federal National Mtg. Assn.            5.625%     3/15/01       99.078  $ 1,238,475      5.68%     6.40%
   1,400,000      Federal National Mtg. Assn.            4.750%    11/14/03       92.844    1,299,816      5.12%     6.80%
     440,000      Federal National Mtg. Assn.            5.740%     1/21/09       89.094      392,014      6.44%     7.30%
   1,925,000      Federal National Mtg. Assn.            5.350%    10/27/03       94.922    1,827,249      5.64%     6.80%

     471,938      GNMA Pool # 488924                     6.500%    11/15/28       93.843      442,881      6.93%     7.44%
     982,544      GNMA Pool # 422506                     6.500%     3/15/26       94.500      928,505      6.88%     7.49%
     514,847      GNMA Pool # 436214                     6.500%     2/15/13       97.062      499,722      6.70%     7.15%
   1,365,536      GNMA Pool # 460726                     6.500%    12/15/27       94.094    1,284,888      6.91%     7.46%
     933,271      GNMA Pool # 478072                     6.500%     5/15/28       93.843      875,810      6.93%     7.45%
     901,126      GNMA Pool # 427199                     7.000%    12/15/27       96.656      870,993      7.24%     7.61%
   2,955,700      GNMA Pool # 374892                     7.000%     2/15/24       97.187    2,872,557      7.20%     7.66%
     672,777      GNMA Pool # 002671                     6.000%    11/20/28       90.594      609,496      6.62%     7.45%
     599,547      GNMA Pool # 376400                     6.500%     2/15/24       94.812      568,443      6.86%     7.53%
   1,014,743      GNMA Pool # 379982                     7.000%     2/15/24       97.187      986,198      7.20%     7.66%
    386,880       GNMA Pool # 442996                     6.000%     6/15/13       94.781      366,689      6.33%     7.15%
   1,617,171      GNMA Pool # 458672                     6.500%     1/15/28       93.843    1,517,602      6.93%     7.46%
     869,245      GNMA Pool # 463839                     6.000%     5/15/13       94.781      823,879      6.33%     7.15%

U.S. TREASURIES

$  1,000,000      U.S. Treasury Bond                     5.500%     8/15/28     $ 85.281    $ 852,810      6.45%     6.70%
   1,500,000      U.S. Treasury Bond                     8.250%     5/15/05      100.641    1,509,615      8.20%     8.10%
   1,700,000      U.S. Treasury Bond                     6.000%     2/15/26       91.484    1,555,228      6.56%     6.70%
   4,925,000      U.S. Treasury Bond                     7.250%     5/15/16      104.531    5,148,152      6.94%     6.80%

   1,000,000      U.S. Treasury Note                     5.375%     1/31/00       99.984      999,840      5.38%     4.90%
   1,900,000      U.S. Treasury Note                     5.875%     6/30/00      100.094    1,901,786      5.87%     5.60%
   3,500,000      U.S. Treasury Note                     5.750%    10/31/00       99.719    3,490,165      5.77%     6.10%
   3,000,000      U.S. Treasury Note                     7.750%     2/15/01      101.625    3,048,750      7.63%     6.10%
   1,700,000      U.S. Treasury Note                     7.500%     2/15/05      104.297    1,773,047      7.19%     6.50%
                                                                                          ----------
Total Government Interests (identified cost, $49,168,837) -54.4%                          $47,499,211
                                                                                          -----------

Total Investments (identified cost, $89,765,688) - 97.2%                                  $84,883,143

Other Assets, Less Liabilities  - 2.8%                                                      2,453,062
                                                                                          ----------
Net Assets -- 100.0%                                                                      $87,336,205
                                                                                         ============
Average Maturity  - 9.8 Years

(1) Unaudited.

SELECTED BLUE CHIP EQUITIES PORTFOLIO (SBCP)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 1999



                                       Shares       Value


         EQUITY INTERESTS -- 99.2%


APPAREL -- 2.8%
Jones Apparel Group Inc.............  35,000   $    949,375
Liz Claiborne.......................  31,400      1,181,425
                                                ------------
                                               $  2,130,800
                                                ------------

AUTOMOTIVE -- 1.3%
Dana Corporation....................  31,700   $    949,019
                                                -----------


CHEMICALS -- 1.8%
Rohm & Haas Co......................  33,770   $  1,374,017
                                                -----------

CONSTRUCTION -- 3.3%
Southdown, Inc......................  16,200   $    836,325
Vulcan Materials Co.................  18,300        730,856
Toll Brothers.......................  50,500        940,563
                                                -----------
                                               $  2,507,744
                                                -----------


DIVERSIFIED -- 1.0%
Crane Co............................  39,850   $    792,019
                                                -----------



DRUGS, COSMETICS & HEALTHCARE -- 10.5%
Alberto Culver Co. Class A..........  74,300   $  1,616,025
Biogen, Inc.........................  28,700      2,425,150
Bard, C.R...........................  35,600      1,886,800
Watson Pharmaceutical, Inc..........  56,500      2,023,406
                                                -----------
                                               $  7,951.381
                                                -----------


ELECTRONICS -- 27.5%
Adobe Systems Inc...................  22,900   $  1,540,025
Altera Corp.........................  10,500        520,406
American Power Conversion...........  35,000        923,125
Analog Devices......................  20,500      1,906,500
Autodesk Inc........................  36,300      1,225,125
Citrix Systems Inc..................   5,700        701,100
Dallas Semiconductor Corp...........  24,100      1,552,944
Electronic Arts.....................   3,700        310,800
Gateway Inc.........................  22,900      1,650,231
Keane Inc...........................  64,300      2,041,524
Legato Systems Inc..................   7,500        516,094
Linear Technology Corp..............  14,100      1,009,031
Maxim Intergrated Products..........  10,000        471,875
Qualcom Inc.........................   4,800        845,400
Solectron Corp......................  10,800      1,027,350
Synopsys Inc........................  27,300      1,822,275
Veritas Software Corp...............  11,850      1,696,031
Vitesse Semiconductor Corp..........   9,200        482,425
Xilinx Inc..........................  11,800        536,532
                                                -----------
                                               $ 20,778,793
                                                -----------


FINANCIAL -- 10.9%
AFLAC Corp..........................  13,000   $    613,438
AMBAC Financial Group Inc...........   6,700        349,656
BB&T Corp...........................  27,240        745,695
Commerce Bancshares Inc.............  25,001        846,894
Compass Bancshares..................  43,175        963,342
First Security CP...................  38,150        974,019
Edwards (A.G.) Inc..................  12,430        398,537
Jefferson Pilot Corp................  14,400        982,800
Marshall & Ilsley Corp..............  15,600        979,875
MBIA Inc............................   7,500        396,094
Southtrust Corp.....................  25,150        950,984
                                                -----------
                                               $  8,201,334
                                                -----------



FOOD -- 4.0%
Hormel Foods Corp...................  35,200   $  1,430,000
Universal Foods Corp................  79,000      1,609,625
                                                -----------
                                               $  3,039,625
                                                -----------



MACHINERY & EQUIPMENT -- 4.9%
Deere & Co..........................  19,700   $    854,488
Ingersoll Rand Co...................  16,400        903,025
Lexmark Int'l. Group Inc............  21,300      1,927,650
                                                -----------
                                               $  3,685,163
                                                -----------



METAL PRODUCERS -- 1.9%
Alcoa Inc...........................  17,200   $  1,427,600
                                                -----------




METAL PRODUCTS MANUFACTURERS -- 0.8%
Trinity Industries..................  22,200   $    631,313
                                                -----------

OIL, GAS, COAL & RELATED SERVICES -- 6.7%
Ensco International Inc.............  69,700   $  1,594,388
Halliburton Company.................  37,300      1,501,325
Nabors Inds., Inc...................  62,900      1,945,968
                                                -----------
                                               $  5,041,681
                                                -----------



RECREATION -- 4.0%
Brinker International Inc...........  54,900   $  1,317,600
Harley-Davidson.....................  10,300        659,844
Wendys International Inc............  48,900      1,008,562
                                                -----------
                                               $  2,986,006
                                                -----------



RETAILERS -- 3.1%
Best Buy Company Inc................  10,600   $    531,988
Claire's Stores Inc.................  36,200        809,974
Office Depot........................  19,700        215,469
Ross Stores Inc.....................  44,400        796,425
                                                -----------
                                               $  2,353,856
                                                -----------



TRANSPORTATION -- 0.8%
USFreightways Corp..................  12,250   $    586,469
                                                -----------



UTILITIES -- 8.1%
Alltel Corporation..................  11,319   $    935,940
Duke Energy Corp....................  25,730      1,289,716
Nisource Inc........................  73,800      1,319,175
Questar Corp........................  77,700      1,165,500
Teco Energy.........................  75,800      1,407,038
                                                -----------
                                               $  6,117,369
                                                -----------


MISCELLANEOUS -- 5.8%
Avery-Dennison Corp.................  12,300   $    896,363
Cintas Corp.........................  17,400        924,375
Hon Inds. Inc.......................  37,700        827,044
Leggett & Platt Inc.................  45,220        969,403
Sysco Corp..........................  18,800        743,775
                                                -----------
                                               $  4,360,960
                                                -----------



TOTAL EQUITY INTERESTS -- 99.2%
  (identified cost, $59,242,450)               $ 74,915,149
                                                -----------

OTHER ASSETS,
  LESS LIABILITIES  -- 0.8%                         567,393
                                                -----------

NET ASSETS -- 100%                             $ 75,482,542
                                               ============


See notes to financial statements

INTERNATIONAL BLUE CHIP EQUITIES PORTFOLIO (IBCP)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 1999



                                      Shares       Value



       EQUITY INTERESTS -- 102.2%

BELGIUM -- 0.2%
Fortis B............................  11,000   $    397,015
                                                -----------


BRAZIL -- 1.5%
Embratel Partipacoes................  17,000   $    463,250
Petroleo Brasileiro.................  55,000      1,410,640
Telesp Participacoes SA ADR.........  31,500        769,781
                                                -----------
                                               $  2,643,671
                                                -----------


CANADA -- 3.9%
BCE Inc Com.........................  25,000   $  2,254,688
Bombardier Inc. Class B.............  42,000        858,043
Investors Group Inc.................  46,000        652,919
Nortel Network Corp.................  29,997      3,014,531
                                                -----------
                                               $  6,780,181
                                                -----------


DENMARK -- 0.9%
Novo Nordisk A/S-B..................   3,800   $    503,931
Tele Danmark........................  15,000      1,114,359
                                                -----------
                                               $  1,618,290
                                                -----------


FINLAND --  2.8%
Nokia Oy B Shares...................  19,000   $  3,445,992
Tietoenator Corporation.............  20,800      1,299,401
                                                -----------
                                               $  4,745,393
                                                -----------


FRANCE -- 14.4%
Alcatel.............................   8,000   $  1,837,862
Altran Technologies SA..............   2,200      1,330,032
Atos Ord............................   2,300        381,457
Aventis.............................   7,500        436,039
Axa Company FRF60...................  11,000      1,533,970
Carrefour Supermarche...............   6,000      1,106,949
Compagnie de Saint Goban............   4,600        865,347
France Telecom SA...................  17,000      2,249,064
L'oreal.............................   1,000        802,553
Peugeot SA..........................   4,000        908,452
Pinault-Primtemps-Redoute SA........   4,400      1,161,561
Rexel...............................   4,400        392,359
Sanofi-Synthelabo*..................  16,000        666,467
Societe Generale-A..................   7,500      1,745,667
St Microelectronics NV..............  25,000      3,849,035
Total Fina SA*......................  12,500      1,668,838
TV Francaise........................   2,200      1,152,694
Vivendi.............................  30,000      2,709,940
                                                -----------
                                               $ 24,798,286
                                                -----------



GERMANY -- 5.8%
Allianz AG Holding Ger Reg..........   4,800   $  1,615,384
DaimlerChrysler.....................  11,000        860,750
Deutsche Bank AG....................  10,000        843,764
Deutsche Telekom AG.................  15,500      1,108,864
Heidelberger Zement AG..............   3,000        234,267
Mannesmann AG.......................   8,800      2,145,785
Marschollek Lauten..................   1,200        315,580
Muenchene Rueckversicherungs........   1,600        410,295
Siemans Registered..................  19,000      2,431,339
                                                -----------
                                               $  9,966,028
                                                -----------


HONG KONG -- 3.6%
China Telecom....................... 390,000   $  2,438,127
Hutchison Whampoa................... 119,000      1,729,740
Johnson Electric Holdings........... 200,000      1,283,766
Television Broadcasts Ltd........... 110,000        749,936
                                                -----------
                                               $  6,201,569
                                                -----------


IRELAND -- 1.5%
Bank of Ireland..................... 134,000   $  1,066,645
Elan Corp PLC.......................  50,000      1,475,000
                                                -----------
                                               $  2,541,645
                                                -----------



ITALY -- 3.4%
Alleanza Assicurazioni SPA..........  83,000   $  1,018,623
Banca Intesa SPA....................  69,000        280,044
Mediaset SPA*.......................  74,000      1,143,937
Telecom Italia Mobile............... 306,000      3,410,389
                                                -----------
                                               $  5,852,993
                                                -----------


JAPAN -- 28.8%
Acom Co. Ltd........................  12,600   $  1,233,144
The Bank of Tokyo Mitsubishi........  63,000        877,122
Bellsystem24 Inc....................   2,000      2,190,066
Canon Inc...........................  50,000      1,984,748
Fanuc Co............................  18,000      2,289,597
Honda Motor Co. Ltd.................  29,000      1,077,434
Japan Telecom Co. Ltd...............     450      1,803,872
Matsushita Communication Ind........  17,000      4,487,683
Matsushita Elec. Ind................  50,000      1,383,457
Meitec..............................  19,000        603,735
Murata Mfg. Co. Ltd.................  19,000      4,458,350
Nintendo Corp. Ltd..................   5,700        937,925
NTT Data Corporation................   1,000      2,297,614
NTT Mobile Communications...........   1,000      3,842,393
Promise Co. Ltd.....................  16,000        813,453
Ricoh Corp. Ltd.....................  40,000        753,226

Rohm Company........................   6,300   $  2,587,016
The Sanwa Bank Ltd..................  50,000        607,646
Seven Eleven Japan Ltd..............  12,000      1,900,665
Softbank Corp.......................   1,900      1,816,777
Sony Corp...........................  10,000      2,962,456
Taiyo Yuden Co., Ltd................  64,000      3,791,944
Takeda Chem. Industries Ltd.........  27,000      1,333,105
Takefuji Corporation................  15,000      1,875,733
Toyota Motor Co.....................  38,000      1,839,069
                                                -----------
                                               $ 49,748,230
                                                -----------


MEXICO -- 1.9%
Cemex S.A........................... 161,000   $    898,684
Grupo Televisa SA-Ser CPO...........  13,000        438,125
Telefonos de Mexico................. 340,000      1,897,841
                                                -----------
                                               $  3,234,650
                                                -----------



NETHERLANDS -- 6.7%
Abn Amro Holdings...................  37,000   $    924,574
Aegon NV............................  16,000      1,546,061
ASM Lithography Holding NV..........  16,800      1,911,000
Equant NV*..........................   8,100        919,808
Fortis Amev NV......................  21,500        774,467
ING Groep N.V.......................  32,000      1,932,658
Koninklijke NV......................   7,500        732,273
Koninklijke Ahold NV................  23,000        681,107
Koninklijke Philips Electronics.....   9,500      1,292,247
Royal Dutch Petroleum Co............  15,000        919,687
                                                -----------
                                               $ 11,633,882
                                                -----------



PORTUGAL-- 0.7%
Portugal Telecom S.A. ADR........... 105,000   $  1,141,875
                                                -----------




SINGAPORE -- 2.5%
City Developments................... 100,000   $    584,883
Datacraft Asia Ltd.................. 157,000      1,303,100
Natsteel Electronics Ltd............ 133,000        702,100
United Overseas Bank-Foreign........  98,168        865,669
Venture Manufacturing...............  76,000        870,785
                                                -----------
                                               $  4,326,537
                                                -----------



SOUTH AFRICA -- 0.6%
Dimension Data Holdings Ltd......... 156,689   $    981,850
                                                -----------



SPAIN -- 3.5%
Banco Bilbao Vizcaya SA.............  58,000   $    826,353
Banco Santander Central Hisp........  75,500        855,070
Ferrovial...........................  40,000        580,378
Repsol S.A..........................  96,970      2,249,214
Telefonica..........................  60,033      1,500,133
                                                -----------
                                               $  6,011,148
                                                -----------


SWEDEN -- 2.8%
Ericsson AB B Free..................  49,500   $  3,183,597
Europolitan Holdings AB.............  20,000        352,734
Skandia Forsakrings AB Free.........  44,000      1,329,571
                                                -----------
                                               $  4,865,902
                                                -----------


SWITZERLAND -- 3.5%
Cie Financ Fichemont-UTS "A"........     630      1,503,108
Roche Holding AG - Genusschein......     620        735,732
Schw. Rueckversicherungs-Reg........     720      1,478,697
Zuerich Allied AG...................   3,900      2,223,394
                                                -----------
                                               $  5,940,931
                                                -----------


UNITED KINGDOM -- 13.2%
Allied Zurich PLC................... 179,000   $  2,105,152
Amvesco PLC......................... 145,000      1,685,225
Bowthorpe Holdings PLC..............  33,000        579,562
British Telecommunications PLC...... 100,000      2,391,841
BP Amoco PLC........................ 325,000      3,273,924
Cable & Wireless PLC................  21,500      1,138,156
Computer Management Group...........  38,000      2,792,136
Glaxo Wellcome PLC..................  50,000      1,417,268
HSBC Holdings PLC...................  50,000        706,213
Kingfisher PLC......................  85,417        944,915
Lloyds TSB Group PLC................  63,000        782,031
Sema Group PLC......................  63,000      1,132,028
Smithkline Beecham PLC..............  57,000        725,954
Vodafone Airtouch PLC............... 500,000      2,461,901
Wolseley PLC........................  95,000        664,001
                                                -----------
                                             $   22,800,307
                                                -----------

TOTAL EQUITY INTERESTS - 102.2%
  (identified cost, $121,697,318)              $176,230,383
                                                -----------

OTHER ASSETS,
   LESS LIABILITIES -- -2.2%                    (3,759,194)
                                                -----------


NET ASSETS -- 100%                             $172,471,189
                                               ============

* Non-income-producing security.

ADR: American Depository Receipts

Wright U.S. Treasury Money Market Fund (WTMM)
-------------------------------------------------------------------------------
Portfolio of Investments - December 31, 1999



Face                            Interest   Maturity
Amount     Issuer                 Rate       Date        Value
-------------------------------------------------------------------------------



$2,000,000   U.S. Treasury Bills  4.800%  1/06/00  $ 1,998,666
 2,000,000   U.S. Treasury Bills  4.800%  1/06/00    1,998,667
 3,825,000   U.S. Treasury Bills  4.770%  1/13/00    3,818,918
   400,000   U.S. Treasury Bills  4.550%  1/13/00      399,394
   900,000   U.S. Treasury Bills  5.080%  1/13/00      898,476
 3,000,000   U.S. Treasury Bills  5.200%  1/13/00    2,994,800
 1,250,000   U.S. Treasury Bills  4.550%  1/20/00    1,246,999
 1,300,000   U.S. Treasury Bills  4.950%  1/20/00    1,296,604
 2,500,000   U.S. Treasury Bills  5.060%  2/10/00    2,485,944
 2,000,000   U.S. Treasury Bills  5.100%  2/10/00    1,988,667
   100,000   U.S. Treasury Bills  4.890%  2/17/00       99,361
 1,500,000   U.S. Treasury Bills  5.100%  2/17/00    1,490,012
 1,000,000   U.S. Treasury Bills  5.050%  2/17/00      993,407
   900,000   U.S. Treasury Bills  5.000%  2/17/00      894,125
 1,600,000   U.S. Treasury Bills  5.040%  2/24/00    1,587,904
   800,000   U.S. Treasury Bills  5.050%  2/24/00      793,940
 2,000,000   U.S. Treasury Bills  5.020%  2/24/00    1,984,940
 2,100,000   U.S. Treasury Bills  5.100%  3/02/00    2,081,852
   800,000   U.S. Treasury Bills  5.070%  3/02/00      793,127
   500,000   U.S. Treasury Bills  5.110%  3/02/00      495,670
   900,000   U.S. Treasury Bills  5.210%  3/23/00      889,319
 2,000,000   U.S. Treasury Bills  5.040%  3/23/00    1,977,040
 2,000,000   U.S. Treasury Bills  5.290%  3/23/00    1,975,901
   500,000   U.S. Treasury Bills  5.270%  3/23/00      493,998
 2,200,000   U.S. Treasury Bills  5.000%  4/13/00    2,168,528
 2,800,000   U.S. Treasury Bills  5.225%  4/20/00    2,755,297
 2,600,000   U.S. Treasury Bills  5.450%  5/11/00    2,548,437
   400,000   U.S. Treasury Bills  5.450%  5/11/00      392,068
 1,200,000   U.S. Treasury Bills  5.100%  5/25/00    1,175,350
   900,000   U.S. Treasury Bills  5.190%  5/25/00      881,186
 1,000,000   U.S. Treasury Bills  5.260%  5/25/00      978,814
 2,500,000   U.S. Treasury Bills  5.400%  6/08/00    2,440,375

$  650,000   U.S. Treasury Bonds  5.375%  7/31/00  $   664,556
   350,000   U.S. Treasury Bonds  5.375%  7/31/00      357,800
 2,600,000   U.S. Treasury Bonds  5.375%  7/31/00    2,658,495

 2,500,000   U.S. Treasury Notes  5.375%  6/30/00    2,593,488
   500,000   U.S. Treasury Notes  5.375%  6/30/00      499,960
   500,000   U.S. Treasury Notes  5.375%  6/30/00      499,937
 2,000,000   U.S. Treasury Notes  5.375%  1/31/00    2,045,223
 2,000,000   U.S. Treasury Notes  5.500%  5/31/00    2,009,620
 1,000,000   U.S. Treasury Notes  5.500%  5/31/00    1,004,810
   750,000   U.S. Treasury Notes  5.125%  8/31/00      761,755
                                                    ----------

TOTAL INVESTMENTS
AT AMORTIZED COST -- 99.3%                         $ 62,113,430

Other Assets, less Liabilities  -- 0.7%                 413,745
                                                     ----------

Net Assets -- 100.0%                               $ 62,527,175
                                                    ===========


See notes to financial statements

U.S. GOVERNMENT NEAR TERM PORTFOLIO (NTBP)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 1999



Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1) Maturity(1)
---------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT INTERESTS

$   1,500,000     FNLB                                   5.430%     6/08/01     $ 98.578  $ 1,478,670      5.49%     6.50%
    1,500,000     Federal Home Loan Bank                 4.860%    10/05/01       97.016    1,455,240      4.99%     6.50%
    1,700,000     Federal Home Loan Bank                 5.125%     2/26/02       97.141    1,651,397      5.27%     6.50%
    2,000,000     Federal Home Loan Bank                 6.030%    11/26/02       98.281    1,965,620      6.10%     6.70%
    1,500,000     Federal Home Loan Bank                 5.675%     8/18/03       96.359    1,445,385      5.84%     6.80%
      750,000     Federal Home Loan Bank                 5.535%    11/10/03       95.391      715,433      5.77%     6.80%
    1,000,000     FHLMC                                  6.000%     1/12/04       96.437      964,370      6.19%     6.90%

    1,000,000     FNMA                                   5.310%     9/15/00       99.359      993,590      5.34%     6.50%
    1,500,000     FNMA                                   5.250%    11/19/01       97.672    1,465,080      5.36%     6.50%
    1,925,000     FNMA                                   5.900%     7/09/03       96.406    1,855,816      6.08%     7.00%
    1,300,000     FNMA                                   6.170%     8/05/03       97.047    1,261,611      6.33%     7.00%
    1,500,000     FNMA                                   5.940%     8/18/03       96.484    1,447,260      6.13%     7.10%
    1,500,000     FNMA                                   5.860%     8/20/03       96.281    1,444,215      6.05%     7.00%
    1,500,000     FNMA                                   5.910%     8/25/03       96.937    1,454,055      6.07%     7.00%
    1,500,000     FNMA                                   5.350%    10/27/03       94.922    1,423,830      5.60%     6.80%
    1,475,000     FNMA                                   5.860%     1/20/04       96.031    1,416,457      6.06%     7.30%
      770,000     FNMA                                   5.875%     4/23/04       95.469      735,111      6.11%     7.40%

    5,000,000     U.S. Treasury Note                     7.125%     2/29/00      100.281    5,014,050      7.10%     5.10%
    5,800,000     U.S. Treasury Note                     6.250%     5/31/00      100.156    5,809,048      6.23%     5.70%
    6,800,000     U.S. Treasury Note                     6.000%     8/15/00      100.016    6,801,088      5.99%     5.90%
    1,800,000     U.S. Treasury Note                     5.625%    11/30/00       99.578    1,792,404      5.64%     6.10%
    9,150,000     U.S. Treasury Note                     7.500%    11/15/01      102.172    9,348,738      7.31%     6.30%
                                                                                          -----------
Total Investments (identified cost, $52,649,375) --  98.1%                                $51,938,468

Other Assets, Less Liabilities --  1.9%                                                     1,024,564
                                                                                          -----------

Net Assets -- 100.0%                                                                      $52,963,032
                                                                                         ============
Average Maturity --  1.9 Years(1)


(1) Unaudited.

See notes to financial statements

U.S. TREASURY PORTFOLIO (USTBP)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 1999



Face                                                    Coupon     Maturity      Market                   Current  Yield To
Amount            Description                            Rate        Date         Price        Value     Yield(1) Maturity(1)
-----------------------------------------------------------------------------------------------------------------------------------

$    450,000      U. S. Treasury Notes                   5.375%     1/31/00     $ 99.984    $ 449,928      5.38%     4.90%
   3,400,000      U. S. Treasury Notes                   6.250%     5/31/00      100.156    3,405,304      6.24%     5.70%
   2,800,000      U. S. Treasury Notes                   5.750%    10/31/00       99.719    2,792,132      5.77%     6.10%
   4,450,000      U. S. Treasury Notes                   5.250%     1/31/01       99.094    4,409,683      5.30%     6.10%
   2,200,000      U. S. Treasury Notes                   5.000%     2/28/01       98.719    2,171,818      5.06%     6.10%
     950,000      U. S. Treasury Notes                   6.500%     5/15/05      100.031      950,295      6.50%     6.50%
   2,500,000      U. S. Treasury Notes                   6.500%     8/15/05      100.000    2,500,000      6.50%     6.50%
     450,000      U. S. Treasury Notes                   6.500%    10/15/06       99.734      448,803      6.52%     6.50%
   2,500,000      U. S. Treasury Notes                   6.125%     8/15/07       97.500    2,437,500      6.28%     6.50%

     600,000      U.S  Treasury Bonds                   11.625%    11/15/04      120.781      724,686      9.62%     6.60%
   1,000,000      U.S  Treasury Bonds                   10.000%     5/15/10      114.656    1,146,560      8.72%     7.90%
   1,300,000      U.S  Treasury Bonds                   14.000%    11/15/11      139.500    1,813,500     10.04%     8.60%
   2,900,000      U.S  Treasury Bonds                    7.250%     5/15/16      104.531    3,031,399      6.94%     6.80%
   1,500,000      U.S  Treasury Bonds                    6.250%     8/15/23       94.281    1,414,215      6.63%     6.70%
   2,725,000      U.S  Treasury Bonds                    6.000%     2/15/26       91.484    2,492,939      6.56%     6.70%
   3,450,000      U.S  Treasury Bonds                    5.500%     8/15/28       85.281    2,942,194      6.45%     6.70%
                                                                                           ------------
Total Investments (identified cost, $34,051,904) -  98.2%                                 $33,130,956


Other Assets, less Liabilities - 1.8%                                                         622,199
                                                                                           -----------


Net Assets -  100.0%                                                                      $33,753,155
                                                                                         ============

Average Maturity -  9.8 Years1

(1) Unaudited.

See notes to financial statements

CURRENT INCOME PORTFOLIO (CIFP)
-------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - December 31, 1999



Face                                                      Coupon       Maturity        Market                       Current
Amount            Description                              Rate          Date           Price          Value       Yield(1)
---------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT INTERESTS - 98.8%
$ 1,100,000       GNMA Pool #  000024                     8.500%      12/20/29        $102.531     $ 1,127,841       8.29%
      1,031       GNMA Pool #  000434                     8.000%       4/15/01         100.605           1,038       7.95%
        195       GNMA Pool #  000473                     7.500%       4/15/01         100.393             196       7.47%
    694,231       GNMA Pool #  000545                     7.500%      12/20/22          98.657         684,908       7.60%
  1,087,420       GNMA Pool #  000723                     7.500%       1/20/23          98.657       1,072,816       7.60%
    899,485       GNMA Pool #  001268                     8.000%       7/20/23         100.813         906,798       7.94%
        755       GNMA Pool #  001408                     6.500%       3/15/02          98.743             746       6.58%
     43,755       GNMA Pool #  001596                     9.000%       4/20/21         104.875          45,889       8.58%
    344,158       GNMA Pool #  001788                     7.000%       7/20/24          96.313         331,470       7.27%
    445,008       GNMA Pool #  002218                     7.500%       5/20/26          98.500         438,333       7.61%
  1,341,427       GNMA Pool #  002268                     7.500%       8/20/26          98.500       1,321,306       7.61%
    961,110       GNMA Pool #  002671                     6.000%      11/20/28          90.594         870,709       6.62%
  2,593,678       GNMA Pool #  002687                     6.000%      12/20/28          90.594       2,349,717       6.62%
        835       GNMA Pool #  003026                     8.000%       1/15/04         101.173             845       7.91%
        585       GNMA Pool #  003331                     8.000%       1/15/04         101.173             592       7.91%
      1,891       GNMA Pool #  004183                     8.000%       7/15/04         101.589           1,921       7.87%
        910       GNMA Pool #  004433                     9.000%      11/15/04          103.37             941       8.71%
      2,905       GNMA Pool #  005466                     8.500%       3/15/05         102.265           2,971       8.31%
        377       GNMA Pool #  005561                     8.500%       4/15/05         101.956             385       8.34%
      1,266       GNMA Pool #  005687                     7.250%       2/15/05          99.663           1,262       7.27%
      1,374       GNMA Pool #  005910                     7.250%       2/15/05          99.663           1,370       7.27%
      9,433       GNMA Pool #  007003                     8.000%       7/15/05         101.808           9,604       7.86%
      1,003       GNMA Pool #  007319                     6.500%      10/15/04          98.101             985       6.63%
      3,844       GNMA Pool #  009106                     8.250%       5/15/06         102.497           3,941       8.05%
      5,180       GNMA Pool #  009889                     7.250%       2/15/06          99.652           5,162       7.28%
        798       GNMA Pool #  011191                     7.250%       4/15/06          99.652             796       7.28%
      3,196       GNMA Pool #  012526                     8.000%      11/15/06         102.001           3,260       7.84%
     77,341       GNMA Pool #  151443                    10.000%       3/15/16         107.438          83,094       9.31%
     18,735       GNMA Pool #  153564                    10.000%       4/15/16         107.438          20,129       9.31%
     78,323       GNMA Pool #  172558                     9.500%       8/15/16         106.187          83,170       8.95%
    129,369       GNMA Pool #  176992                     8.000%      11/15/16         101.856         131,770       7.85%
     23,046       GNMA Pool #  177784                     8.000%      10/15/16         101.856          23,474       7.85%
     34,646       GNMA Pool #  180033                     9.500%       9/15/16         106.187          36,790       8.95%
      4,788       GNMA Pool #  188060                     9.500%      10/15/16         106.187           5,085       8.95%
      1,630       GNMA Pool #  190959                     8.500%       2/15/17         103.593           1,689       8.21%
     75,905       GNMA Pool #  192357                     8.000%       4/15/17         101.812          77,281       7.86%
    234,251       GNMA Pool #  194057                     8.500%       4/15/17         103.593         242,668       8.21%
     58,577       GNMA Pool #  194287                     9.500%       3/15/17         106.174          62,194       8.95%
    360,956       GNMA Pool #  194926                     8.500%       2/15/17         103.593         373,925       8.21%
      8,472       GNMA Pool #  196063                     8.500%       3/15/17         103.593           8,777       8.21%
    199,319       GNMA Pool #  203369                     8.000%      12/15/16         101.856         203,019       7.85%
     15,202       GNMA Pool #  206740                    10.000%      10/15/17         107.756          16,381       9.28%
     52,397       GNMA Pool #  206762                     9.000%       4/15/21         105.062          55,050       8.57%
     58,919       GNMA Pool #  207019                     8.000%       3/15/17         101.812          59,987       7.86%
      9,263       GNMA Pool #  208076                     8.000%       4/15/17         101.812           9,432       7.86%
      5,307       GNMA Pool #  210520                    10.500%       8/15/17         108.909           5,780       9.64%
     10,461       GNMA Pool #  210618                     9.500%       4/15/17         106.174          11,107       8.95%
     36,294       GNMA Pool #  211013                     9.000%       1/15/20         105.187          38,177       8.56%
     51,628       GNMA Pool #  211231                     8.500%       5/15/17         103.593          53,483       8.21%
     39,652       GNMA Pool #  212601                     8.500%       6/15/17         103.593          41,077       8.21%
      7,837       GNMA Pool #  218420                     8.500%      11/15/21         103.218           8,089       8.23%
    159,633       GNMA Pool #  219335                     8.000%       5/15/17         101.812         162,526       7.86%


$   157,436       GNMA Pool #  220703                     8.000%       5/15/17        $101.812       $ 160,289       7.86%
     15,010       GNMA Pool #  220917                     8.500%       4/15/17         103.593          15,550       8.21%
    246,957       GNMA Pool #  222112                     8.000%       1/15/22         101.375         250,353       7.89%
     30,822       GNMA Pool #  223126                    10.000%       8/15/17         107.756          33,213       9.28%
     50,512       GNMA Pool #  223133                     9.500%       7/15/17         106.174          53,631       8.95%
     12,396       GNMA Pool #  223348                    10.000%       8/15/18         107.836          13,368       9.27%
      4,188       GNMA Pool #  223588                    10.000%      12/15/18         107.836           4,517       9.27%
      4,848       GNMA Pool #  224078                    10.000%       7/15/18         107.836           5,228       9.27%
     42,031       GNMA Pool #  228308                    10.000%       1/15/19         107.756          45,292       9.28%
     20,518       GNMA Pool #  228483                     9.500%       9/15/19         106.149          21,780       8.95%
     23,485       GNMA Pool #  230223                     9.500%       4/15/18         106.162          24,933       8.95%
      6,442       GNMA Pool #  235000                    10.000%       1/15/18         107.559           6,929       9.30%
     36,295       GNMA Pool #  245580                     9.500%       7/15/18         106.162          38,532       8.95%
      8,467       GNMA Pool #  247473                    10.000%       9/15/18         106.249           8,996       9.41%
     64,165       GNMA Pool #  247681                     9.000%      11/15/19         105.312          67,574       8.55%
     20,752       GNMA Pool #  247872                    10.000%       9/15/18         107.836          22,379       9.27%
     20,237       GNMA Pool #  250412                     8.000%       3/15/18         101.711          20,584       7.87%
     29,783       GNMA Pool #  251241                     9.500%       6/15/18         106.162          31,619       8.95%
     31,538       GNMA Pool #  258911                     9.500%       9/15/18         106.162          33,481       8.95%
     25,383       GNMA Pool #  260999                     9.500%       9/15/18         106.162          26,947       8.95%
     17,347       GNMA Pool #  263439                    10.000%       2/15/19         107.906          18,719       9.27%
     30,953       GNMA Pool #  265267                     9.500%       8/15/20         106.137          32,854       8.95%
     15,768       GNMA Pool #  266983                    10.000%       2/15/19         107.906          17,015       9.27%
      7,124       GNMA Pool #  273690                     9.500%       8/15/19         106.149           7,563       8.95%
     22,875       GNMA Pool #  274489                     9.500%      12/15/19         106.149          24,282       8.95%
     19,197       GNMA Pool #  275456                     9.500%       8/15/19         106.149          20,377       8.95%
     21,384       GNMA Pool #  275538                     9.500%       1/15/20         106.137          22,697       8.95%
     18,690       GNMA Pool #  277205                     9.000%      12/15/19         105.312          19,683       8.55%
     65,871       GNMA Pool #  285744                     9.000%       5/15/20         105.187          69,289       8.56%
     43,845       GNMA Pool #  286556                     9.000%       3/15/20         105.187          46,120       8.56%
      1,019       GNMA Pool #  287999                     9.000%       9/15/20         105.187           1,072       8.56%
     67,320       GNMA Pool #  289092                     9.000%       4/15/20         105.187          70,813       8.56%
      2,971       GNMA Pool #  289949                     8.500%       7/15/21         103.218           3,067       8.23%
      6,257       GNMA Pool #  290700                     9.000%       8/15/20         105.187           6,582       8.56%
      7,989       GNMA Pool #  291933                     9.500%       7/15/20         106.137           8,479       8.95%
      5,505       GNMA Pool #  293666                     8.500%       6/15/21         103.218           5,683       8.24%
      1,027       GNMA Pool #  294209                     9.000%       7/15/21         105.062           1,079       8.57%
      6,723       GNMA Pool #  297345                     8.500%       8/15/20         103.311           6,946       8.23%
     18,628       GNMA Pool #  301017                     8.500%       6/15/21         103.218          19,228       8.23%
     38,378       GNMA Pool #  301366                     8.500%       6/15/21         103.218          39,614       8.23%
     70,883       GNMA Pool #  302713                     9.000%       2/15/21         105.062          74,471       8.57%
      5,776       GNMA Pool #  302723                     8.500%       5/15/21         103.218           5,963       8.23%
     23,352       GNMA Pool #  302781                     8.500%       6/15/21         103.218          24,104       8.23%
     48,814       GNMA Pool #  302933                     8.500%       6/15/21         103.218          50,385       8.23%
     88,250       GNMA Pool #  304512                     8.500%       5/15/21         103.218          91,090       8.23%
    131,676       GNMA Pool #  305091                     9.000%       7/15/21         105.062         138,342       8.57%
      4,050       GNMA Pool #  306669                     8.000%       7/15/21         101.406           4,108       7.89%
     70,511       GNMA Pool #  306693                     8.500%       9/15/21         103.218          72,781       8.23%
     73,530       GNMA Pool #  308792                     9.000%       7/15/21         105.062          77,253       8.57%
     42,438       GNMA Pool #  311087                     8.500%       7/15/21         103.218          43,805       8.23%
     13,582       GNMA Pool #  314222                     8.500%       4/15/22         103.218          14,019       8.23%
     69,933       GNMA Pool #  314581                     9.500%      10/15/21         106.124          74,217       8.95%
    183,351       GNMA Pool #  315187                     8.000%       6/15/22         101.375         185,873       7.89%


$   379,417       GNMA Pool #  315388                     8.000%       2/15/22        $101.375       $ 384,635       7.89%
    262,004       GNMA Pool #  315754                     8.000%       1/15/22         101.375         265,607       7.89%
    274,975       GNMA Pool #  316240                     8.000%       1/15/22         101.375         278,756       7.89%
    106,634       GNMA Pool #  316615                     8.500%      11/15/21         103.218         110,066       8.23%
    120,438       GNMA Pool #  317069                     8.500%      12/15/21         103.218         124,314       8.23%
    146,125       GNMA Pool #  317351                     8.000%       5/15/22         101.375         148,135       7.89%
    191,959       GNMA Pool #  317358                     8.000%       5/15/22         101.375         194,599       7.89%
    160,308       GNMA Pool #  318776                     8.000%       2/15/22         101.375         162,513       7.89%
      2,714       GNMA Pool #  318793                     8.500%       2/15/22         103.218           2,802       8.23%
    282,502       GNMA Pool #  319441                     8.500%       4/15/22         103.218         291,594       8.23%
     94,750       GNMA Pool #  321806                     8.000%       5/15/22         101.375          96,053       7.89%
    306,406       GNMA Pool #  321807                     8.000%       5/15/22         101.375         310,619       7.89%
    181,444       GNMA Pool #  321976                     8.500%       1/15/22         103.218         187,283       8.23%
    388,089       GNMA Pool #  323226                     8.000%       6/15/22         101.375         393,425       7.89%
    265,532       GNMA Pool #  323929                     8.000%       2/15/22         101.375         269,184       7.89%
    235,187       GNMA Pool #  325165                     8.000%       6/15/22         101.375         238,421       7.89%
     50,814       GNMA Pool #  325651                     8.000%       6/15/22         101.375          51,514       7.89%
    311,901       GNMA Pool #  329540                     7.500%       8/15/22          99.375         309,952       7.55%
    677,470       GNMA Pool #  329982                     7.500%       2/15/23          99.375         673,236       7.55%
    123,923       GNMA Pool #  331361                     8.000%      11/15/22         101.375         125,627       7.89%
    292,061       GNMA Pool #  335746                     8.000%      10/15/22         101.375         296,078       7.89%
    269,502       GNMA Pool #  335950                     8.000%      10/15/22         101.375         273,208       7.89%
  1,623,093       GNMA Pool #  336488                     7.000%       8/15/23          97.250       1,578,459       7.20%
  1,455,895       GNMA Pool #  348103                     7.000%       6/15/23          97.250       1,415,858       7.20%
    573,912       GNMA Pool #  348213                     6.500%       8/15/23          94.906         544,678       6.85%
    964,060       GNMA Pool #  350372                     7.000%       4/15/23          97.250         937,548       7.20%
    962,139       GNMA Pool #  350659                     7.500%       6/15/23          99.375         956,127       7.55%
  1,021,963       GNMA Pool #  350938                     6.500%       8/15/23          94.906         969,905       6.85%
  1,167,856       GNMA Pool #  352001                     6.500%      12/15/23          94.906       1,108,366       6.85%
    874,286       GNMA Pool #  352110                     7.000%       8/15/23          97.250         850,244       7.20%
    478,163       GNMA Pool #  362628                     7.000%       8/15/23          97.250         465,014       7.20%
    617,740       GNMA Pool #  363429                     7.000%       8/15/23          97.250         600,752       7.20%
    745,418       GNMA Pool #  367414                     6.000%      11/15/23          92.187         687,179       6.51%
  1,165,535       GNMA Pool #  367806                     6.500%       9/15/23          94.906       1,106,163       6.85%
  1,433,990       GNMA Pool #  368238                     7.000%      12/15/23          97.250       1,394,556       7.20%
  1,671,902       GNMA Pool #  368502                     7.000%       2/15/24          97.187       1,624,872       7.20%
  1,506,000       GNMA Pool #  370773                     6.000%      11/15/23          92.187       1,388,337       6.51%
  2,132,480       GNMA Pool #  372050                     6.500%       2/15/24          94.812       2,021,848       6.86%
    468,115       GNMA Pool #  372379                     8.000%      10/15/26         101.000         472,797       7.92%
    746,765       GNMA Pool #  372468                     6.500%      12/15/27          94.094         702,662       6.91%
  2,104,499       GNMA Pool #  376218                     7.500%       8/15/25          99.031       2,084,107       7.57%
    779,411       GNMA Pool #  376400                     6.500%       2/15/24          94.812         738,976       6.86%
    837,608       GNMA Pool #  387189                     7.000%       2/15/24          97.187         814,046       7.20%
    299,984       GNMA Pool #  394805                     7.500%       2/15/26          98.969         296,892       7.58%
    452,552       GNMA Pool #  398251                     7.500%       9/15/25          99.031         448,167       7.57%
    899,429       GNMA Pool #  405558                     7.500%       1/15/26          98.969         890,157       7.58%
  2,269,278       GNMA Pool #  410215                     7.500%      12/15/25          99.031       2,247,289       7.57%
  1,250,024       GNMA Pool #  410915                     6.500%       2/15/26          94.500       1,181,274       6.88%
  3,773,890       GNMA Pool #  413152                     8.000%      10/15/25         101.125       3,816,347       7.91%
    428,596       GNMA Pool #  414736                     7.500%      11/15/25          99.031         424,444       7.57%
    492,228       GNMA Pool #  417225                     7.500%       1/15/26          98.969         487,154       7.58%
    962,942       GNMA Pool #  417276                     7.000%       2/15/26          96.812         932,244       7.23%
  2,712,661       GNMA Pool #  420707                     7.000%       2/15/26          96.812       2,626,182       7.23%


$   523,331       GNMA Pool #  421829                     7.500%       4/15/26        $ 98.969       $ 517,936       7.58%
  1,179,710       GNMA Pool #  422506                     6.500%       3/15/26          94.500       1,114,827       6.88%
    117,819       GNMA Pool #  423114                     7.000%       9/15/27          96.656         113,879       7.24%
    498,456       GNMA Pool #  424173                     7.500%       3/15/26          98.969         493,317       7.58%
    451,551       GNMA Pool #  427199                     7.000%      12/15/27          96.656         436,452       7.24%
  1,346,799       GNMA Pool #  430279                     7.000%      10/15/27          96.656       1,301,762       7.24%
    298,731       GNMA Pool #  431036                     8.000%       7/15/26         101.000         301,719       7.92%
  1,391,314       GNMA Pool #  431612                     8.000%      11/15/26         101.000       1,405,228       7.92%
  1,539,873       GNMA Pool #  434505                     7.500%       8/15/29          98.875       1,522,550       7.59%
    858,079       GNMA Pool #  436214                     6.500%       2/15/13          97.062         832,869       6.70%
    736,507       GNMA Pool #  436723                     7.500%      11/15/26          98.969         728,914       7.58%
  2,498,337       GNMA Pool #  436777                     7.000%       4/15/27          96.656       2,414,793       7.24%
  1,830,079       GNMA Pool #  440166                     7.000%       2/15/27          96.656       1,768,881       7.24%
    852,903       GNMA Pool #  442063                     7.000%      10/15/26          96.812         825,713       7.23%
    612,548       GNMA Pool #  442190                     8.000%      12/15/26         101.000         618,674       7.92%
    531,326       GNMA Pool #  442193                     7.500%      12/15/26          98.969         525,849       7.58%
    778,775       GNMA Pool #  442996                     6.000%       6/15/13          94.781         738,131       6.33%
    858,991       GNMA Pool #  446943                     7.000%       4/15/27          96.656         830,267       7.24%
  2,248,777       GNMA Pool #  448490                     7.500%       3/15/27          98.875       2,223,478       7.59%
  1,402,947       GNMA Pool #  449176                     6.500%       7/15/28          93.843       1,316,568       6.93%
  1,460,061       GNMA Pool #  457100                     6.500%      11/15/28          93.843       1,370,166       6.93%
  1,200,188       GNMA Pool #  458712                     7.000%      11/15/27          96.656       1,160,054       7.24%
  2,425,757       GNMA Pool #  458762                     6.500%       1/15/28          93.843       2,276,404       6.93%
    433,227       GNMA Pool #  460698                     7.000%      10/15/27          96.656         418,741       7.24%
  1,365,536       GNMA Pool #  460726                     6.500%      12/15/27          94.094       1,284,888       6.91%
  1,606,318       GNMA Pool #  462363                     7.000%      11/15/27          96.656       1,552,603       7.24%
    896,471       GNMA Pool #  462444                     6.500%      12/15/27          94.094         843,526       6.91%
  1,361,222       GNMA Pool #  462623                     6.500%       3/15/28          93.843       1,277,412       6.93%
    880,172       GNMA Pool #  468173                     7.000%       8/15/28          96.562         849,912       7.25%
    912,633       GNMA Pool #  469226                     6.500%       3/15/28          93.843         856,443       6.93%
  1,924,085       GNMA Pool #  469615                     6.500%      10/15/28          93.843       1,805,619       6.93%
  1,790,161       GNMA Pool #  472028                     6.500%       5/15/28          93.843       1,679,941       6.93%
  1,369,225       GNMA Pool #  480030                     6.500%       6/15/28          93.843       1,284,923       6.93%
  1,825,333       GNMA Pool #  484195                     6.500%       8/15/28          93.843       1,712,948       6.93%
  3,333,286       GNMA Pool #  486482                     6.500%       9/15/28          93.843       3,128,051       6.93%
    990,074       GNMA Pool #  510083                     7.000%       7/15/29          96.562         956,036       7.25%
  1,446,531       GNMA Pool #  780429                     7.500%       9/15/26          99.031       1,432,515       7.57%
    684,540       GNMA Pool #  780518                     7.000%       6/15/26          96.937         663,573       7.22%
                                                                                                     -----------
Total Government Interests (identified cost, $102,259,801) -  98.8%                                 $98,768,551

Other Assets, less Liabilities - 1.2%                                                                 1,218,546
                                                                                                     -----------
Net Assets - 100.0%                                                                                 $99,987,097
                                                                                                     ============


(1) Unaudited.

See notes to financial statements

Wright Investors' Service Distributors, Inc.
1000 Lafayette Boulevard, Bridgeport, CT 06604


ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS
         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President and Trustee
         Dorcas R. Hardy, Trustee
         Leland Miles, Trustee
         Lloyd F. Pierce, Trustee
         Richard E. Taber, Trustee
         Raymond Van Houtte, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer

         ADMINISTRATOR
         Eaton Vance Management
         255 State Street
         Boston, Massachusetts 02109

         INVESTMENT ADVISER
         Wright Investors' Service
         1000 Lafayette Boulevard
         Bridgeport, Connecticut 06604

         PRINCIPAL UNDERWRITER
         Wright Investors' Service Distributors, Inc.
         1000 Lafayette Boulevard
         Bridgeport, Connecticut 06604
         (800) 888-9471
         e-mail: funds@wrightinvestors.com

         CUSTODIAN
         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116

         TRANSFER AND DIVIDEND DISBURSING AGENT
         PFPC Global Fund Services
         Wright Managed Investment Funds
         P.O. Box 5156
         Westborough, Massachusetts 01581-9698

         INDEPENDENT AUDITORS
         Deloitte & Touche LLP
         200 Berkeley Street
         Boston, Massachusetts 02116-5022

         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.